                            PARTICIPATION AGREEMENT


                          Dated as of November 9, 1993


                               Entered Into Among


                      MGM Grand Hotel, Inc., as Sublessee


                        Grand Equipment, Inc., as Lessee


                         MGM Grand, Inc., as Guarantor


                           The Certificate Purchasers
                          Listed on Schedule I hereto

                                      and

                  Norwest Bank Minnesota, National Association
                     not individually, except as expressly
                        set forth herein, but as Trustee

                               TABLE OF CONTENTS
                               -----------------

                                                              Page
                                                              ----
ARTICLE I          DEFINITIONS..............................     2

ARTICLE II         CLOSING

   Section 2.1     Transactions.............................     2
   Section 2.2     Conditions for Participants..............     3
   Section 2.3     Failure to Close.........................     8

ARTICLE III        EQUIPMENT AND RELEASE

   Section 3.1     Equipment Deliveries.....................     9
   Section 3.2     Release of Pledge........................     9

ARTICLE IV         GENERAL PROVISIONS

   Section 4.1     Nature of Transaction....................    10
   Section 4.2     Amounts Due Under Master Lease and
                   Sublease.................................    10
   Section 4.3     Replacement of Equipment.................    11
   Section 4.4     Failure to Deliver Certificates of
                   Acceptance...............................    12
   Section 4.5     Substitution for Letter of Credit........    12

ARTICLE V          REPRESENTATIONS AND WARRANTIES

   Section 5.1     Representations and Warranties of
                   Lessee, Sublessee and Guarantor..........    12
   Section 5.2     Representations and Warranties of
                   Certificate Purchasers...................    20
   Section 5.3     Representations and Warranties of
                   Trustee..................................    20

ARTICLE VI         COVENANTS

   Section 6.1     Covenants of Lessee......................    22
   Section 6.2     Covenants of Sublessee...................    25
   Section 6.3     Covenants of Guarantor...................    27
   Section 6.4     Covenants of Trustee.....................    30

ARTICLE VII        GENERAL INDEMNITY

   Section 7.1     Indemnity................................    30
   Section 7.2     Excessive Use Indemnity..................    31
   Section 7.3     WAIVER OF SECTION 1542...................    32


                                                                  Page
                                                                  ----
   Section 7.4        Indemnification of First Security Bank
                      of Utah, N.A..............................   32
   Section 7.5        Swap Agreement Indemnity..................   33

ARTICLE VIII          GENERAL TAX INDEMNITY

   Section 8.1        General Tax Indemnity.....................   33
   Section 8.2        Contest...................................   34
   Section 8.3        Gross Up..................................   36
   Section 8.4        Tax Returns...............................   36
   Section 8.5        Tax Character of Transaction..............   37

ARTICLE IX            LIMITATIONS

   Section 9.1        Limitation of Liability of Trustee........   37
   Section 9.2        Payments from Trust Estate................   38

ARTICLE X             MISCELLANEOUS

   Section 10.1       Survival of Covenants.....................   38
   Section 10.2       APPLICABLE LAW............................   38
   Section 10.3       Effect and Modification of Participation
                      Agreement.................................   38
   Section 10.4       Notices...................................   39
   Section 10.5       Transaction Costs.........................   40
   Section 10.6       Counterparts..............................   41
   Section 10.7       Severability..............................   41
   Section 10.8       Successors and Assigns....................   41
   Section 10.9       Brokers...................................   41
   Section 10.10      JURY TRIAL................................   41
   Section 10.11      Captions; Table of Contents...............   41
   Section 10.12      FINAL AGREEMENT...........................   42
   Section 10.13      No Third-Party Beneficiaries..............   42
   Section 10.14      Further Assurances........................   42
   Section 10.15      Reproduction of Documents.................   42
   Section 10.16      Consideration for Consents to Waivers
                      and Amendments............................   43
   Section 10.17      Submission to Jurisdiction................   43


Schedule I              --   Commitments
Schedule II             --   Equipment Maintenance Agreements
Schedule III            --   Plans
Schedule IV             --   Purchase Money Security Interests
Schedule V              --   Nevada Gaming Regulation
Schedule X              --   Definitions
Exhibit A               --   Form of Trust Agreement
Exhibit B               --   Form of Lease

Exhibit C                     --   Form of Sublease
Exhibit D                     --   Form of Guaranty
Exhibit E                     --   Form of Pledge Agreement
Exhibit F                     --   Form of Letter of Credit
  Schedule I                  --   Form of Letter of Credit
  Schedule II                 --   Form of Letter of Credit
Exhibit G 2.2(b)(i)           --   Form of Purchase Order Assignment
  Schedule I                  --   List of Purchase Agreements
Exhibit G 2.2(b)(iii)         --   Form of Certificate of Conveyance
  Schedule I                  --   Equipment List
Exhibit G 2.2(b)(iv)          --   Form of Certificate of Acceptance
Exhibit G 2.2(b)(v)           --   Form of Certificate of Possession
Exhibit G 2.2(b)(vi)          --   Form of Sublease Assignment
  Schedule I                  --   Form of Consent and Agreement of Sublessee
Exhibit G 2.2(b)(vii)         --   Form of Intercreditor Agreement
Exhibit G 2.2(e)(ii)          --   Form of Trustee's Opinion of Counsel

                            PARTICIPATION AGREEMENT
                          (MGM EQUIPMENT TRUST 1993-1)


     This PARTICIPATION AGREEMENT, dated as of November 9, 1993, is entered into among: (a) MGM Grand Hotel, Inc., a Nevada corporation, (b) Grand Equipment, Inc., a Delaware corporation, (c) MGM Grand Inc., a Delaware corporation, (d) the Persons named on Schedule I hereto, and (e) Norwest Bank Minnesota, a national association, not in its individual capacity, except as otherwise expressly provided herein, but solely as trustee under the Trust Agreement substantially in the form of Exhibit A hereto.

     WHEREAS, immediately preceding the execution hereof, the Lessee and the Trustee entered into the Trust Agreement;

     AND WHEREAS, on the Effective Date, the Sublessee will convey to the Lessee its interests in the items of Equipment identified on Schedule I to the Trust Agreement and the Lessee shall lease such Equipment to the Sublessee pursuant to the Sublease substantially in the form of Exhibit C hereto;

     AND WHEREAS, the Lessee will contribute to the Trustee its interest in the items of Equipment identified on Schedule I to the Trust Agreement and the Trustee will issue to the Sublessee the Certificates for the account of the Lessee;

     AND WHEREAS, upon receiving such Equipment, the Trustee will lease such items of Equipment to the Lessee pursuant to the Master Lease substantially in the form of Exhibit B hereto and simultaneously therewith the Sublease shall be considered restated as a sublease subject and subordinate to the terms and conditions of the Master Lease;

     AND WHEREAS, on the Effective Date, the Guarantor will enter into the Guaranty substantially in the form of Exhibit D hereto guaranteeing to the Trustee for the benefit of the Certificate Holders the payment and performance of all Obligations of the Lessee and Sublessee pursuant to the Operative Agreements;

     AND WHEREAS, on the Effective Date, the Guarantor will enter into the Pledge Agreement substantially in the form of Exhibit E hereto pledging to the Trustee for the benefit of the Certificate Holders, certain Certificates of Deposit to secure the Obligations;

     AND WHEREAS, on the Effective Date, the Guarantor will provide to the Trustee for the benefit of certain of the Certificate Holders a Letter of Credit issued by BofA, a national banking association, substantially in the form of Exhibit F hereto partially securing the performance of the Guarantor pursuant to the Guaranty;

     AND WHEREAS, on the Effective Date the Certificate Purchasers will purchase the Certificates from the Sublessee;

     NOW THEREFORE, in consideration of the mutual terms and conditions herein contained, the parties hereto agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

     Capitalized terms used but not defined herein (including those used in the foregoing recitals) shall have the meanings specified in Schedule X hereto
                                                         ----------
unless the context otherwise requires, which Schedule X shall for all purposes
                                             ----------
constitute a part of this Participation Agreement.


                                   ARTICLE II

                                    CLOSING

     Section 2.1  Transactions.  Subject to the terms and conditions hereof, the
                  ------------
following transactions shall occur and be closed at the offices of Lionel Sawyer & Collins, 1700 Valley Bank Plaza, 300 South Fourth Street, Las Vegas, Nevada 89101, Las Vegas, Nevada time, on the date not later than November 30, 1993 set by the Lessee and Sublessee with at least four Business Days prior notice to the other Participants hereunder (the "Effective Date"), which transactions shall be
                                   --------------
deemed to have occurred simultaneously:

          (a) The Sublessee shall convey to the Lessee all of the Sublessee's right, title and interest in and to the items of Equipment identified on Schedule I to the Trust Agreement and the Lessee shall contribute
              ----------
to the Trustee, subject to the Sublease all of the Lessee's right, title and interest in and to such items of Equipment, each in consideration for the Certificates;

          (b)           (i)   Each Certificate Purchaser shall purchase from the
Sublessee at 100% of the principal amount thereof, the Certificates set forth opposite the name of such Certificate Purchaser on Schedule I hereto (x) with an
                                                   ----------
amortization schedule consistent with the description of such Certificate contained in Schedule I to the reasonable satisfaction of the subject
             ----------
Certificate Purchaser and (y) with an interest rate or yield set at the spread specified in a letter agreement between Sublessee and each subject Certificate Purchaser over the interpolated interest rate of United States Treasury securities with the same average life or final maturity, as the case may be, as the Certificate being acquired to the reasonable satisfaction of the subject Certificate Purchaser four Business Days prior to the Effective Date; (ii) the Certificates to be purchased by such Certificate Purchaser shall be registered in the name of such Certificate Purchaser; and (iii) all of such Certificates shall be issued under the Trust Agreement pursuant to Article IV thereof, provided, however that the obligations
                      ----------          --------  -------
of the Certificate Purchasers shall be several and not joint;

          (c) The Lessee and the Sublessee shall enter into the Sublease, the Trustee and the Lessee shall enter into the Master Lease, and the Lessee shall assign its interest in the Sublease to the Trustee;

          (d) The Guarantor shall enter into the Guaranty guaranteeing to the Trustee for the benefit of the Certificate Holders the payment and performance of the Lessee and the Sublessee of all of the Obligations pursuant to the Operative Agreements and the Guarantor shall enter into the Pledge Agreement to further secure such Obligations;

          (e) The Guarantor shall provide to the Trustee for the benefit of the Certificate Holders the Letter of Credit; and

          (f) The Sublessee shall pay the Transaction Costs then payable to the persons entitled thereto.

All payments described above in this Section 2.1 shall be made by wire transfer
                                     -----------
of immediately available funds to the account specified for the recipient by written notice from the recipient to the payor no less than 2 Business Days prior to the Effective Date.

     Section 2.2  Conditions for Participants.  The obligation of each
                  ---------------------------
Participant to perform its obligations under Section 2.1 shall be subject to the
                                             -----------
fulfillment to the satisfaction of (including, with respect to writings, such writings being in form and substance reasonably satisfactory to the addressee or beneficiary thereof), or the waiver in writing by, such Participant of the following conditions precedent on or prior to the Effective Date (except that the obligation of any party hereto shall not be subject to such party's own performance or compliance):

          (a) Each of the parties hereto shall have made the payments and executed and delivered the documents, instruments, and certificates that such party is required to make, execute or deliver pursuant to Section 2.1
                                                          -----------
hereof or this Section 2.2;
               -----------

          (b) (i) The Lessee and the Sublessee shall have executed and delivered to the Trustee a Purchase Order Assignment substantially in the form of Exhibit G 2.2(b)(i) hereto with respect to items of Equipment which have
     -------------------
     not been delivered, are subject to an installation agreement or are subject to a retainage and financing statements with respect to all the items of Equipment identified in Schedule I to the Trust Agreement. Such financing
                             ----------
     statements shall have been filed for recording in all appropriate offices of all relevant jurisdictions;

          (ii) a fully executed release of lien ("Release of Lien") in
                                                  ---------------
     recordable form shall have been delivered to Trustee by Continental Bank, N.A., as beneficiary under the Deed of Trust, together with executed copies of Form UCC-2 release statements sufficient to release the items of Equipment, purchase orders and purchase agreements identified in Schedule I
                                                                      ----------
     to the Trust Agreement and evidence such release, respectively from the lien of such Deed of Trust;

          (iii) the Trustee shall have received a fully executed Certificate of Conveyance substantially in the form of Exhibit G 2.2(b)(iii) with respect
                                             ---------------------
     to the items of Equipment identified on Schedule I to the Trust Agreement
                                             ----------
     and which are not subject to a Purchase Order Assignment;

          (iv) a fully executed Certificate of Acceptance substantially in the form of Exhibit G 2.2.(b)(iv) with respect to the items of Equipment
             ---------------------
     identified on Schedule I to the Trust Agreement which have been delivered
                   ----------
     and become operational shall have been delivered to Trustee;

          (v)  a fully executed Sublease Assignment substantially in the form of

     Exhibit G 2.2.(b)(vi) shall have been delivered to the Trustee;
     ---------------------

          (vi) a fully executed Certificate of Possession substantially in the form of Exhibit G 2.2(b)(v) with respect to the items of Equipment on
             -------------------
     Schedule I to the Trust Agreement which are then located at the Hotel but for which a Certificate of Acceptance is not delivered shall have been delivered to the Trustee;

          (vii) a fully executed Officer's Certificate of Lessee and Sublessee shall have been delivered to the Trustee and the Certificate Purchasers in form acceptable to each Certificate Purchaser, setting forth (A) the total contract price of each purchase agreement or purchase order (as adjusted);
     (B) the total amount of payments made to Manufacturers of Equipment as of a date immediately preceding the Effective Date; and (C) the total amount of payments to be paid to Manufacturers after the Effective Date (assuming all work and services to be performed under such agreements is conforming) and the payment date (or estimated date) of each such payment, in each case by purchase agreement or purchase order;

          (viii) Certificates of Deposit subject to the Pledge Agreement shall have been delivered to the Trustee in an aggregate principal amount at least equal to the greater of: (A) the amount by which the principal amount of the Certificates exceeds payments certified as having been received by vendors of the Equipment and Charges; and (B) the amount necessary to pay all amounts still owing to the vendors of the Equipment as shown in the most recent monthly progress payment requests from vendors; and

          (ix)  a fully executed Intercreditor Agreement in the form of Exhibit
                                                                        -------
     G 2.2(b)(vii) shall have been delivered to the Trustee.
     -------------

          (c) The Certificate Purchasers shall have received a report from the Appraiser to their satisfaction opining:

          (i) That the fair market value of the Equipment from time to time is reasonably expected to be as follows:

               Date                            Value
               ----                            -----
          Sum of the Fair Market         $48,000,000
            Value of Equipment to
            be Delivered on the
            Effective Date and the
            Delivery Dates
          End of Master Lease Term       $27,256,350
          End of First Renewal Term      $18,809,380
          End of Second Renewal Term     $ 9,732,580

         (ii) that the remaining economic useful life of each item of the Equipment as of December 31, 1993 is at least seven years; and

          (iii) that it is commercially feasible for a Person other than the Sublessee to use the Equipment at the end of the Master Lease Term and each Renewal Term;

          (d) The representations and warranties of each of the parties hereto contained in this Participation Agreement or in any of the other Operative Agreements shall be true and correct in all material respects on the Effective Date with the same effect as though made on and as of the Effective Date, and an

Officer's Certificate, dated the Effective Date, of each of such parties (other than the Certificate Purchasers) to that effect shall have been delivered to such Participant, and in the case of any Certificate Purchaser, the purchase of the Certificates to be purchased by it pursuant to Section 2.1 shall be deemed
                                                   -----------
to constitute a confirmation by it that its representations and warranties contained herein are true and correct in all material respects on the Effective Date and an Officer's Certificate, dated the Effective Date, of the Guarantor stating that the representations and warranties of the Lessee and Sublessee contained in any of the Operative Agreements are true and correct in all material respects as of such date shall have been delivered to each of Trustee and the Certificate Purchasers;

          (e) On the Effective Date, each Participant and the Trustee shall have received the opinions of: (i) Christensen, White, Miller, Fink & Jacobs as counsel to Lessee, Sublessee and Guarantor, the form and substance of which shall be satisfactory to all Participants; and (ii) Dorsey & Whitney as counsel to Trustee substantially in the form of Exhibit G 2.2(e)(ii). The legal opinion
                                        --------------------
of Christensen, White, Miller, Fink & Jacobs may rely upon opinions of Nevada counsel as to matters of Nevada law;

          (f)  Each Certificate Purchaser and the Trustee shall have received:
(i) Copies of each of the Lessee's, the Sub-lessee's and the Guarantor's certificate of incorporation, certified by the Secretary of State of the States of their incorporation no earlier than the 15th day prior to the Effective Date, and by-laws, accompanied by an Officer's Certificate, dated the Effective Date, of such corporation, stating that such documents are in full force and effect and have not been amended since the respective dates thereof; (ii) certificates of existence and good standing from the Secretary of State of the States of their incorporation and the Secretary of State of the State of Nevada, respectively, dated no earlier than the 15th day prior to the Effective Date, with respect to each of the Lessee, Sublessee and Guarantor; (iii) a copy of resolutions of each of the Lessee's, Sublessee's and Guarantor's board of directors authorizing the execution, delivery and performance by such corporation of each of the Operative Agreements to which it is or will be a party, accompanied by an Officer's Certificate, dated the Effective Date, of such corporation, stating that such resolution is in full force and effect and has not been amended since the date of its adoption; and (iv) an incumbency certificate, dated the Effective Date, of each of the Lessee, Sublessee and Guarantor;

          (g) Each Participant shall have received: (i) A copy of the articles of association and by-laws of the Trustee accompanied by an Officer's Certificate, dated the Effective Date, of the Trustee stating that such documents are in full force and effect and have not been amended since the respective dates thereof;
(ii) a certificate of existence from the Comptroller of the Currency of the United States of America, dated no earlier than the 60th day prior to the Effective Date, with respect to the Trustee; and (iii) an incumbency certificate, dated the Effective Date, of the Trustee;

          (h) All Impositions other than Charges payable on or prior to the Effective Date in connection with the execution, delivery, recording or filing of any of the Operative Agreements, in connection with the filing of any of the financing statements, in connection with the issuance and sale of any of the Certificates or in connection with the consummation of any other transactions contemplated hereby or by any of the other Operative Agreements, shall have been paid in full by or for the account of the Lessee;

          (i) (i) Acceptable reports as to each of the Lessee, Sublessee and Guarantor by the office of the Secretary of State of the State of Nevada dated as close to the Effective Date as practicable, in respect of a search of the Uniform Commercial Code files maintained by such offices; and (ii) acceptable

          (j) The Trustee shall have received (and each Purchaser shall have received a copy of): (i) Current certificates to the effect that insurance complying with Section 7.1 of the Master Lease is in full force and effect; and
               -----------
(ii) the certificate of a satisfactory insurance consultant as required by such
Section 7.2 of the Master Lease;
- -----------

          (k)  Each Certificate Purchaser and the Trustee shall have received:
(i) A report or reports, in form and substance reasonably satisfactory to them, from a satisfactory environmental consultant, as to the compliance of the Equipment and the Site with all applicable Environmental Laws and as to such other matters as shall be reasonably requested by such Participant; and (ii) a written agreement from such environmental consultant that such Participant and the Trustee may rely upon such report or reports to the same extent as the Person that engaged such firm to provide such report or reports;

          (l)  [intentionally left blank]

          (m) The Certificate Purchasers and Trustee shall have received satisfactory evidence that the principal amount of the Certificates does not exceed the contract cost for the items of Equipment identified on Schedule I to
                                                                  ----------
the Trust Agreement plus the Charges properly attributable thereto;

          (n) All proceedings taken in connection with the Closing and all documents relating thereto shall be reasonably satisfactory to each Participant and its counsel, and each Participant and its counsel shall have received copies of such documents as such Participant or its counsel may reasonably request in connection therewith or as a basis for such counsel's opinions to be delivered in connection with the Closing, all in form and substance reasonably satisfactory to such Participant and its counsel;

          (o) No Event of Default or an event which with the giving of notice and/or lapse of time could become an Event of Default shall have occurred and be continuing;

          (p) The Trustee and Certificate Purchasers shall have received such other documents as they may reasonably request and which are consistent with the terms hereof including any necessary third party approvals; and

          (q) First Security Bank of Utah, National Association, as trustee, and The Industrial Bank of Japan, Limited, Los Angeles Agency shall have completed a secured nonrecourse loan which provides First Security Bank of Utah, National Association, in its capacity as trustee under the MGM Trust No. 2, with the funds to acquire a Class A-1 Certificate pursuant to the terms hereof and The Industrial Bank of Japan, Limited, Los Angeles Agency shall have received an opinion of Nagashima & Ohno, in form and substance reasonably satisfactory to it, with respect to such nonrecourse loan.

     Section 2.3  Failure to Close.  If any Certificate Purchaser fails to make
                  ----------------
any payment required of it, then any party hereto (other than the party so failing to make the payment or otherwise in breach) may cancel its obligations under this Participation Agreement and the transactions contemplated hereby by notice to the other parties. The party wrongfully failing to make its payment shall not be responsible for any consequential damages suffered by the Guarantor, Lessee, Sublessee or any of their Affiliates as a result of its failure to so fund.

                                 ARTICLE III

                             EQUIPMENT AND RELEASE

          Section 3.1  Equipment Deliveries.  The Lessee and Sublessee will
                       --------------------
promptly inspect all items of Equipment upon receipt and/or installation. The Lessee and Sublessee shall execute and deliver to the Trustee Certificates of Acceptance substantially in the form of Exhibit G 2.2(b)(iv) upon the
                                        --------------------
determination that such items of Equipment are acceptable, together with a certificate of insurance as required by Section 7.2 of the Master Lease. In addition, on the Effective Date, Lessee and Sublessee shall execute and deliver to the Trustee Certificates of Possession substantially in the form of Exhibit G
                                                                       ---------
2.2(b)(v) in respect of all items of Equipment which are located at the Hotel on
- ---------
such date but for which Certificates of Acceptance have not been executed and delivered by Lessee and Sublessee to the Trustee. Such items of Equipment shall become subject to the terms and conditions of the Master Lease and the Sublease upon the earlier of the execution and delivery of a Certificate of Possession, if applicable, or a Certificate of Acceptance. The Sublessee shall make all necessary arrangements to cause all of the Equipment to be received, installed in good working order and accepted no later than 240 days after the Document Closing Date. In addition, the Sublessee shall make all necessary arrangements to cause all vendors of the Equipment to have delivered Certificates of Conveyance to the Trustee pursuant to Purchase Order Assignments no later than 240 days after the Document Closing Date.

          Section 3.2  Release of Pledge.  As and when provided in the Pledge
                       -----------------
Agreement, all or a portion of the Certificates of Deposit shall be released from the Pledge Agreement such that the principal amount of Certificates of Deposit subject to the Pledge Agreement is always equal to or greater than (to the extent necessary due to the denomination of the Certificates of Deposit) the amount which the Lessee and the Sublessee certify (such certification, a "Pledge
                                                                          ------
Certification") (which Pledge Certification shall be accompanied by supporting
- -------------
certifications including those provided in the monthly progress payment requests) is the greater of:

          (a) the amount by which the principal amount of the Certificates exceeds the sum of payments to the vendors through the date of the Pledge Certification of the Equipment and Charges paid through the date of the Pledge Certification; and

          (b) the amount necessary to pay in full all amounts still owing to the vendors of the Equipment plus Charges with respect thereto, provided
                                                                     --------
     that the above-referenced
     certifications shall be a condition precedent to any release of any Certificate of Deposit and the referenced Certificate of Deposit shall have a principal amount at least equal to the greater of clause (a) above or
                                                         ----------
     this clause (b).
          ----------


                                   ARTICLE IV

                               GENERAL PROVISIONS

     Section 4.1  Nature of Transaction.  It is the intent of the Participants
                  ---------------------
that: (a) The transaction contemplated hereby constitute an operating lease from Trustee to Lessee and an operating sublease from Lessee to Sublessee for purposes of Lessee's and Sublessee's financial reporting; (b) The transaction contemplated hereby grants ownership in the Equipment to the Lessee for purposes of Federal and state income tax, bankruptcy and Uniform Commercial Code purposes; (c) The Master Lease grants a security interest in the Equipment to the Trustee for the benefit of the Certificate Holders; and (d) The Trust be treated as a grantor trust for Federal and state income tax purposes. Nevertheless, the Lessee, Sublessee and Guarantor acknowledge and agree that no Participant or any other Person has made any representations or warranties concerning the tax, accounting or legal characteristics of the Operative Agreements and that the Lessee, Sublessee and Guarantor have obtained and relied upon such tax, accounting and legal advice concerning the Operative Agreements as they deem appropriate.

     Section 4.2  Amounts Due Under Master Lease and Sublease.  Anything else
                  -------------------------------------------
herein or elsewhere to the contrary notwithstanding, it is the intention of the Participants that: (i) The amount and timing of installments of Rent (other than the final installment of Rent at the end of the Master Lease Term or any Renewal Term) due and payable from time to time from the Sublessee under the Sublease and from the Lessee under the Master Lease shall be equal to the aggregate payments of principal, interest or yield (including Make-Whole Premium) due and payable from time to time on the Certificates; (ii) in the event that the Lessee properly elects the Fixed Price Purchase Option, the sum of the final installment of Rent (whether at the end of the Master Lease Term or a Renewal Term) and the Purchase Option Exercise Amount shall equal all amounts (including Make-Whole Premium) then due and payable on the Certificates; (iii) in the Event of a Default including an Event of Default in connection with the attempted exercise of the Sale Option under Section 11.1(c) of the Master Lease, the amounts then due and payable by the Sublessee under the Sublease and the Lessee under the Master Lease shall equal all amounts (including Make-Whole Premium) then due and payable on the Certificates; (iv) in the event that the Lessee properly elects the Sale Option (and such option is not revoked because of an Event of Default or an event which with the giving of notice and/or passage of time could become an Event of Default under the Master Lease), the final installment of principal and interest or yield on the Certificates (whether at stated maturity of the Certificates or upon a prepayment in full of the Certificates at the end of the Master Lease Term or first Renewal Term) will be greater than the sum of the installment of Rent due from Lessee and Sublessee on such date and the Total Recourse Amount owed by Lessee under Section 11.1(c) of the Master Lease on such date by no more than the amount by which the Lease Balance on such date exceeds the greater of the Applicable Percentage Amount or the Recourse Deficiency Amount on such date, and the Lessee shall be required to pay such greater amount, together with Adjusted Proceeds; and (v) in all events, the Class A-1 Certificates and the Class A-2 Certificates represent fully recourse obligations of the Lessee and the Sublessee supported by the Guaranty, Pledge Agreement and, in the case of the Class A-1 Certificate, the Letter of Credit, all in accordance with their terms.

     Section 4.3  Replacement of Equipment.  The Trustee shall release items of
                  ------------------------
Equipment from the Master Lease and the Trust Agreement and evidence such release by the execution and delivery of a UCC-2 termination statement release, a bill of sale and such other documents as may be required to release the Substituted Item from the Master Lease and which are in form and substance satisfactory to the Certificate Holders subject to the following conditions:

               (a) Each of the Certificate Holders and Trustee has received a Replacement Notice from the Lessee in writing at least 10 days prior to the requested release which identifies the Replacement Item and Substituted Item;

               (b) The Replacement Item is new and of the same or greater value, utility and useful life than the Substituted Item on the date it became subject to the Master Lease to the satisfaction of the Certificate Holders; and

               (c)  The conditions set forth in Section 2.2(b), 2.2(h), 2.2(i),
                                                --------------  ------  ------
     2.2(k)(i), 2.2(o) and 2.2(p) have been satisfied with respect to the
     ---------  ------     ------
     Replacement Item as though it had been identified in a Delivery Date Notice. The Lessee shall pay on behalf of the Trust Estate for the Replacement Item with its own funds or direct the Trustee to pay for such Replacement Items from funds on deposit in the Deposit Account, so long as the conditions of this Section 4.3 have been satisfied and the Substituted
                            -----------
     Item has suffered a Casualty with respect to which proceeds were deposited in the Deposit Account. There shall be no obligation on the part of the Trustee, the Trust Estate or the Certificate

     Holders to pay for or otherwise finance the Replacement Item except by way of releasing the Substituted Item as provided by this Section 4.3 and by
                                                           -----------
     disbursing funds in the Deposit Account.

     Section 4.4  Failure to Deliver Certificates of Acceptance.  In the event
                  ---------------------------------------------
that the items of Equipment (or Replacement Items therefor) listed in Schedule I to the Trust Agreement are not made subject to the Master Lease by delivery of a Certificate of Acceptance within 240 days of the Document Closing Date, Lessee and Sublessee, jointly and severally, shall purchase from the Certificate Holders, and the Certificate Holders shall sell to Lessee and Sublessee on such date, all outstanding Certificates for an amount equal to the Lease Balance, accrued and unpaid interest or yield, any Make-Whole Premium and all other fees and expenses due and payable under any of the Operative Agreements; provided
                                                                    --------
that Lessee and Sublessee may not substitute Replacement Items for the escalators and elevators and theme park rides.

     Section 4.5  Substitution for Letter of Credit.  At the written request of
                  ---------------------------------
Guarantor delivered to each Certificate Holder, the Trustee and the Industrial Bank of Japan, Limited, Los Angeles Agency, the Guarantor may request that other collateral shall be substituted for the Letter of Credit. Such written request shall describe in reasonable detail the nature and estimated current fair market value of the other collateral and the terms and conditions on which such collateral may be substituted. The other collateral will only be substituted for the Letter of Credit if all Certificate Holders, in their sole and absolute discretion, consent to such substitution on the terms set forth in the request and the conditions set forth in such request are fulfilled.


                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

     Section 5.1  Representations and Warranties of Lessee, Sublessee and
                  -------------------------------------------------------
Guarantor.  Lessee, Sublessee and Guarantor jointly and severally represent and
- ---------
warrant and as of the Effective Date will jointly and severally represent and warrant to the Trustee and Certificate Purchasers that:

          (a) Sublessee, as of the Effective Date, will have good and marketable title to the items of Equipment delivered through such date and the items of Equipment delivered through such date are free from all Liens except those created by the Operative Agreements and the Purchase Money Security Interests;

          (b) No filing, recordation or registration is necessary in order to perfect the security interest in such items of Equipment, except for the filing of one or more U.C.C. financing statement(s) in the office of the Secretary of State of Nevada and in the county records of Clark County, Nevada and one or more U.C.C. fixture filing(s) in the real property records of Clark County, Nevada, and that upon such filings, the security interest in such items of Equipment are enforceable and properly perfected;

          (c) The values assigned to the Equipment by the Appraiser in its report for the Effective Date, the end of Master Lease Term, the end of First Renewal Term and the end of Second Renewal Term are reasonable and such Appraiser's report is based on reasonable assumptions; the information provided by Lessee and/or Sublessee to the Appraiser and forming the basis for the conclusions set forth in the Appraiser's report, taken as a whole, was true and correct in all material respects and did not omit any information necessary to make the information provided not materially misleading;

          (d) Lessee, Sublessee and Guarantor are corporations duly incorporated, validly existing and in good standing under the laws of the States of Delaware, Nevada and Delaware, respectively;

          (e) Lessee, Sublessee and Guarantor are duly qualified or licensed and in good standing as foreign corporations authorized to do business in each other jurisdiction where, because of the nature of their respective activities or properties, such qualification or licensing is required, except for such jurisdictions where the failure to be so qualified or licensed will not materially adversely affect the consolidated condition (financial or otherwise), business, prospects or operations of Lessee, Sublessee or Guarantor and their respective consolidated subsidiaries;

          (f) Lessee, Sublessee and Guarantor each have all requisite corporate power and authority to execute, deliver, and perform its respective obligations under each Operative Agreement to which it is a party;

          (g) The execution and delivery by Lessee, Sublessee and Guarantor of the Operative Agreements to which it is a party, and the performance by Lessee, Sublessee and Guarantor of their respective obligations under such Operative Agreements, have been duly authorized by all necessary corporate action (including any necessary stockholder action) on its or their part, and do not and will not: (i) Violate any provision of any law, rule or regulation presently in effect having applicability to Lessee, Sublessee or Guarantor or of any order, writ, judgment, decree, determination or award presently in effect having applicability to Lessee, Sublessee or Guarantor or of the charter or bylaws of Lessee, Sublessee or Guarantor; (ii) result in a breach of or constitute a default under any indenture or loan or credit agreement, or result in a breach of or constitute a default under any other agreement or instrument to which Lessee, Sublessee or Guarantor is a party or by which Lessee, Sublessee or Guarantor or their respective properties may be bound or affected; or (iii) result in, or require, the creation or imposition of any lien or security interest of any nature upon or with respect to any of the properties now owned or hereafter acquired by Lessee, Sublessee or Guarantor (other than the security interest contemplated by the Master Lease), and none of Lessee, Sublessee or Guarantor is in default under or in violation of their respective charters or bylaws;

          (h) Each of the Operative Agreements to which Lessee, Sublessee or Guarantor is a party constitutes the legal, valid and binding obligation of Lessee, Sublessee or Guarantor, respectively, enforceable against Lessee, Sublessee or Guarantor, respectively, in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity;

          (i) There is no litigation (including, without limitation, derivative actions), arbitration or governmental proceedings pending or, to the knowledge of Lessee, Sublessee or Guarantor, threatened against Lessee, Sublessee or Guarantor which may materially and adversely affect the consolidated condition (financial or otherwise), business, prospects or operations of Lessee, Sublessee, Guarantor or their respective consolidated subsidiaries or impair Lessee's, Sublessee's or Guarantor's ability to perform their respective obligations under the Operative Agreements to which they are party;

          (j) No authorization, consent, approval, license or formal exemption from, nor any filing, declaration or registration with, any court, governmental agency or regulatory authority (Federal, state, local or foreign), including, without limitation, the Securities and Exchange Commission, or with any securities exchange, is or will be required in connection with: (i) The execution and delivery by Lessee, Sublessee or Guarantor of the Operative Agreements to which they are party; (ii) the performance by Lessee, Sublessee or Guarantor of their respective obligations under such Operative Agreements; or (iii) the ownership, operation and maintenance of the Equipment as contemplated by the Operative Agreements, except in the case of (ii) and (iii) for matters in the ordinary course of business as to which Lessee, Sublessee or Guarantor believe will be obtained as required;

          (k)  Except as set forth in Schedule II, hereto, there is no
                                      -----------
     agreement, understanding, contract or document to which the Lessee, Sublessee or Guarantor is a party which is necessary in order to test, maintain, repair, use or operate any item of Equipment;

          (l) The principal place of business and chief executive office (as such term is used in Article 9 of the Uniform Commercial Code) of the Lessee is located at 3155 West Harmon Avenue, Las Vegas, Nevada 89103; Sublessee is located at 3155 West Harmon Avenue, Las Vegas, Nevada 89103; and Guarantor is located at 3155 West Harmon Avenue, Las Vegas, Nevada 89103;

          (m)  Relying upon the accuracy of the representations in Section
                                                                   -------
     5.2(d) hereof, the execution and delivery of the Operative Agreements by
     ------
     the Lessee, Sublessee and Guarantor and the creation of the beneficial interest in the Trust will not involve any prohibited transaction within the meaning of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended;

          (n) The Lessee, Sublessee and Guarantor have filed or caused to be filed all United States Federal and all other material tax returns that are required to be filed by the Lessee, Sublessee or Guarantor, and have paid or caused to be paid all taxes shown to be due and payable on such returns or on any assessment received by the Lessee, Sublessee or Guarantor to the extent that such taxes have become due and payable and, to the extent (if any) that such taxes are not due and payable, has established or caused to be established reserves that are adequate for the payment thereof in accordance with generally accepted accounting principles;

          (o) The Equipment and the property where it is located and the current operation thereof and thereon do not violate any laws, rules, regulations, or orders of any Authorities that are applicable thereto, including, without limitation, any thereof relating to matters of occupational safety and health or Environmental Laws which could have a Material Adverse Effect;

          (p) Taken as a whole, neither this Participation Agreement, nor any offering materials, nor the other Operative Agreements to which the Lessee, Sublessee or Guarantor is or will be a party nor the other documents and certificates furnished pursuant to this Participation Agreement to the Trustee, or the Certificate Purchasers in connection with the transactions contemplated by this Participation Agreement, contains any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein and therein, in the light of the circumstances under which they were made, not misleading. There is no fact known to the Lessee, Sublessee or Guarantor which has not been disclosed to the other Participants that to the best of their knowledge and belief could materially and adversely affect the ability of the Lessee, Sublessee or Guarantor to perform their respective obligations under this Participation Agreement or the Operative Agreements. There is no fact concerning the environmental conditions at the Site known to the Lessee, Sublessee or Guarantor which could have a Material Adverse Effect;

          (q) Neither Lessee, Sublessee nor the Guarantor is subject to regulation as a "holding company," an "affiliate" of a "holding company", or a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended;

          (r) Neither the Lessee, Sublessee nor the Guarantor is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

          (s) There are no patents, patent rights, trademarks, service marks, trade names, copyrights, licenses or other intellectual property rights with respect to the Equipment that are necessary for the continued economic operation of the Equipment and that are not available to Sublessee in the ordinary course of business;

          (t) Neither the Trustee nor any Certificate Purchaser will become, solely by reason of entering into the Operative Agreements or the consummation of the transactions contemplated by this Participation Agreement, subject to on-going regulation of its operations by the Nevada Gaming Authorities, except as otherwise provided on Schedule V;
                                                         ----------

          (u) The use of the proceeds from the transaction contemplated by this Participation Agreement will not violate or result in any violation of
     Section 7 of the Securities Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System;

          (v) No Event of Default or event which with the passage of time and/or giving of notice could become an Event of Default has occurred and is continuing;

          (w) No Casualty has occurred with respect to the items of Equipment to be delivered on the Effective Date;

          (x) The transfer of items of Equipment made by the Sublessee on the Effective Date will not render the Sublessee insolvent, nor was it made in contemplation of the Sublessee's insolvency; the value of the assets and properties of the Sublessee at fair valuation and at their then present fair salable value is and, after such transfers, will be greater than Sublessee's total liabilities, including contingent liabilities, as they become due; the property remaining in the hands of the Sublessee after such transfers was not and will not be an unreasonably small amount of capital;

          (y)  All insurance coverages required by Section 7.1 of the Master
                                                   -----------
     Lease are in full force and effect and there are no past due premiums in respect of any such insurance;

          (z) The Equipment is personal property within the meaning of the laws of the State of Nevada; and the Equipment is "goods" or "fixtures" (as defined in the Uniform Commercial Code as in effect in the State of Nevada);

          (aa) The Guarantor and Sublessee have delivered to the Trustee and Certificate Purchasers the consolidated balance sheet of the Guarantor and Sublessee and their consolidated subsidiaries as of December 31, 1992 and the related consolidated statements of income, cash flows and changes in shareholders' equity accounts for the year then ended and the unaudited consolidated balance sheet of the Guarantor and its consolidated subsidiaries as of March 31 and June 30, 1993 and the related consolidated statements of income, cash flows and changes in shareholders' equity accounts for the months then ended; such consolidated financial statements have been prepared in accordance with generally accepted accounting principles, applied on a consistent basis throughout the periods covered thereby and on a basis consistent with prior periods; and such consolidated financial statements fairly present the consolidated financial condition of the Guarantor and Sublessee and their consolidated subsidiaries at such dates and the consolidated results of their operations for such periods. There has been no material adverse change in the condition (financial or otherwise), operation, prospects or business of Sublessee or Guarantor on either a consolidated or separate basis since December 31, 1992;

          (ab) The Guarantor has sole beneficial and record ownership, directly or indirectly, of 100% of the issued and outstanding capital stock of each of the Lessee and Sublessee. There are no outstanding subscriptions, options, warrants, calls, rights (including preemptive rights) or other arrangements or commitments of any nature relating to any capital stock of Lessee or Sublessee;

          (ac) Lessee is a newly created entity which has not engaged in and will not engage in any business other than entering into and performing its obligations pursuant to the Participation Agreement, Lease and Sublease and the other Operative Agreements to which it is a party;

          (ad) Each of the Lessee, the Sublessee, and the Guarantor represents to each other party hereto that: (i) Neither it, nor any of its Affiliates, nor anyone it has authorized or employed to act on its behalf as agent, broker, dealer or otherwise in connection with the offering or sale of the Certificates or any similar security or any interest in and to the Trust Estate or any similar security has, directly or indirectly, offered any Certificates or any similar security or any interest in and to the Trust Estate or any similar security, for sale to, or solicited any offer to acquire any of the same from, anyone, except that the Lessee represents that it and its Affiliates have offered Certificates to the Certificate Purchasers and to other "accredited investors" as defined in Rule 501 promulgated pursuant to the Securities Act of 1933, as amended; and (ii) neither it nor anyone it has authorized to act on its behalf has offered or sold, or will so offer or sell, any Certificates or any interest in and to the Trust Estate, or any securities similar thereto, so as to bring the issuance and sale of the Certificates or the interest in the Trust Estate within the provisions of Section 5 of the Securities Act of 1933, as amended; and

          (ae)  Schedule III lists all Plans maintained by, sponsored by or to
                ------------
     which Lessee, Sublessee, Guarantor or any Related Person thereto may have any liability or contingent liability and separately identifies Plans which are intended to be qualified under section 401(a) of the Code and Multiemployer Plans. A written description of each such Plan has been provided to the Certificate Purchasers and each such description is true and complete in all material respects. Each such Plan is in material compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal and state laws, including all requirements of the Code and ERISA which require the filing of reports, all reports so filed were true and correct in all material respects as of the date filed and benefits have been paid under each such Plan in accordance with the provisions of the Plan and applicable law. Each such Plan which is intended to be qualified under Section 401(a) of the Code has been determined by the IRS to be so qualified, the trusts created thereunder have been determined by the IRS to be exempt from tax under the provisions of section 501 of the Code, and, to the best knowledge of Lessee, Sublessee, Guarantor or any Related Person thereto, nothing has occurred which would cause the loss of such qualification or tax-exempt status. Except as set forth on Schedule III,
                                                                 ------------
     (i) none of the Plans listed on Schedule III which are Pension Plans has
                                     ------------
     any unfunded current liability (as defined in section 302(d) and 412(1) of the Code) for which Lessee, Sublessee, Guarantor or any Related Person thereto may be liable; (ii) no Plan listed on Schedule III provides medical
                                                   ------------
     or other welfare benefits or extends coverage relating to such benefits beyond the date of an employee's termination of employment with Lessee, Sublessee, Guarantor or any Related Person thereto, except to the extent required by Section 4980B or the Code of Section 601 of ERISA and at the sole expense of the employee or his beneficiaries to the fullest extent permissible under such sections of the Code and ERISA; (iii) no event has occurred or, to the best knowledge of Lessee, Sublessee and Guarantor, is reasonably expected to occur with respect to any Plan listed on Schedule
                                                                     --------
     III which would have a reasonable likelihood of having a material adverse
     ---
     effect on the financial condition of Lessee, Sublessee or Guarantor; (iv) there are no pending, or to the best knowledge of Lessee, Sublessee and Guarantor, threatened claims, actions or lawsuits, other than routine claims for benefits in the usual and ordinary course, asserted or instituted against any Plan listed on Schedule III or any fiduciary with
                                           ------------
     respect to any such Plan for which Lessee, Sublessee or Guarantor may be liable through indemnification obligations or otherwise; (v) none of Lessee, Sublessee or Guarantor has engaged in any transaction which could give rise to liability of Lessee, Sublessee or Guarantor or any Related Persons thereto under Sections 4212(c) or 4069 of ERISA. None of Lessee, Sublessee or Guarantor has engaged, directly or indirectly, in a non-exempt prohibited transaction (as defined in Section 4975) of the Code or 406 of ERISA in connection with any Plan listed on Schedule III which has a
                                                 ------------
     reasonable likelihood of having a material adverse effect on the financial condition of the Lessee, Sublessee or Guarantor.

     Section 5.2  Representations and Warranties of Certificate Purchasers.
                  --------------------------------------------------------
Each of the Certificate Purchasers hereby represents and warrants severally but not jointly to the other Participants as follows:

          (a) The Certificate Purchaser is purchasing the Certificates to be purchased by it pursuant to the Trust Agreement and this Participation Agreement with its general assets, and not directly or indirectly with the assets of, or in connection with any arrangement or understanding by it in any way involving, any "employee benefit plan" (other than a governmental plan) within the meaning of Section 3(3) of ERISA;

          (b) Each Certificate Purchaser is purchasing the Certificates to be acquired by it hereunder for investment and not with a view to the resale or distribution of such interest or any part thereof, but without prejudice, however, to the right of such Certificate Purchaser at all times to sell or otherwise dispose of all or any part of such interest under a registration available under the Securities Act of 1933, as amended, or under an exemption from such registration available under such Act, it being understood that the disposition by any Certificate Purchaser of the Certificates purchased by it shall, at all times, remain entirely within its control; and

          (c) Neither the Certificate Purchaser nor any Person authorized to act on its behalf has directly or indirectly offered to sell any interests in the Trust Estate, the Certificates or any security similar thereto, to, or otherwise approved or negotiated with respect thereto with, anyone other than the Certificate Purchasers, and neither it nor any Person authorized to act on its behalf will so offer or sell in violation of Section 5 of the Securities Act of 1933, as amended, or securities or "blue sky" law of any applicable jurisdiction.

     Section 5.3  Representations and Warranties of Trustee.  Norwest Bank
                  -----------------------------------------
Minnesota, National Association, in its individual capacity, represents and warrants to the other parties as follows:

          (a) Trustee is a national banking association duly organized and validly existing in good standing under the laws of the United States and has the corporate power and authority to enter into and perform its obligations under the Trust Agreement. The Trust Agreement has been duly authorized, executed and delivered by Trustee. The Trust Agreement, this
     Section 5.3, and Section 6.4 hereof are the valid, legal and binding
     -----------      -----------
     agreements of the Trustee, enforceable against the Trustee in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally (including any federal law relating to the insolvency, liquidation or rehabilitation of national banks) and by general principles of equity, including, without limitation, concepts of good faith and fair dealing, materiality, reasonableness and the possible unavailability of specific performance or injunctive relief (regardless of whether such enforceability is considered in a proceeding in equity or at law);

          (b) This Participation Agreement has been, and the other Operative Agreements (other than the Trust Agreement) to which the Trustee is or will be a party have been or will be, on the date required to be delivered hereby, duly authorized, executed and delivered by the Trustee, and this Participation Agreement is, and such other Operative Agreements are, or, when so executed and delivered by the Trustee will be, valid, legal and binding agreements of the Trustee, enforceable against the Trustee in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and by general principles of equity, including, without limitation, concepts of good faith and fair dealing, materiality, reasonableness and the possible unavailability of specific performance or injunctive relief (regardless of whether such enforceability is considered in a proceeding in equity or at law);

          (c) The Trustee has its principal place of business in the State of Minnesota and is eligible to act in a fiduciary capacity in Nevada, pursuant to Nevada Revised Statutes 662.245;

          (d) Neither the execution and delivery by the Trustee of the Operative Agreements to which it is or will be a party, either in its individual capacity, as Trustee, or both, nor compliance with the terms and provisions thereof, conflicts with, results in a breach of, constitutes a default under (with or without the giving of notice or lapse of time or both), or violates any of the terms, conditions or provisions of: (i) The articles of association or by-laws of the Trustee; (ii) to the best of the Trustee's knowledge, any bond, debenture, note, mortgage, indenture, agreement, lease or other instrument to which the Trustee, either in its individual capacity, as Trustee, or both, is now a party or by which it or its property, either in its individual capacity, as Trustee, or both, is bound or affected, where such conflict, breach, default or violation would materially and adversely affect the ability of the Trustee, either in its individual capacity, as Trustee or both, to perform its obligations under any Operative Agreement to which it is or will be a party, either in its individual capacity, as Trustee, or both; or (iii) to the best of the Trustee's knowledge, any of the terms, conditions or provisions of any law, rule, regulation, order, injunction or decree of any Authority applicable to it in its individual capacity;

          (e) On the Effective Date, the Trustee will have received whatever title to the Equipment is conveyed to it by the Sublessee, free of all Lessor Liens attributable to the Trustee in its individual capacity;

          (f) Upon execution by the Trustee of any Certificate pursuant to the Trust Agreement, such Certificate will be a valid, legal and binding obligation of the Trustee in accordance with its terms, subject to the limitation of liability of the Trustee as provided in Article IX hereof and
                                                           ----------
     Section 8.7 of the Trust Agreement; and
     -----------

          (g) Neither the Trustee nor any Person authorized to act on its behalf has directly or indirectly offered to sell any interests in the Trust Estate, the Certificates or any security similar thereto, to, or otherwise approved or negotiated with respect thereto with, anyone other than the Certificate Purchasers and neither it nor any Person authorized to act on its behalf will so offer or sell in violation of Section 5 of the Securities Act of 1933, as amended, or any securities or blue sky law of any applicable jurisdiction.


                                   ARTICLE VI

                                   COVENANTS

     Section 6.1  Covenants of Lessee.  The Lessee covenants and agrees with the
                  -------------------
Certificate Purchasers and the Trustee that during the Master Lease Term and Renewal Terms and, if the Lessee has not purchased the Equipment pursuant to the Master Lease, for 90 days thereafter:

          (a) (i) The Lessee shall at all times maintain its corporate existence. The Lessee shall do or cause to be done all things necessary to preserve and keep in full force and effect its full corporate power and authority to perform its obligations under each Operative Agreement to which it is or will be a party;

          (ii) the Lessee shall not consolidate with or merge with or into any other corporation or transfer, directly or indirectly, by sale, exchange, lease (other than the Sublease) or other disposition, in one transaction or a series of related transactions to one or more Persons, any of its assets without the consent of the Trustee;

          (iii) the Lessee shall not engage in any business activity other than entering into this Participation Agreement, the Lease and the Sublease and performing its obligations thereunder;

          (iv) the Lessee shall at all times observe and comply in all material respects with: (A) All laws applicable to it; (B) all requirements of law in the declaration and payment of dividends on its capital stock; and (C) all requisite and appropriate corporate and other formalities (including without limitation meetings of the Lessee's board of directors and, if required by law, its charter or otherwise, meetings and votes of shareholders to authorize corporate action) in the management of its business and affairs and the conduct of the transactions contemplated hereby;

          (v) the Lessee shall not issue or register the transfer of any of its capital stock to any Person other than the Guarantor;

          (vi) at least one director who is vested with veto power over actions of the board of directors of the Lessee, to the extent such actions relate to Insolvency Events, shall at all times be a person who is not, and never has been, (A) a director, officer, employee or Affiliate of Guarantor or any of Guarantor's Affiliates (other than Lessee) or (B) a beneficial owner of, directly or indirectly, in excess of 1% of the outstanding common stock of Guarantor, or a stockholder, director, officer, employee or Affiliate of such beneficial owner or any of such beneficial owner's Affiliates;

          (vii) the Lessee will, at all times: (A) Maintain: (x) Corporate books and records separate from those of any other Person; and (y) minutes of the meetings and other proceedings of its shareholders and board of directors;
(B) continuously maintain the resolutions, agreements and other instruments underlying the transactions contemplated hereby as official records of the Lessee; (C) act solely in its corporate name and through its duly authorized officers or agents to maintain an arm's-length relationship with the Guarantor and its Affiliates; and (D) pay all of its operating expenses and liabilities from its own funds. The Lessee will compensate all employees, consultants and agents directly from the Lessee's own bank accounts for services provided to the Lessee by such employees, consultants and agents, and to the extent that any employee, consultant or agent of the Lessee is also an employee, consultant or agent of the Guarantor or any other Person, the Lessee and the Guarantor or such other Person, as the case may be, will allocate among themselves the services and attendant salaries of shared employees, consultants and agents on a basis that reflects the actual services rendered, to the extent practicable. Any shared overhead expenses between the Lessee and the Guarantor will be based on actual use to the extent practicable, and to the extent such allocation is not practicable, on a basis reasonably related to use;

          (viii) the Lessee shall conduct its business solely in its own name so as to not mislead others as to the identity of the corporation with which those others are concerned, and particularly will use its best efforts to avoid the appearance of conducting business on behalf of the Guarantor or any of its Affiliates or that the assets of the Lessee are available to pay the creditors of the Guarantor or any of its Affiliates. Without limiting the generality of the foregoing, all oral and written communications, including without limitation, letters, invoices, purchase orders, contracts, statements and loan applications, will be made solely in the name of the Lessee. While the Lessee may have its principal place of business in the same facility as the Guarantor or Sublessee, it will maintain such place of business separate and apart (including, without limitation, through the use of appropriate demarcation) from the use of such facility by the Lessee; and

          (ix) the Lessee will at all times maintain separate financial records to reflect the assets and liabilities of the Lessee, and will prepare its reviewed financial statements separately from those of the Guarantor and any other Person, which statements will be consolidated with financial statements of the Guarantor for certain reporting purposes. Such consolidated financial statements will contain notations clearly noting the separate corporate existence and separate financial condition of the Lessee and that the assets of the Lessee will be available first and foremost to satisfy the claims of its creditors;

          (b) The Lessee shall furnish to the Trustee notice on or before the 30th day prior to any relocation of its chief executive office;

          (c) The Lessee, at its expense, shall cause, as soon as possible, but in any event no later than the 10th day after any request, financing statements (and continuation statements with respect thereto) and all other documents necessary or reasonably requested by the Trustee in connection with the establishment and perfection of the interest of the Trustee in the Trust Estate, to be recorded or filed at such places and times, and in such manner, and, at its expense, shall take, or shall cause to be taken, all such other action as may be necessary or reasonably requested by the Trustee in order to establish, preserve, protect and perfect the rights, titles and interests of the Trustee to the Equipment and the Sublease; and

          (d) The Lessee shall issue and deliver to the Trustee for acknowledgement the Certificates at the time and in the amounts required by this Participation Agreement and the Trust Agreement.

     Section 6.2  Covenants of Sublessee.  The Sublessee covenants and agrees
                  ----------------------
with the Certificate Purchasers and the Trustee that during the Master Lease Term and any Renewal Term and, if the Sublessee has not purchased the Equipment, for 90 days thereafter:

          (a) (i) The Sublessee shall at all times maintain its corporate existence except as permitted by paragraph (b) hereof. The Sublessee shall do
                                 -------------
or cause to be done all things necessary to preserve and keep in full force and effect its full corporate power and authority to perform its obligations under each Operative Agreement to which it is or will be a party; and

          (b) The Sublessee shall not consolidate or merge with or into, or sell, lease, convey or otherwise dispose of all or substantially all of its assets to, any Person unless:

          (i) the Person formed by or surviving any such consolidation or merger (if other than the Sublessee), or to which such disposition shall have been made, is a corporation organized under the laws of the United States, any State or the District of Columbia;

          (ii) the corporation formed by or surviving any such consolidation or merger (if other than the Sublessee) or to which such disposition shall have been made, assumes all the obligations of Sublessee under the Sublease;

          (iii) immediately after the transaction no Event of Default exists;

          (iv) immediately after giving effect to such transaction on a pro forma basis, (A) the Consolidated Adjusted Net Worth of the corporation formed by or surviving any such consolidation or merger, or to which such disposition shall have been made is at least equal to the Consolidated Adjusted Net Worth of the Sublessee immediately prior to such transaction; and

          (v) the Sublessee shall deliver to the Trustee prior to the consummation of the proposed transaction a Certificate of a Responsible Officer to the foregoing effect and an opinion of counsel stating that the proposed transaction and such assumption, if any, is effective;

          (c) The Sublessee shall furnish to the Trustee notice on or before the 30th day prior to any relocation of its chief executive office or the location of any of the Equipment;

          (d) The Sublessee shall continually use all Equipment in its business (subject to normal interruption in the ordinary course of business for maintenance, inspection, service, repair and testing) unless such Equipment has been exchanged for a Replacement Item pursuant to Section 4.3 hereof or a
                                                  -----------
Casualty has been declared with respect thereto;

          (e)  Without limiting the terms of Section 7.1 hereof, the Sublessee
                                             -----------
shall pay: (i) To the Trustee, or any Certificate Holder all reasonable expenses, including, without limitation, legal fees and expenses incurred by it in connection with the entering into, or giving or (in the case of any amendments, supplements, waivers or consents proposed by the Lessee, Sublessee or the Guarantor) withholding, of any future amendments or supplements or waivers or consents: (A) With respect to the Operative Agreements; or (B) which are further assurances requested pursuant to Section 10.14 hereof or a similar
                                             -------------
provision in other Operative Agreements; and (ii) the ongoing fees and expenses of the Trustee under the Trust Agreement;

          (f) The Sublessee shall furnish to the Trustee each regular or periodic report and any Current Report on Form 8-K filed by the Sublessee with any securities exchange or with the Securities and Exchange Commission or any successor agency;

          (g) The Sublessee, at its expense, shall cause, as soon as possible, but in any event no later than the 10th day after any request, financing statements (and continuation statements with respect thereto) and all other documents necessary or reasonably requested by the Trustee in connection with the establishment and perfection of the interest of the Trustee in the Trust Estate, to be recorded or filed at such places and times, and in such manner, and, at its expense, shall take, or shall cause to be taken, all such other action as may be necessary or reasonably requested by the Trustee in order to establish, preserve, protect and perfect the rights, titles and interests of the Trustee to the Equipment;

          (h) The Sublessee shall pursuant to the Sublease Assignment make all payments due under the Sublease directly to the Trustee;

          (i) The Sublessee will not, and will not permit any Subsidiary to, directly or indirectly, create, incur, assume or suffer to exist or otherwise cause to suffer or to become effective any Lien on any right, title or interest to any property subject to the Sublease Grant and the Liens of the Collaterally Assigned Documents;

          (j) Except as otherwise permitted by the Indenture, the Sublessee shall not engage in any transactions with Guarantor or any of its Affiliates, except on terms comparable to those generally available on an arm's length basis in equivalent transactions with third parties (as established by a resolution of the board of directors of Guarantor or the Sublessee as to which a majority of the independent directors have voted in favor, a copy of which resolution certified by a Responsible Officer of the Guarantor or Sublessee, respectively, shall be delivered by the Sublessee to the Trustee within 90 days following the end of each fiscal year); provided, however, that (i) Any transaction, otherwise prohibited by this paragraph (j) shall be permitted if the amount expended for all such transactions during any fiscal year does not exceed $1,000,000 in the aggregate; and (ii) in connection with any transaction otherwise permitted under this paragraph (j) having a fair market value in excess of $20,000,000, in
     -------------
addition to the certified resolutions of the board of directors required hereunder, a fairness opinion from an Independent Financial Advisor shall be required to be provided to the Trustee as a condition to the consummation of any such transaction and provided, further, that payments pursuant to any
                     --------  -------
Intercompany Debt (as defined in the Indenture) or payments to Guarantor pursuant to the Management Agreement or the Tax Allocation Agreement that are otherwise permitted by this paragraph (j) shall not be considered a transaction with an Affiliate; and

          (k) The Sublessee shall not permit the incurrence of any indebtedness, directly or indirectly, through one or more subsidiaries unless such indebtedness would have been permitted pursuant to the provisions of
Section 4.08 of the Indenture as in effect on the Document Closing Date; provided that the Certificate Holders shall have the benefit of Section 4.08 of the Indenture as in effect on the Document Closing Date for the duration of the Trust Estate as though it were fully set forth herein.

     Section 6.3  Covenants of Guarantor.  The Guarantor covenants and agrees
                  ----------------------
with the Certificate Purchasers and the Trustee that:

          (a) During the Master Lease Term and Renewal Terms and, if the Lessee has not purchased the Equipment pursuant to the Master Lease, for 90 days thereafter, the Guarantor shall deliver to the Trustee:

          (i) as soon as available, but not later than ninety (90) days after the end of each fiscal year of Guarantor, a copy of the audited combined balance sheet of Sublessee and MGM Finance as at the end of such year and the related combined statements of income, stockholders' equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous year, and accompanied, in each case, by the opinion of Arthur Andersen & Co. or another nationally-recognized independent public accounting firm which opinion shall state that such combined financial statements present fairly the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years;

          (ii) as soon as available, but not later than ninety (90) days after the end of each fiscal year of Guarantor, a copy of (x) the reviewed balance sheet of the Lessee and (y) the audited consolidated and consolidating balance sheets of Guarantor (which shall include, without limitation, Lessee, Sublessee and Guarantor) as at the end of such year, together with the consolidated and consolidating statements of income, stockholders' equity and cash flows for such fiscal year, setting forth in comparative form the figures for the previous year, and accompanied by the opinion of Arthur Andersen & Co. or another nationally-recognized independent public accounting firm which opinion shall state that such consolidated financial statements present fairly the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years and certified by a Responsible Officer of Guarantor as having been used in connection with the preparation of the financial statements referred to in clause (i) of this subsection 6.3(a) above;
                                    ----------         -----------------

          (iii) as soon as available, but not later than forty-five (45) days after the end of each of the first three (3) fiscal quarters of each year of the Guarantor a copy of the unaudited combined balance sheet of Sublessee and MGM Finance as of the end of such quarter and the related combined statements of income, stockholders' equity and cash flows for the period commencing on the first day and ending on the last day of such quarter, and certified by Responsible Officers of Sublessee and MGM Finance as being completed and correct and fairly presenting, in accordance with GAAP, the financial position and the results of operations of Sublessee and MGM Finance; and

          (iv) as soon as available, but not later than forty-five (45) days after the end of each of the first three (3)
fiscal quarters of each year of the Guarantor the unaudited consolidated and consolidating balance sheets of Guarantor (which shall include, without limitation, Lessee, Sublessee and Guarantor), and the consolidated and consolidating statements of income, stockholders' equity and cash flow for such quarter, all certified by an appropriate Responsible Officer of Guarantor as having been used in connection with the preparation of the financial statements referred to in clause (iii) of this subsection 6.3(a);
                                    -----------------

          (b) During the Master Lease Term, Renewal Terms and, if the Lessee has not purchased the Equipment pursuant to the Master Lease for 90 days thereafter:

          (i) The Guarantor shall at all times maintain its corporate existence except as permitted by paragraph (b)(ii) hereof. The Guarantor shall
                                 -----------------
do or cause to be done all things necessary to preserve and keep in full force and effect its full corporate power and authority to perform its obligations under each Operative Agreement to which it is or will be a party; and

          (ii) the Guarantor shall not effect a Merger or a Transfer of all or substantially all of its assets without the consent of the Trustee, unless: (A) The corporation that results from such Merger or the Person to whom such Transfer is made shall be a corporation organized under the laws of a State of the United States and, if such corporation is not the Guarantor: (1) Such corporation shall have assumed in writing the due and punctual performance and observance of each covenant and condition of this Participation Agreement and the other Operative Agreements to be performed or observed by the Guarantor; and
(2) the Guarantor shall have delivered to the Trustee an opinion of counsel reasonably acceptable to the Owner Trustee that each covenant and obligation of the Guarantor under each Operative Agreement to which it is a party is a legal, valid and binding obligation of the Person surviving the Merger or to which such Transfer has been made; and (B) immediately after giving effect to such Merger or Transfer, no Event of Default, or event which with the passage of time and/or giving of notice could become an Event of Default shall have occurred and be continuing;

          (c) If there is any change in the ownership interest of the Guarantor in the Lessee or Sublessee during the Master Lease Term or Renewal Terms, the Guarantor shall promptly notify the Certificate Holders and the Trustee; and

          (d) Guarantor shall contribute to the capital of the Lessee from time to time such amounts as are required to timely pay all expenses incurred by the Lessee in the performance of its obligations under this Participation Agreement, including Section 6.1(a) and the Operative Agreements.
          --------------

     Section 6.4  Covenants of Trustee.  The Trustee in its individual capacity
                  --------------------
covenants and agrees with the Lessee and the Certificate Purchasers, that: (a) It will not directly or indirectly create, incur, assume or suffer to exist any Lessor Liens arising by, through or under it on the Trust Estate, other than Permitted Lessor Liens; (b) It will, at its own cost and expense, promptly take such action in its individual capacity as may be necessary to discharge fully such Lessor Liens on the Trust Estate, other than Permitted Lessor Liens; and
(c) It will not sell, transfer or otherwise dispose of all or any part of the Trust Estate where such sale, transfer or disposition would violate the Operative Agreements.


                                  ARTICLE VII

                               GENERAL INDEMNITY

     Section 7.1  Indemnity.  Whether or not the transactions contemplated
                  ---------
hereby are consummated, to the fullest extent permitted by applicable law, Lessee, Sublessee and Guarantor waive and release any claims now or hereafter existing against the Indemnitees on account of, and shall indemnify, reimburse and hold the Indemnitees harmless from, any and all claims by third parties (including, but not limited to, claims relating to trademark or patent infringement and claims based upon negligence, strict liability in tort, violation of laws, including, without limitation, Environmental Laws, statutes, rules, codes or orders or claims arising out of any loss or damage to any property or death or injury to any Person), any losses, damages or obligations owing to third parties, any penalties, liabilities, demands, suits, judgments or causes of action, and all legal proceedings (either administrative or judicial), and any costs or expenses in connection therewith (including costs incurred in connection with discovery) or in connection with the enforcement of this indemnity (including reasonable attorneys' fees and expenses, and reasonable fees and expenses of internal counsel, incurred by the Indemnitees), including, in each case, matters based on the negligence of Indemnitees (subject to the proviso below), which may be imposed on, incurred by or asserted against the
- -------
Indemnitees in any way relating to or arising in any manner out of:

          (a) The registration, purchase, taking or foreclosure of a security interest in, ownership, delivery, condition, lease, sublease, assignment, storage, transportation, possession, use, operation, return or other disposition of any of the Equipment (including, without limitation, disposition by means of a sale pursuant to the Sale Option contained in
     Section 11.1(c) of the Master Lease or otherwise), or any defect in any such Equipment, arising from the material or any article used therein or from the design, testing or use thereof, or from any maintenance, service, repair, overhaul or testing of any such Equipment regardless of when such defect shall be discovered, whether or not such Equipment is in the possession of Lessee or Sublessee and no matter where it is located;

          (b) This Participation Agreement, any other Operative Agreement or any document or certificate delivered in connection therewith, the enforcement hereof or thereof or the consummation of the transactions contemplated hereby or thereby; or

          (c) The loan from The Industrial Bank of Japan, Limited, Los Angeles Agency to First Security Bank of Utah, N.A., as trustee, secured on a nonrecourse basis by the Class A-1 Certificate to be acquired by First Security Bank of Utah, N.A., as trustee, pursuant to the terms hereof and any document or certificate delivered in connection therewith, the enforcement hereof or thereof and the consummation of the transactions contemplated hereby or thereby;

provided that Lessee, Sublessee and Guarantor shall not be obligated to
- --------
indemnify an Indemnitee for any such claim, loss, damage or liability which results from a violation of the laws of a country or a political subdivision thereof other than the United States of America or a political subdivision thereof or which results from such Indemnitee's own gross negligence or willful misconduct (which shall include the failure of any Indemnitee to have full power and authority to execute and deliver any Operative Agreement to which it is a party or any of the Lending Documents to which it is a party) or from acts or events that occur with respect to any of the Equipment from and after (but not before) the delivery thereof by Lessee to Trustee by reason of the expiration of the Master Lease Term or Renewal Terms in accordance with the terms of the Master Lease; provided, however, that nothing in the preceding proviso shall be
              --------  -------                                -------
deemed to exclude or limit any claim that any Indemnitee may have under any Operative Agreement or applicable laws for damages from Lessee, Sublessee or Guarantor for breach of their representations, warranties or covenants in any Operative Agreement or otherwise.

     Section 7.2  Excessive Use Indemnity.  In the event that at the end of the
                  -----------------------
Master Lease Term or either Renewal Term: (a) The Lessee elects the Sale Option; and (b) After paying to the Trustee the Proceeds together with Lessee's payment of the Applicable Percentage Amount or Recourse Deficiency Amount the Trustee does not have sufficient funds to make all payments (including the Make-Whole Premium) then due on the Certificates; then the Lessee shall promptly pay over to the Trustee the shortfall unless and to the extent that the Lessee delivers a report from the Appraiser in form and substance satisfactory to the Trustee which establishes that the decline in value in the Equipment from that anticipated for such date in the Appraiser's report delivered on the Effective Date was not due to extraordinary use, failure to maintain or replace, failure to use, workmanship or method of installation or removal or any other cause or condition within the power of the Lessee or Sublessee to control or effect.

     SECTION 7.3  WAIVER OF SECTION 1542.  LESSEE, SUBLESSEE AND GUARANTOR
                  ----------------------
HEREBY WAIVE APPLICATION OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES
THAT:

     "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

LESSEE, SUBLESSEE AND GUARANTOR CERTIFY THAT THEY HAVE READ THE FOREGOING PROVISION OF THE CALIFORNIA CIVIL CODE AND UNDERSTAND AND ACKNOWLEDGE THAT THE SIGNIFICANCE OF THIS WAIVER OF CALIFORNIA CIVIL CODE SECTION 1542 IS THAT THEY, INDIVIDUALLY AND COLLECTIVELY, WILL NOT BE ABLE TO MAKE ANY CLAIM FOR ANY DAMAGES ARISING OUT OF OR IN CONNECTION WITH ANY OF THE ACTIVITIES DESCRIBED IN SECTIONS 7.1 OR 7.2 OF THIS PARTICIPATION AGREEMENT, EXCEPT TO THE EXTENT THAT
- ------------    ---
SUCH DAMAGES ARE CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE.

     Section 7.4  Indemnification of First Security Bank of Utah, N.A..  Lessee
                  ----------------------------------------------------
and Sublessee, jointly and severally, hereby agree, whether or not any of the transactions contemplated hereby or by the MGM Trust No. 2 shall be consummated, to assume liability for, and hereby indemnify, reimburse, defend, protect, save and keep harmless First Security Bank of Utah, N.A. in its individual capacity, and its successors, assigns, agents and servants, from and against any and all liabilities, obligations, demands, losses, damages, penalties, taxes (excluding taxes payable by it as trustee on or measured by any compensation received by it as trustee for its services under the MGM Trust No. 2), claims, actions, suits, costs, expenses or disbursements (including attorneys' fees and expenses) of any kind and nature whatsoever which may be imposed on, incurred by or asserted against it as trustee (whether or not also indemnified against by any other Person under any other document) in any way, directly or indirectly, relating to or arising out of the MGM Trust No. 2 Trust Agreement, the Operative Documents (as defined in the MGM Trust No. 2) or the enforcement of any of the terms of any hereof or thereof, or in any way, directly or indirectly, relating to or arising out of the administration of the trust estate of the MGM

Trust No. 2 or the action or inaction of it as trustee under the MGM Trust No. 2, except in the case of willful misconduct or negligence on the part of it as trustee under the MGM Trust No. 2 in the performance of its duties thereunder or the breach by it as trustee of any warranties, representations, or covenants made or undertaken by it in its individual capacity pursuant hereto. The indemnities contained in this Section 7.4 shall survive the termination of the
                              -----------
MGM Trust No. 2 Trust Agreement.  The indemnities contained in this Section 7.4
                                                                    -----------
extend to it as trustee in its individual capacity and shall not be construed as indemnities of the MGM Trust No. 2 trust estate.

     Section 7.5  Swap Agreement Indemnity.  Lessee and Sublessee, jointly and
                  ------------------------
severally, hereby agree, whether or not any of the transactions contemplated hereby shall be consummated, to indemnify, reimburse and hold harmless any Indemnitee against any and all Excess Costs (defined below) incurred as a result of its entering into a Swap Agreement in anticipation of making a purchase of a Certificate less than four Business Days prior to the Effective Date. For purposes of this Section 7.5, "Excess Costs" shall mean the cost to an
                 -----------   ------------
Indemnitee of funding a Swap Agreement for a rate higher than 5% per annum.



                                  ARTICLE VIII

                             GENERAL TAX INDEMNITY

     Section 8.1  General Tax Indemnity.  Lessee, Sublessee and Guarantor agree
                  ---------------------
to pay or reimburse Indemnitees for, and to indemnify and hold Indemnitees harmless from, all Impositions arising at, or relating to, any time prior to or during the Master Lease Term or Renewal Terms, or upon any termination of the Master Lease or prior to, or upon the return of, the Equipment to Trustee, and levied or imposed upon Indemnitees directly or otherwise, by any Federal, state or local government or taxing authority in the United States or by any foreign country or foreign or international taxing authority upon or with respect to:
(a) The Equipment; (b) The exportation, importation, registration, purchase, ownership, delivery, condition, lease, sublease, assignment, storage, transportation, possession, use, operation, maintenance, repair, return, sale (including to Trustee, Lessee or Sublessee pursuant to the Operative Agreements), transfer of title or other disposition thereof; (c) The rentals, receipts, or earnings arising from any of the Equipment; (d) The Master Lease or Sublease or any payment made thereunder; or (e) Transactions entered into by First Security Bank of Utah, N.A., as trustee, to finance the acquisition of the Certificates on a secured nonrecourse basis; provided that this Section 8.1
                                             --------           -----------
shall not apply to:  (i) Impositions which are based
upon or measured by the Indemnitee's net income, or which are expressly in substitution for, or relieve Indemnitee from, any actual Imposition based upon or measured by Indemnitee's net income (excluding, however: (A) Any Imposition based on, or measured by the net income of Indemnitees imposed by the United States or any state or local government taxing authority in the United States to the extent they would not have been imposed if on the Effective Date the Certificate Purchasers and/or The Industrial Bank of Japan, Limited, Los Angeles Agency had advanced funds directly to Sublessee in the form of a loan secured by the Equipment in an amount equal to the amount advanced for Certificates on such Effective Date with the debt service for such loan equal to that provided pursuant to the Certificate and a principal balance in the amount of the Lease Balance remaining at the end of the Master Lease Term or Renewal Terms was due at the end of such terms (the "Income Tax Indemnity"); and (B) Impositions
                               --------------------
imposed with respect to the payment, receipt or accrual of any indemnity payment hereunder); (ii) Impositions characterized under local law as franchise, net worth, or shareholder's capital (excluding, however, any value-added, license, property or similar Impositions); (iii) Impositions based upon the voluntary transfer, assignment or disposition by Trustee or any Certificate Holder of any interest in any of the Equipment (other than a transfer pursuant to the exercise of remedies under the Operative Agreements, transfers pursuant to the exercise of the Sale Option or Fixed Price Purchase Option, a transfer to Lessee or otherwise pursuant to the Master Lease or a transfer to The Industrial Bank of Japan, Limited, Los Angeles Agency by First Security Bank of Utah, N.A.); and
(iv) except where there exists an Event of Default, Impositions in respect of any of the Equipment arising after the expiration or earlier termination of the Master Lease in respect of such Equipment and the return or other disposition of such Equipment in full compliance with the terms of the Master Lease, provided
                                                                      --------
that such Impositions do not relate to acts or events arising or occurring prior to or coincident with such time. Notwithstanding anything to the contrary in this Section 8.1, Lessee agrees to pay or reimburse Indemnitees for, and to
     -----------
indemnify and hold Indemnitees harmless from, any Impositions imposed by the State of Nevada (including income, severance, franchise and personal property taxes, but net of any foreign, federal, state or local income tax benefits which are recognized by Indemnitees as a result of such Imposition) arising solely by virtue of, and to the extent attributable to, Indemnitees participation in the transactions contemplated by the Operative Agreements or the exercise of remedies under the Operative Agreements.

     Section 8.2  Contest.  Lessee, Sublessee and Guarantor shall pay on or
                  -------
before the time or times prescribed by law any Impositions (except any Impositions excluded by Section 8.1);
                        -----------
provided, however, that Lessee shall be under no obligation to pay any such
- --------  -------
Imposition so long as: (i) Such Imposition is being contested in good faith and by appropriate legal or administrative proceedings, with appropriate reserves being maintained therefor; and (ii) the nonpayment thereof does not, in the reasonable opinion of Indemnitee, materially adversely affect the right of Trustee to receive payment of Rent or the Lease Balance, or of a Certificate Holder to receive payments on the Certificates, or involve a material risk of sale, forfeiture or loss of any of the Equipment or any interest therein or materially adversely affect the security interests created by the Master Lease. If any claim or claims is or are made against Indemnitees for any Imposition which is subject to indemnification as provided in Section 8.1 and which is not
                                                   -----------
an Income Tax Indemnity, Indemnitee shall as soon as practicable, but in no event more than 20 days after receipt of formal written notice of the Imposition or proposed Imposition, notify Lessee and if, in the opinion of Lessee, there exists a reasonable basis to contest such Imposition (and if clause (ii) of this
                                                             -----------
Section 8.2 continues to be satisfied and so long as no Event of Default
- -----------
exists), Lessee, Sublessor and Guarantor at their expense may, to the extent permitted by applicable law, contest such Imposition, and subsequently may appeal any adverse determination, in the appropriate administrative and legal forums; provided that in all other circumstances, upon notice from Lessee that
        --------
there exists a reasonable basis to contest any such Imposition, the Indemnitee at Lessee's, Sublessee's and Guarantor's expense, shall contest any such Imposition. Lessee shall have the right to participate in the conduct of any proceedings controlled by the Indemnitee to the extent that such participation by Lessee does not interfere with the Indemnitees' control of such contest and Lessee shall in all events be kept informed of material developments relative to such proceedings. The Indemnitees agree that a contested claim for which Lessee, Sublessee or Guarantor would be required to make a reimbursement payment hereunder will not be settled or compromised without Lessee's prior written consent, unless clause (ii) of this Section 8.2 would not continue to be
                -----------         -----------
satisfied. The Indemnitee shall endeavor to settle or compromise any such contested claim in accordance with written instructions received from Lessee,

provided that: (x) Lessee, Sublessee or Guarantor on or before the date the
- --------
Indemnitee executes a settlement or compromise pays the contested Imposition to the extent agreed upon or makes an indemnification payment to the Indemnitee in an amount acceptable to the Indemnitee; and (y) the settlement or compromise does not, in the reasonable opinion of the Indemnitee materially adversely affect the right of the Trustee to receive payment of Rent or the Lease Balance, or of a Certificate Holder to receive payments on the Certificates, or involve a material risk of sale, forfeiture or loss of any of the Equipment or any interest therein or materially adversely affect the security interests created by the

Master Lease. The failure of an Indemnitee to timely contest a claim against it for any Imposition which is subject to indemnification under Section 8.1 and for
                                                             -----------
which it has an obligation to Lessee to contest under this Section 8.2 in the
                                                           -----------
manner required by applicable law or regulations where Lessee has timely requested that such Indemnitee contest such claim shall relieve Lessee, Sublessee and Guarantor of their obligations to such Indemnitee under Section
                                                                      -------
8.1 with respect to such claim only to the extent such failure results in the
- ---
loss of an effective contest.

     Section 8.3  Gross Up.  If an Indemnitee shall not be entitled to a
                  --------
corresponding and equal deduction with respect to any Imposition which Lessee is required to pay or reimburse under Section 8.1 or 8.2 and which payment or
                                   -----------    ---
reimbursement constitutes income to such Indemnitee, then Lessee shall also pay to such Indemnitee on demand the amount of such Imposition on a gross-up basis such that, after subtracting all Impositions imposed on such Indemnitee with respect to such payment by Lessee (including any Impositions otherwise excluded by Section 8.1 and assuming for this purpose that such Indemnitee was subject to
   -----------
taxation at the applicable Federal, state or local marginal rates used to compute such Indemnitee's tax return for the year in which such income is taxable) such Indemnitee shall be fully reimbursed for the Imposition with respect to which such Indemnitee is entitled to be paid or reimbursed.

     Section 8.4  Tax Returns.  Except as otherwise provided in the third
                  -----------
sentence below, Lessee shall prepare and file (whether or not it is a legal obligation of an Indemnitee) all tax returns or reports that may be required with respect to any Impositions assessed, charged or imposed on the Equipment, the Trust Estate or the Master Lease, including, but not limited to sales and use taxes, property taxes (ad valorem and real property) and any other tax or charge based upon the ownership, leasing, subleasing, rental, sale, purchase, possession, use, operation, delivery, return or other disposition of any of the Equipment or upon the rentals or the receipts therefrom (excluding, however, any tax based upon the net income of an Indemnitee or any tax which is in substitution for or relief of a tax imposed upon or measured by the net income of an Indemnitee). Lessee may notify in writing all applicable governmental authorities having jurisdiction with respect to personal property taxes that Lessee is the appropriate party for receiving notices of (or copies of, if such governmental authority is required by law to notify Trustee) assessment, appeal and payment with respect to the Equipment. If an Indemnitee is obligated by law to file any such reports or returns, then Lessee shall at least 10 days before the same are due prepare the same and forward them to the Indemnitee, as appropriate, with detailed instructions as to how to comply with all applicable filing requirements, together with funds in the amount of any payment required pursuant thereto. The Indemnitee shall forward to Lessee at its address listed in Section 10.4 copies of all assessment
                                           ------------
and valuation notices it receives within 10 days of receipt; provided that
                                                             --------
Indemnitee's failure to deliver on a timely basis such notices shall not relieve Lessee of any obligations hereunder.

     Section 8.5  Tax Character of Transaction.  It is the intention of the
                  ----------------------------
Participants that for Federal and state income tax purposes only: (a) The Lessee or a corporation that is a member of its affiliated group shall be treated as owner of the Equipment with the ability to claim depreciation on the Equipment and to deduct the interest component of the Rents; (b) The Rents payable to Trustee under the Master Lease constitute payments of interest and principal; and (c) The Trust will be treated as a grantor trust or as Lessee's agent. The Participants agree that neither they nor any corporation controlled by them, or under common control with them, directly or indirectly will at any time take any action or fail to take any action with respect to the filing of any income tax return, including an amended income tax return, inconsistent with the intention of the parties expressed in the preceding sentence.


                                   ARTICLE IX

                                  LIMITATIONS

     Section 9.1  Limitation of Liability of Trustee.  It is expressly
                  ----------------------------------
understood and agreed by and among the parties hereto that, except as otherwise provided herein or in the other Operative Agreements: (a) This Participation Agreement and the other Operative Agreements to which the Trustee is a party are executed by the Trustee, not in its individual capacity, but solely as Trustee under the Trust Agreement in the exercise of the power and authority conferred and vested in it as such Trustee; (b) Each and all of the undertakings and agreements herein made on the part of the Trustee are each and every one of them made and intended not as personal undertakings and agreements by the Trustee, or for the purpose or with the intention of binding the Trustee personally, but are made and intended for the purpose of binding only the Trust Estate unless expressly provided otherwise; (c) Actions to be taken by the Trustee pursuant to its obligations under the Operative Agreements may, in certain circumstances, be taken by the Trustee only upon specific authority of the Certificate Holders;
(d) Nothing contained in the Operative Agreements shall be construed as creating any liability on the Trustee, individually or personally, or any incorporator or any past, present or future subscriber to the capital stock of, or stockholder, officer or director of, the Trustee to perform any covenants either express or implied contained herein, all such liability, if any, being expressly waived by the other parties hereto and by any Person claiming by, through or under them; and (e) So far as the Trustee, individually or personally, is concerned, the other parties hereto and any Person claiming by, through or under them shall look solely to the Trust Estate for the performance of any obligation under any of the instruments referred to herein; provided, however, that nothing in this
                                       --------  -------
Section 9.1 shall be construed to limit in scope or substance the general
- -----------
corporate liability of the Trustee in respect of its gross negligence or willful misconduct or its negligent handling of monies or those representations, warranties and covenants of the Trustee in its individual capacity set forth herein or in any of the other agreements contemplated hereby or for the consequences of its own acts or omissions in breach of the Trust Agreement or constituting bad faith.

     Section 9.2  Payments from Trust Estate.  All payments of principal, Make-
                  --------------------------
Whole Premium, if any, and interest or yield to be made by the Trustee pursuant to the Certificates shall be made only from the income and proceeds from the Trust Estate and only to the extent that the Trustee shall have sufficient income or proceeds from the Trust Estate to make such payments.


                                   ARTICLE X

                                 MISCELLANEOUS

     Section 10.1  Survival of Covenants.  All claims pertaining to the
                   ---------------------
representations, warranties, covenants or indemnities of Lessee, Sublessee or Guarantor shall survive the termination of the Master Lease to the extent such claims arose out of events occurring or conditions existing prior to any such termination.

     SECTION 10.2  APPLICABLE LAW.  THIS PARTICIPATION AGREEMENT SHALL BE
                   --------------
GOVERNED BY AND CONSTRUED UNDER THE LAWS OF CALIFORNIA WITHOUT REGARD TO THE CHOICE OF LAW PROVISIONS THEREOF.

     Section 10.3  Effect and Modification of Participation Agreement.  No
                   --------------------------------------------------
variation, modification, amendment or waiver of this Participation Agreement, including any Schedules or Exhibits hereto, or any other Operative Agreement to which Trustee is a party shall be valid unless in writing and signed by the Lessee and the Trustee with the consent of Certificate Holders pursuant to the Trust Agreement. No variation, modification, amendment or waiver of any Certificate shall be valid unless in writing and signed by Trustee with the consent of the registered holder of such Certificate.

     Section 10.4  Notices.  All notices, demands, declarations, consents,
                   -------
directions, approvals, instructions, requests and other communications required or permitted by the terms hereof shall be in writing and shall be deemed to have been duly given when delivered personally, facsimilied (and confirmed, which confirmation may be mechanical) or otherwise actually received or 5 Business Days after being deposited in the United States mail certified, postage prepaid, addressed as follows:

     If to the Lessee:

     Grand Equipment, Inc.
     3155 W. Harmon Avenue
     Las Vegas, Nevada  89103
     Attention:  K. Eugene Shutler, Esq.

     with a copy to:

     Christensen, White, Miller,
       Fink & Jacobs
     2121 Avenue of the Stars
     18th Floor
     Los Angeles, California  90067
     Attention:  Gary N. Jacobs, Esq.


     If to the Sublessee:

     MGM Grand Hotel, Inc.
     3155 W. Harmon Avenue
     Las Vegas, Nevada  89103
     Attention:  K. Eugene Shutler, Esq.

     with a copy to:

     Christensen, White, Miller,
       Fink & Jacobs
     2121 Avenue of the Stars
     18th Floor
     Los Angeles, California  90067
     Attention:  Gary N. Jacobs, Esq.


     If to the Guarantor:

     MGM Grand, Inc.
     3155 W. Harmon Avenue
     Las Vegas, Nevada  89103
     Attention:  K. Eugene Shutler, Esq.

     with a copy to:

     Christensen, White, Miller,
       Fink & Jacobs
     2121 Avenue of the Stars
     18th Floor
     Los Angeles, California  90067
     Attention:  Gary N. Jacobs, Esq.


     If to the Trustee:

     Norwest Bank Minnesota, National Association
     Norwest Center
     Sixth & Marquette
     Minneapolis, MN  55479-0069
     Attention:  Corporate Trust Department


     If to the Certificate Purchasers, to their respective addresses set forth on Schedule I hereto;
   ----------

or at such other place in the United States as any such party may designate by notice given in accordance with this Section 10.4.
                                     ------------

     Section 10.5  Transaction Costs.  The Sublessee shall pay all Transaction
                   -----------------
Costs whether or not the transactions contemplated hereby close including the Make-Whole Premium if notice of the Effective Date is sent by the Lessee and Sublessee but the transactions contemplated on the Effective Date under Article II do not close on such date. In addition, the Sublessee agrees to pay or reimburse the Indemnitees for all other out-of-pocket costs and expenses, including attorneys' fees (and the reasonable charges of in-house counsel), reasonably incurred in connection with: (a) Entering into, or the giving or withholding of, any future amendments, supplements, waivers or consents with respect to the Operative Agreements; (b) Any Casualty or termination of the Master Lease or any other Operative Agreements; (c) The negotiation and documentation of any restructuring or "workout," whether or not consummated, of any Operative Agreement; (d) The enforcement of the rights or remedies under the Operative Agreements; (e) Any transfer by an Indemnitee of any interest in the Master Lease or a Certificate during the continuance of an Event of Default; (f) The nonrecourse secured financing arrangement between First Security Bank of Utah, N.A. and The Industrial Bank of Japan, Limited, Los Angeles Agency with respect to a Class A-1 Certificate to be acquired pursuant to the terms hereof;
(g) The release of Certificates of Deposit pledged pursuant to the Pledge Agreement; or (h) Any Delivery Date.

     Section 10.6  Counterparts.  This Participation Agreement may be executed
                   ------------
in any number of counterparts and by different parties hereto on separate counterparts, each executed counterpart constituting an original but all together one agreement.

     Section 10.7  Severability.  Whenever possible, each provision of this
                   ------------
Participation Agreement shall be interpreted in such manner as to be effective and valid under applicable law; but if any provision of this Participation Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Participation Agreement.

     Section 10.8  Successors and Assigns.  This Participation Agreement shall
                   ----------------------
be binding upon the parties hereto and their respective successors and assigns, and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     Section 10.9  Brokers.  None of the Participants has engaged or authorized
                   -------
any broker, finder, investment banker or other third party to act on its behalf, directly or indirectly, as a broker, finder, investment banker, agent or any other like capacity in connection with this Participation Agreement or the transactions contemplated hereby, except that Sublessee and its Affiliates have retained BofA as placement agent and BA Leasing & Capital Corporation as arranger in connection with the transaction contemplated hereby and the Sublessee shall be responsible for, and shall indemnify, defend, and hold the other Participants harmless from and against any and all claims, liabilities, or demands by BofA for fees or other entitlements with respect to the Master Lease or the transactions contemplated hereby.

     SECTION 10.10  JURY TRIAL.  THE PARTICIPANTS WAIVE ANY RIGHT TO A TRIAL BY
                    ----------
JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS PARTICIPATION AGREEMENT OR ANY OPERATIVE AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS PARTICIPATION AGREEMENT OR ANY OPERATIVE AGREEMENT AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     Section 10.11  Captions; Table of Contents.  Section captions and the table
                    ---------------------------
of contents used in this Participation Agreement (including the exhibits and schedules) are for convenience of reference only and shall not affect the construction of this Participation Agreement.

     Section 10.12  FINAL AGREEMENT.  THIS PARTICIPATION AGREEMENT, TOGETHER
                    ---------------
WITH THE OPERATIVE AGREEMENTS, REPRESENT THE ENTIRE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREBY AND THE OTHER OPERATIVE AGREEMENTS. THIS PARTICIPATION AGREEMENT CANNOT BE MODIFIED, SUPPLEMENTED, AMENDED, RESCINDED OR CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES, EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     Section 10.13  No Third-Party Beneficiaries.  Nothing in this Participation
                    ----------------------------
Agreement or the other Operative Agreements shall be deemed to create any right in any Person not a party hereto or thereto (other than the permitted successors and assigns of the Certificate Purchasers, the Trustee, the Sublessee and the Guarantor), and such agreements shall not be construed in any respect to be a contract in whole or in part for the benefit of any third party except as aforesaid.

     Section 10.14  Further Assurances.  Each Participant, at the expense of the
                    ------------------
Sublessee, will promptly and duly execute and deliver all such documents and take such further action as may be necessary or appropriate in order to effect the intent or purpose of this Participation Agreement and the other Operative Agreements and to establish and protect the rights and remedies created or intended to be created in favor of the Trustee for the benefit of the Certificate Holders, including, without limitation, if requested by the Trustee at the expense of the Sublessee, the recording or filing of any Operative Agreement or any other document in accordance with the laws of the appropriate jurisdictions.

     Section 10.15  Reproduction of Documents.  This Participation Agreement,
                    -------------------------
all documents constituting Schedules or Exhibits hereto, and all documents relating hereto received by a party hereto, including, without limitation: (a) Consents, waivers and modifications that may hereafter be executed; (b) Documents received by the Certificate Holders in connection with the purchase of the Certificates; (c) Documents received by the Trustee in connection with the Trustee's receipt and/or acquisition of the Equipment; and (d) Financial statements, certificates, and other information previously or hereafter furnished to the Trustee or any Certificate Holder may be reproduced by the party receiving the same by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. Each of the Participants agrees and stipulates that, to the extent permitted by law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such party in the regular course of business) and that, to the extent permitted by law, any enlargement, facsimile, or further reproduction of such reproduction shall likewise be admissible in evidence.

     Section 10.16  Consideration for Consents to Waivers and Amendments.  Each
                    ----------------------------------------------------
of the Lessee, the Sublessee and the Guarantor hereby jointly and severally agrees that it will not, and that it will not permit any of its Affiliates to, offer or give any consideration or benefit of any kind whatsoever to any Certificate Holder in connection with, in exchange for, or as an inducement to, such Certificate Holder's consent to any waiver in respect of, any modification or amendment of, any supplement to, or any other consent or approval under, any Operative Agreement unless such consideration or benefit is offered ratably to all Certificate Holders.

     Section 10.17  Submission to Jurisdiction.  The Trustee and the Certificate
                    --------------------------
Holders may bring suit to enforce any claim arising out of the Operative Agreements in any state or Federal court located in Los Angeles, California having subject matter jurisdiction, and with respect to any such claim, the Lessee, the Sublessee and the Guarantor hereby irrevocably: (a) Submits to the jurisdiction of such courts; and (b) Consents to the service of process out of said courts by mailing a copy thereof, by registered mail, postage prepaid, to the Lessee, the Sublessee or the Guarantor at their respective addresses specified in this Participation Agreement, and agrees that such service, to the fullest extent permitted by law: (i) Shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding; and (ii) Shall be taken and held to be valid personal service upon and personal delivery to it. Each of the Lessee, the Sublessee and the Guarantor irrevocably waives, to the fullest extent permitted by law: (A) Any claim, or any objection, that it now or hereafter may have, that venue is not proper with respect to any such suit, action or proceeding brought in such a court located in Los Angeles, California, including, without limitation, any claim that any such suit, action or proceeding brought in such court has been brought in an inconvenient forum; and (B) any claim that any of the Lessee, the Sublessee or the Guarantor is not subject to personal jurisdiction or service of process in such forum. Nothing herein contained shall preclude any Participant from bringing an action or proceeding in respect hereof in any other state or federal court within the United States having subject matter jurisdiction with respect to such action and personal jurisdiction over the parties to such action. The Lessee, the Sublessee and the Guarantor agree that a final judgment in any action or proceeding in a state or Federal court within the United States may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law.

     IN WITNESS WHEREOF, the parties hereto have caused this Participation Agreement to be executed and delivered as of the date first above written.


                              MGM Grand Hotel, Inc.


                              By:  /s/ Joseph T. Murphy
                                   --------------------------
                              Name Printed:  Joseph T. Murphy
                              Title:  Secretary-Treasurer


                              Grand Equipment, Inc.


                              By:  /s/ Joseph T. Murphy
                                   --------------------------
                              Name Printed:  Joseph T. Murphy
                              Title:  Chief Financial Officer
                                      and Treasurer


                              MGM Grand, Inc.


                              By:  /s/ Joseph T. Murphy
                                   --------------------------
                              Name Printed:  Joseph T. Murphy
                              Title:  Vice President and
                                      Chief Financial Officer

                              Norwest Bank Minnesota, National Association, not in its individual capacity, except as expressly provided herein, but solely as Trustee under the Trust Agreement


                              By:  /s/ Carter Dreblow
                                   ------------------------
                              Name Printed:  Carter Dreblow
                              Title:  Vice President


                              Bank of Scotland, Grand Cayman


                              By:  /s/ Cathy Oniffrey
                                   ------------------------
                              Name Printed:  Cathy Oniffrey
                              Title:  Vice President

                              Heller Financial, Inc.


                              By:  /s/ Marti A. MacInnes
                                   ---------------------------
                              Name Printed:  Marti A. MacInnes
                              Title:  Senior Vice President


                              First Security Bank of Utah, N.A., not in its individual capacity, but solely as Trustee under the MGM Trust No. 2


                              By:  /s/ Greg Hawley
                                   ---------------------------
                              Name Printed:  Greg Hawley
                              Title:  Assistant Vice President


                              Mitsui Leasing (U.S.A.) Inc.


                              By:  /s/ Seiji Sano
                                   --------------------
                              Name Printed:  Seiji Sano
                              Title:  President


                              BA Leasing & Capital Corporation


                              By:  /s/ Sara L. Fitch
                                   -----------------------
                              Name Printed:  Sara L. Fitch
                              Title:  Vice President



                              Sun Life Insurance Company of America


                              By:  /s/ Michael J. Campbell
                                   -----------------------------
                              Name Printed:  Michael J. Campbell
                              Title:  Authorized Agent

                                   SCHEDULE I
                                       TO
                            PARTICIPATION AGREEMENT
                          (MGM Equipment Trust 1993-1)

                     COMMITMENTS OF CERTIFICATE PURCHASERS

                                                          DESCRIPTION OF
                 CERTIFICATE PURCHASER                     CERTIFICATES
CLASS A-1 CERTIFICATES

1.  Bank of Scotland, Grand Cayman                    Principal Amount: $10,000,000
    380 Madison Avenue
    New York, NY  10017                               Average Life: 3.384 years

    Wire Transfer Instructions:                       Total Maturity: 5.0 years


2.  Heller Financial, Inc.                            Principal Amount: $5,000,000
    One Montgomery Street
    Suite 2250                                        Final Maturity: 5.0 years
    San Francisco, CA  94104
                                                      Total Maturity: 5.0 years
    Wire Transfer Instructions:


3.  First Security Bank of Utah, N.A.,                Principal Amount: $10,000,000
    not in its individual capacity, but solely
    as Trustee under MGM Trust No. 2                  Average Life: 1.680 years
    Corporate Trust Department
    79 South Main Street                              Total Maturity: 3.0 years
    Salt Lake City, Utah  84111

    Wire Transfer Instructions:

4.  Mitsui Leasing (U.S.A.) Inc.                      Principal Amount: $10,000,000
    200 Park Avenue
    Suite 3214                                        Average Life: 3.384 years
    New York, NY  10166
                                                      Total Maturity: 5.0 years
    Wire Transfer Instructions:


    TOTAL CLASS A-1 CERTIFICATES                      $35,000,000



CLASS A-2 CERTIFICATES

1.  BA Leasing & Capital Corporation                  Principal Amount: $2,280,000
    Four Embarcadero Center
    12th Floor                                        Final Maturity: 5.0 years
    San Francisco, CA  94111
                                                      Total Maturity: 5.0 years
    Wire Transfer Instructions:


2.  Sun Life Insurance Company of America             Principal Amount: $2,633,366
    1 Sun America Center
    38th Floor                                        Average Life: 1.680 years
    Los Angeles, CA  90067
                                                      Total Maturity: 3.0 years
    Wire Transfer Instructions:


    TOTAL CLASS A-2 CERTIFICATES                      $4,913,366



CLASS A-3 CERTIFICATES

1.  Sun Life Insurance Company of America             Principal Amount: $6,646,634
    1 Sun America Center
    38th Floor                                        Average Life: 4.018 years
    Los Angeles, CA  90067
                                                      Total Maturity: 5.0 years


    TOTAL CLASS A-3 CERTIFICATES                      $6,646,634


    TOTAL CLASS A CERTIFICATES                        $46,560,000


CLASS B CERTIFICATES

1.  BA Leasing & Capital Corporation                  Principal Amount: $720,000
    Four Embarcadero Center
    12th Floor                                        Average Life: 5.0 years
    San Francisco, CA  94111
                                                      Total Maturity: 5.0 years
    Wire Transfer Instructions:


2.  Sun Life Insurance Company of America             Principal Amount: $720,000
    1 Sun America Center                              Average Life: 5.0 years
    38th Floor
    Los Angeles, CA  90067                            Total Maturity: 5.0 years

    Wire Transfer Instructions:


    TOTAL CLASS B CERTIFICATES                        $1,440,000


    TOTAL CERTIFICATES                                $48,000,000

                                  SCHEDULE X
                                       TO
                            PARTICIPATION AGREEMENT

                          (MGM Equipment Trust 1993-1)

                                  DEFINITIONS


     The following terms shall have the following meanings for all purposes, and such meanings shall be equally applicable both to the singular and plural forms of the terms defined. Any agreement, document or instrument defined or referred to in this Schedule X shall include each amendment, modification or supplement
           ----------
thereto, including each waiver and consent that may (pursuant to the Operative Agreements) be effective from time to time, except as otherwise expressly indicated. The definition of any Person herein shall include its successors and permitted assigns. References to Schedules in this Schedule X shall mean
                                                    ----------
Schedules attached to the Participation Agreement, except as otherwise indicated.

     "Actual Knowledge" with respect to any Person shall mean the actual
      ----------------
knowledge of a Responsible Officer of such Person and shall include receipt of a notice of a fact by any such Person.

     "Adjusted Proceeds" shall mean an amount equal to the Proceeds, but in no
      -----------------
event more than the amount by which (i) the Lease Balance, any Make-Whole Premium in respect of all of the Certificates and any other amounts then due and payable under the Operative Agreements exceeds (ii) the Total Recourse Amount.

     "Affiliate(s)" of any Person shall mean any other Person that directly or
      ------------
indirectly through one or more intermediaries controls, is controlled by, or is under common control with, such Person. No Person shall be considered an Affiliate of the Trustee unless such Person directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with, the Trustee solely in its capacity as trustee under the Trust Agreement.

     "Applicable Percentage" shall mean with respect to the end of the Master
      ---------------------
Lease Term and each Renewal Term, the percentage set forth opposite such date on
- ----------

     "Applicable Percentage Amount" shall mean an amount equal to the product of
      ----------------------------
the Applicable Percentage and the total Purchase Price of the Equipment subject to the Master Lease at the determination date.

     "Appraisal" shall mean the appraisal of the Equipment from the Appraiser
      ---------
dated as of November 9, 1993.

     "Appraiser" shall mean Valuation Counselors Group, Inc. or such other
      ---------
Person as is acceptable to the Certificate Purchasers.

     "Authority" shall mean any:  (a) Federal, state, local or (if the Equipment
      ---------
or any component thereof has been moved outside of the United States) foreign, tribunal, legislative body, governmental subdivision, administrative agency or other governmental authority; or (b) Arbitrator or panel of arbitrators, in the case of each of clause (a) and (b) having or exercising jurisdiction over the
                ----------     ---
Lessee, the Sublessee, the Guarantor, the Trustee, or the Equipment (or any component thereof).

     "BofA" shall mean Bank of America National Trust and Savings Association, a
      ----
national banking association.

     "Base Period" shall have the meaning assigned to such term in Section 2.1
      -----------                                                  -----------
of the Master Lease.

     "Beneficiary" or "Beneficiaries" shall have the meaning assigned to such
      -----------      -------------
terms in Section 1 of the Guaranty.
         ---------

     "Business Day" shall mean any day on which Federal and state chartered
      ------------
banks in Nevada, Minnesota and California are open for commercial banking business.

     "Capital Stock" shall mean any and all shares, interests, participations,
      -------------
rights or other equivalents (however designated) of capital stock of a corporation, or any and all equivalent ownership interests in a Person (other than a corporation), including partnership interests.

     "Casualty" shall mean any of the following events in respect of each item
      --------
of Equipment: (a) The total loss of the item of Equipment, the total loss of use thereof due to theft, disappearance, destruction, damage beyond repair or rendition of the item of Equipment permanently unfit for normal use for any reason whatsoever; (b) Any damage to the item of Equipment which results in an insurance settlement with respect to the item of Equipment on the basis of a total loss; (c) The permanent condemnation, confiscation or seizure of, or requisition of title to or use of, the item of Equipment; or (d) As a result of any rule, regulation, order or other action by any Authority, the use of the item of Equipment in the normal course of the business of Lessee shall have been prohibited, directly or indirectly, for a period of 180 consecutive days, unless Lessee, prior to the expiration of such 180-day period, shall have undertaken and shall be diligently carrying forward all steps which are necessary or desirable to permit the normal use of such item of Equipment by Lessee or, in any event, if use of such item of Equipment shall have been prohibited, directly or indirectly, for a period of 12 consecutive months.

     "Casualty Amount" shall mean, with respect to a Casualty, an amount equal
      ---------------
to the product of (a) The Lease Balance on the date of such Casualty and (b) a fraction, the numerator of which is the portion of the aggregate Purchase Price allocable to the items of Equipment suffering such Casualty and the denominator of which is the aggregate Purchase Price of all of the Equipment then subject to the Master Lease.

     "Casualty Notice" shall have the meaning assigned to such term in Section
      ---------------                                                  -------
6.1 of the Master Lease.
- ---

     "Casualty Proceeds" shall have the meaning assigned to such term in Section
      -----------------                                                  -------
6.1(b) of the Master Lease.
- ------

     "Casualty Settlement Date" shall have the meaning assigned to such term in
     -------------------------
Section 6.1(a) of the Master Lease.
- --------------

     "CD Collateral" shall have the meaning assigned to such term in Section 1.1
      -------------                                                  -----------
of the Pledge Agreement.

     "Certificate Holders" shall mean the Certificate Purchasers and those
      -------------------
persons to whom the interests in the Trust Estate represented by the Certificates shall have been transferred or assigned from time to time in accordance with the provisions of the Trust Agreement.

     "Certificate of Acceptance" shall mean a certificate, substantially in the
      -------------------------
form of Exhibit G 2.2(b)(iv) to the Participation Agreement, with respect to
        --------------------
items of Equipment accepted under the Master Lease and Sublease.

     "Certificate of Conveyance" shall mean a certificate of conveyance
      -------------------------
substantially in the form of Exhibit G 2.2(b)(iii) to the Participation
                             ---------------------
Agreement to be delivered to the Trustee pursuant to the provisions of the Participation Agreement.

     "Certificate of Deposit" shall have the meaning assigned to such term in
      ----------------------
Section 1.1 of the Pledge Agreement.
- -----------

     "Certificate of Possession" shall mean a certificate, substantially in the
      -------------------------
form of Exhibit G 2.2(b)(v) to the Participation Agreement to be delivered to
        -------------------
the Trustee pursuant to the provisions of the Participation Agreement.

     "Certificate Participant" shall have the meaning assigned to such term in
      -----------------------
Section 4.2(g) of the Trust Agreement.
- --------------

     "Certificate Purchasers" shall mean those institutions identified on
      ----------------------
Schedule I to the Participation Agreement.
- ----------

     "Certificate Register" shall have the meaning assigned to such term in
      --------------------
Section 4.2 of the Trust Agreement.
- -----------

     "Certificate(s)" shall mean one or more Class A-1 Certificates, Class A-2
      --------------
Certificates, Class A-3 Certificates and/or Class B Certificates, whether issued at the Effective Date or thereafter.

     "Charges" shall mean freight, installation and applicable sales, use or
      -------
similar taxes imposed upon an item of Equipment.

     "Class A Certificate(s)" shall mean one or more Class A-1 Certificates,
      ----------------------
Class A-2 Certificates and/or Class A-3 Certificates, whether issued at the Effective Date or thereafter.

     "Class A-1 Certificate(s)" shall mean one or more Certificates designated
      ------------------------
as a "Class A-1 Certificate" and entitled to the rights of a Class A-1 Certificate under the Trust Agreement.

     "Class A-2 Certificate(s)" shall mean one or more Certificates designated
      ------------------------
as a "Class A-2 Certificate" and entitled to the rights of a Class A-2 Certificate under the Trust Agreement.

     "Class A-3 Certificate(s)" shall mean one or more Certificates designated
      ------------------------
as a "Class A-3 Certificate" and entitled to the rights of a Class A-3 Certificate under the Trust Agreement.

     "Class B Certificate(s)" shall mean one or more Certificates designated as
      ----------------------
a "Class B Certificate" and entitled to the rights of a Class B Certificate under the Trust Agreement.

     "Class I Equipment" shall have the meaning assigned to such term in Section
      -----------------                                                  -------
1.1 of the Master Lease.
- ---

     "Class II Equipment" shall have the meaning assigned to such term in
      ------------------
Section 1.1 of the Master Lease.
- -----------

     "Closing" shall mean the completion of those transactions described in
      -------
Section 2.1 of the Participation Agreement.
- -----------

     "Code" shall mean the Internal Revenue Code of 1986, as amended.
      ----

     "Collateral" shall mean:
      ----------

     (a) The Equipment, whether or not a fixture;

     (b)  The Intellectual Property Collateral;

     (c) All books, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing;

     (d) All contracts necessary to purchase, operate and maintain the Equipment;

     (e)  The Sublease;

     (f)  The Deposit Account;

     (g) Any rights to a rebate, offset or other assignment under a purchase order, invoice or purchase agreement with any manufacturer of any item of Equipment; and

     (h) All products, accessions, rents, issues, profits, returns, income and proceeds of and from any and all of the foregoing Collateral (including proceeds which constitute property of the types described in clauses (a), (b), (c), (d),
                                                    -------  -    -    -    -
(e) (f) and (g) above and, to the extent not otherwise included, all payments
 -   -       -
under insurance (whether or not Lessor is the loss payee thereof),or any indemnity , warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral).

     "Collaterally Assigned Documents" shall have the meaning assigned to such
      -------------------------------
term in the Indenture, which meaning shall survive any termination of the Indenture.

     "Commitment(s)" for each Certificate Purchaser shall mean the aggregate
      -------------
amount set forth in Schedule I to the Participation Agreement across from the
                    ----------
name of such Certificate Purchaser for Certificates.

     "Computer Software Collateral" shall mean:
      ----------------------------

     (a) All software programs (including both source code, object code and all related applications and data files), whether now owned, licensed or leased or hereafter acquired by Lessee, designed for use on any computers and electronic data processing hardware constituting part of the Equipment and necessary for the operation and maintenance of the Equipment;

     (b)  All firmware associated therewith;

     (c) All documentation (including flow charts, logic diagrams, manuals, guides and specifications) with respect to such hardware, software and firmware described in the preceding clauses (a) and (b); and
                           -------  -       -

     (d) All rights with respect to all of the foregoing, including, without limitation, any and all copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing.

     "Consolidated Adjusted Net Worth" shall mean, with respect to any
      -------------------------------
corporation, as of any date of determination, the total amount of common stockholders' equity (including Intercompany Debt (as such term is defined in the Indenture)) of such corporation and its Subsidiaries which would appear on the consolidated balance sheet of such corporation as of the date of determination, less (to the extent otherwise included therein) the following (the amount of such stockholders' equity and deductions therefrom to be computed, except as noted below, in accordance with GAAP): (i) an amount attributable to interests in Subsidiaries of such corporation held by Persons other than such corporation or its Subsidiaries; (ii) any reevaluation or other write-up, subsequent to March 31, 1992, in book value of assets, other than upon the acquisition of assets acquired in a transaction to be accounted for by purchase accounting under GAAP; (iii) treasury stock; and (iv) Disqualified Capital Stock of such corporation.

     "Corporate Trust Office" shall mean the principal corporate trust office of
      ----------------------
the Trustee, which office is, on the Effective Date, located at the address for the Trustee set forth in Section 10.4 of the Participation Agreement.
                         ------------

     "Deciding Interest of Residual Certificate Holders" shall mean holders of
      -------------------------------------------------
Class A-3 Certificates and Class B Certificates representing more than 66-2/3% of the total outstanding principal amount due and owing under all such Certificates at the time of giving the relevant instruction or taking of action.

     "Deed of Trust" shall mean that certain Deed of Trust, Assignment of Rents
      -------------
and Security Agreement dated as of May 13, 1992 among Sublessee, as trustor, Nevada Title Company, as trustee and Continental Bank, N.A., as beneficiary.

     "Delivery Date(s)" shall mean those dates, other than the Effective Date,
      ----------------
on which a Certificate of Acceptance is delivered to the Trustee pursuant to

Section 3.1 of the Participation
- -----------

Agreement with respect to Equipment not subject to a Certificate of Possession.

     "Deposit Account" shall have the meaning assigned to such term in Section
      ---------------                                                  -------
6.1(b) of the Master Lease.
- ------

     "Disqualified Capital Stock" shall mean, as applied to any Person, any
      --------------------------
Capital Stock or equity securities of such Person to the extent that such Capital Stock or equity security, by its terms or by the terms of any security into which it is on any determination date convertible or exchangeable, is, or upon the happening of an event would be, required to be repurchased, including at the option of the holder thereof, or has, or upon the happening of an event would have, a redemption or similar payment due, on or prior to May 1, 2002.

     "Document Closing Date" shall mean the date on which all of the
      ---------------------
Participants execute the Participation Agreement.

     "Effective Date" shall have the meaning assigned to such term in Section
      --------------                                                  -------
2.1 of the Participation Agreement.
- ---

     "Environmental Laws" shall mean all applicable Federal, state or local
      ------------------
statutes, laws, ordinances, codes, rules, regulations and orders (including consent decrees) relating to public health and safety and protection of the environment.

     "Equipment" shall mean those items of Equipment listed on Schedule I to the
      ---------                                                ----------
Trust Agreement.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as
      -----
amended.

     "Event of Default" shall have the meaning assigned to such term in Section
      ----------------                                                  -------
8.1 of the Master Lease.
- ---

     "Fair Market Value" shall mean, with respect to the Equipment as of any
      -----------------
date, the fair market value of the Equipment as determined by an independent appraiser selected by Lessor for such date.

     "Fixed Price Purchase Option" shall have the meaning assigned to such term
      ---------------------------
in Section 11.1(b) of the Master Lease.
   ---------------

     "Formula Yield" for each obligation shall mean, as of any date of
      -------------
determination, the yield to maturity implied by the sum of 1.0% plus (A) the
                                                                ----
yields reported, as of 10:00 A.M. (New York City time) on the Business Day immediately preceding the Termination Date, on the display designated as "Page T 500," on the Telerate Service (or such other display as may replace "Page T 500" on the Telerate Service) for actively traded U.S.

Treasury securities having a maturity equal to the remaining scheduled term, including the two Renewal Terms, of the Master Lease or (B) if such yields shall not be reported as of such time or the yields reported as of such time shall not be ascertainable, the Treasury Constant Maturity Series yields reported for the latest day for which such yields shall have been so reported as of the Business Day immediately preceding the Termination Date, in Federal Reserve Statistical Release H.15(519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the remaining scheduled term, including the two Renewal Terms, of the Master Lease. Such implied yield shall be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) by interpolating linearly between reported yields. If no maturity exactly corresponds to the remaining term, including the two Renewal Terms, of the Master Lease, yields for the greater and for the lesser published maturities most closely corresponding to the remaining term, including the two Renewal Terms, of the Master Lease shall be calculated pursuant to the immediately preceding sentence and the Formula Yield shall be interpolated from such yields on a straight-line basis, rounding in each of such relevant periods to the nearest month.

     "GAAP" shall mean generally accepted accounting principles as in effect in
      ----
the United States.

     "Gaming Control Act" shall mean the Nevada Gaming Control Act, as from time
      ------------------
to time amended, or any successor provision of law, and the regulations promulgated thereunder.

     "Gaming Permits" shall mean every license, franchise, permit or other
      --------------
authorization required on the date of the Participation Agreement or thereafter to own, lease, operate or otherwise conduct casino gaming at the Hotel, including, without limitation, all such licenses granted under the Gaming Control Act, the regulations of the Nevada Gaming Authorities and other applicable laws.

     "Grantor" shall mean the Lessee.
      -------

     "Guarantor" shall mean MGM Grand, Inc., a Delaware corporation.
      ---------

     "Guaranty" shall mean the Guaranty, dated as of the Effective Date,
      --------
provided to the Trustee for the benefit of the Certificate Holders by the Guarantor, as the same may be modified, amended or supplemented from time to time pursuant to the applicable provisions thereof.

     "Hotel" shall mean the improvements to be known as the MGM Grand
      -----
Hotel/Casino and Theme Park to be located on real property in Las Vegas, Nevada, which improvements consist of approximately 5,000 rooms (including suites), a parking structure for approximately 4,800 cars, an approximately 170,000 square foot casino (including approximately 3,500 slot machines, 150 table games, as well as keno, poker and a race and sports book), an approximately 215,000 square foot special events arena for sporting events, concerts and conventions, an approximately 2,000 seat capacity ballroom, restaurants, shops, a spa and health club, an approximately 31,000 square foot entertainment area featuring carnival games of skill, and an approximately 33-acre theme park accessible from the MGM Grand Hotel via a walkway leading to the theme park entrance.

     "Impositions" shall mean all fees (including, but not limited to, license,
      -----------
documentation, recording or registration fees) and taxes (including but not limited to all income, sales, use, lease, sublease, gross receipts, personal property, occupational, value added or other taxes, levies, imposts, duties, assessments, charges or withholdings of any nature whatsoever), together with any penalties, fines or additions to tax or interest thereon.

     "Income Tax Indemnity" shall have the meaning assigned to such term in
      --------------------
Section 8.1 of the Participation Agreement.
- -----------

     "Indemnitee(s)" shall mean the Trustee in both its individual and trustee
      -------------
capacity, the Trust Estate, the Certificate Holders, Settlor, any trustee or settlor of a Certificate Holder, The Industrial Bank of Japan, Limited, Los Angeles Agency in its capacity as a nonrecourse lender to a Class A-1 Certificate Purchaser, any Affiliate of any of them and any assign, officer, director, employee or agent of any of them.

     "Indenture" shall mean that certain Indenture dated as of May 1, 1992 among
      ---------
MGM Finance, as issuer, Guarantor, as guarantor, Sublessee and U.S. Trust Company of California, N.A., as trustee.

     "Independent Financial Advisor" shall mean an accounting, appraisal or
      -----------------------------
investment banking firm of nationally recognized standing that is, in the reasonable judgement of the board of directors of Guarantor, (i) qualified to perform the task for which it has been engaged, and (ii) disinterested and independent insofar as it relates to such engagement with respect to Guarantor, all of its Subsidiaries, and each Affiliate of Guarantor and/or its Subsidiaries.

     "Insolvency Default" shall have the meaning assigned to such term in
      ------------------
Section 6.1 of the Trust Agreement.
- -----------

     "Insolvency Events" shall mean any event pursuant to which Lessee makes an
      -----------------
assignment for the benefit of creditors, files a petition in bankruptcy, petitions or applies to any tribunal for the appointment of a custodian, receiver or any trustee for it or for a substantial part of its property, commences any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now of hereafter in effect, consents or acquiesces in the filing of any such petition, application, proceeding or appointment of or taking possession by the custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Lessee or any substantial part of its property, or admits its inability to pay its debts generally as they become due or authorizes any of the foregoing to be done or taken on behalf of the Lessee.

     "Intellectual Property Collateral" shall mean all Computer Software
      --------------------------------
Collateral, all copyrights, whether statutory or common law, registered or unregistered, and all applications therefore, all trademarks and trade names, all common law and statutory trade secrets and all other confidential or proprietary information, but only to the extent in each case necessary to operate and maintain the Equipment, and all know-how (which know-how is used in connection with the Equipment).

     "Intercreditor Agreement" shall mean the Intercreditor Agreement dated as
      -----------------------
of the Effective Date between Trustee and BofA.

     "Interim Period" shall have the meaning assigned to such term in Section
      --------------                                                  -------
2.1 of the Master Lease.
- ---

     "IRS" shall mean the Internal Revenue Service.
      ---

     "Issuer" shall mean BofA as the issuer of the Letter of Credit.
      ------

     "Items of Equipment" shall have the meaning assigned to such term in the
      ------------------
Certificate of Conveyance.

     "Lease Balance" shall mean, as of the date of determination, the aggregate
      -------------
unpaid principal amount on all outstanding Certificates as of such date.

     "Lease Commencement Date" shall have the meaning assigned to such term in
      -----------------------
Section 2.2 of the Master Lease.
- -----------

     "Lease Default" shall mean an Event of Default.
      -------------

     "Lending Documents" shall mean (i) the Trust Agreement dated as of November
      -----------------
9, 1993 between Settlor, as settlor, and First

Security Bank of Utah, N.A., as trustee, (ii) the Note and Pledge Agreement made by First Security Bank of Utah, N.A., as trustee in favor of The Industrial Bank of Japan, Limited, Los Angeles Agency, and (iii) the Designee Letter from Settlor to First Security Bank of Utah, N.A.

     "Lessee" shall mean Grand Equipment, Inc., a Delaware corporation.
      ------

     "Lessor" shall mean the Trustee, not in its individual capacity, but solely
      ------
in its capacity as trustee under the Trust Agreement.

     "Lessor Liens" shall mean Liens or other conveyances resulting from any act
      ------------
of or claim against the Trustee in its individual capacity (or any Person claiming by, through or under the Trustee in its individual capacity), in each case arising out of any event or condition not related to the exercise of such Person's rights or the performance of its duties expressly provided under any Operative Agreement.

     "Letter of Credit" shall mean that letter of credit substantially in the
      ----------------
form of Exhibit F to the Participation Agreement issued by BofA and delivered to
        ---------
the Trustee on the Effective Date.

     "License Agreement" shall mean the revocable License Agreement, dated as of
      -----------------
the Effective Date, between Sublessee, as licensor, and MGM Grand Movieworld, Inc., as licensee.

     "Lien" shall mean:  (a) Any interest in property securing an obligation
      ----
owed to, or claimed by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and including, without limitation, any judgment lien, security interest, mortgage, encumbrance, pledge, conditional sale, right of distraint or trust receipt or a lease, consignment or bailment for security purposes; or (b) Any reservation, exception, encroachment, easement, right-of-way, covenant, condition, restriction, lease or other title exception or defect, cloud on title or encumbrance affecting property.

     "Majority of Instructing Certificate Holders" shall mean holders of
      -------------------------------------------
Certificates representing more than 50% of the total outstanding principal amount due and owing under all such Certificates which, at the time of giving the relevant instruction or taking of action, have instructed the Trustee to accelerate all of the Certificates under Section 6.1 of the Trust Agreement.
                                         -----------

     "Make-Whole Premium" shall mean the aggregate amount determined pursuant to
      ------------------
Section 4.6(c) of the Trust Agreement in respect of all of the then outstanding
- --------------
Certificates.

     "Management Agreement" shall mean the Management Agreement dated as of May
      --------------------
13, 1992 between Guarantor and Sublessee.

     "Mandatory Parts" shall have the meaning assigned to such term in Section
      ---------------                                                  -------
5.5 of the Master Lease.
- ---

     "Manufacturers" shall mean those manufacturers of items of Equipment listed
      -------------
in Schedule I to the Purchase Order Assignment.
   ----------

     "Master Lease" shall mean that certain Master Lease, dated as of the
      ------------
Effective Date, by and between the Trustee, as lessor and Lessee, as lessee.

     "Master Lease Term" shall have the meaning assigned to such term in Section
      -----------------                                                  -------
2.1 of the Master Lease.
- ---

     "Material Adverse Effect" shall mean a material adverse change in, or a
      -----------------------
material adverse effect upon, any of (a) the operations, business, properties, condition (financial or otherwise) or prospects of Lessee, Sublessee or Guarantor; (b) the ability of Lessee, Sublessee or Guarantor to perform their obligations under any Operative Agreement; (c) the legality, validity, binding effect or enforceability of any Operative Agreement; or (d) the perfection or priority of any Lien granted to the Trustee for the benefit of the Certificate Holders under any Operative Agreement.

     "Merger" shall mean a transaction described in Section 6.2(a)(ii)(A) of the
      ------                                        ---------------------
Participation Agreement.

     "MGM Credit Agreement" shall mean that certain Credit Agreement, dated as
      --------------------
of May 13, 1992, among MGM Finance, Sublessee and Bank of America National Trust and Savings Association, as agent and lender.

     "MGM Finance" shall mean MGM Grand Hotel Finance Corp., a Nevada
      -----------
corporation.

     "MGM Trust No. 2" shall mean the trust designated "MGM Trust No. 2" and
      ---------------
created pursuant to the Trust Agreement dated as of November 9, 1993 between First Security Bank of Utah, N.A., as trustee, and Settlor, as settlor.

     "Multiemployer Plan" shall have the meaning assigned to the term
      ------------------
"multiemployer plan" in Section 3(37) of ERISA.

     "Nevada Gaming Authorities" shall mean, without limitation, the Nevada
      -------------------------
Gaming Commission, the Nevada State Gaming Control Board, the Clark County Liquor and Gaming Licensing Board and any other applicable governmental or administrative state or local agency involved in the regulation of gaming and gaming activities in the State of Nevada.

     "Notice of Partial Casualty" shall be the notice given by Lessee to Lessor
      --------------------------
in accordance with Section 6.2 of the Master Lease and shall include:  (a) A
                   -----------
description of the item of Equipment suffering the Partial Casualty, (b) The Purchase Price of such item of Equipment; and (c): (x) A description of the remedial steps that Lessee will undertake (or cause to be undertaken) and the time-frame in which such steps will be accomplished to repair and rebuild such item of Equipment; or (y) if the item of Equipment is to be replaced, a description of the Replacement Item and its Purchase Price.

     "Obligation" shall have the meaning assigned to such term in Section 1 of
      ----------                                                  ---------
the Guaranty.

     "Officer's Certificate" shall mean a certificate executed on behalf of any
      ---------------------
entity by its President, one of its Vice Presidents, its Chief Financial Officer, its Treasurer, its Assistant Treasurer or its Controller.

     "Operative Agreement(s)" shall mean the Participation Agreement, the Trust
      ----------------------
Agreement, the Certificates, the Master Lease, the Sublease, the License Agreement, the Sublease Assignment, the Guaranty, the Intercreditor Agreement, the Letter of Credit, the Reimbursement Agreement, the Pledge Agreement, the Purchase Order Assignment, the Certificate of Conveyance, the Certificate of Possession and the Certificate of Acceptance.

     "Partial Casualty" shall mean any loss, damage, destruction, taking by
      ----------------
eminent domain, loss of use or theft of any portion of an item of Equipment which does not constitute a Casualty.

     "Partial Casualty Proceeds" shall mean all payments from any Authority or
      -------------------------
other Person, and all proceeds of any insurance, which are received as a result of a Partial Casualty.

     "Participant(s)" shall mean any or all of the parties to the Participation
      --------------
Agreement including, without limitation, the Trustee in both its individual and trustee capacity, and the successors and assigns thereof.

     "Participation Agreement" shall mean the Participation Agreement, dated as
      -----------------------
of November 9, 1993, entered into among the Sublessee, the Lessee, the Guarantor, the Certificate Purchasers and the Trustee, as the same may be modified, amended or supplemented from time to time pursuant to the applicable provisions thereof.

     "Part(s)" shall mean all appliances, parts, instruments, appurtenances,
      -------
accessories, furnishings and other equipment of whatever nature that may from time to time be incorporated or installed in or attached to any item of Equipment.

     "Payment Default" shall have the meaning assigned to such term in Section
      ---------------                                                  -------
6.1 of the Indenture.
- ---

     "PBGC" shall mean the Pension Benefit Guaranty Corporation.
      ----

     "Pension Plan" shall mean, with respect to any Person, a "pension plan" as
      ------------
such term is defined in section 3(2) of ERISA which is subject to Title IV of ERISA and to which such Person may have any liability or contingent liability, including, but not limited to, liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five years, or by reason or being deemed to be a contributing sponsor under section 4069 of ERISA.

     "Permitted Contest" shall mean actions taken by a Person to contest in good
      -----------------
faith, by appropriate proceedings initiated timely and diligently prosecuted, the legality, validity or applicability to the Equipment or any interest therein of any Person of: (a) Any law, regulation, rule, judgment, order, or other legal provision or judicial or administrative requirements; (b) Any term or condition of, or any revocation or amendment of, or other proceeding relating to, any authorization or other consent, approval or other action by any Authority; or (c) Any Lien; provided that the initiation and prosecution of such contest would not: (i) Result in, or materially increase the risk of, the imposition of any criminal liability on any Indemnitee; (ii) materially and adversely affect the right, title or interest of the Trustee or the Certificate Holder in or to any of the Equipment or any interest therein; or (iii) materially and adversely affect the fair market value, utility or remaining useful life of the Equipment or any interest therein or the continued economic operation thereof; and provided further than in any event adequate reserves in accordance with generally accepted accounting principles are maintained against any adverse determination of such contest.

     "Permitted Lessor Liens" shall mean Lessor Liens:  (a) For Taxes of the
      ----------------------
Trustee either not yet due or being challenged by a Permitted Contest; (b) Arising out of judgments or awards against the Trustee with respect to which at the time an appeal or proceeding for review is being prosecuted by a Permitted Contest; and (c) Arising out of Liens arising in the ordinary course of business of the Trustee for amounts the payment of which is either not delinquent or is being contested by a Permitted Contest.

     "Permitted Liens" shall mean:  (i) Any rights in favor of Lessor under the
      ---------------
Operative Agreements and any rights of any persons entitled to use of the Collateral in accordance with Section 5.2 of the Master Lease; (ii) any Lien,
                              -----------
(including, without limitation, liens of landlords, carriers, warehousemen, mechanics or materialmen) in favor of any Person securing payment of the price of goods or services provided in the ordinary course of business for amounts the payment of which is not overdue or is being contested in good faith by appropriate proceedings promptly initiated and diligently prosecuted, so long as such proceedings do not involve any reasonable danger of sale, forfeiture or loss of all or any material part of the Collateral and do not materially adversely affect any lien created in favor of Lessor under the Lease; (iii) any Lien arising out of any act of, or any failure to act by, or any claim (including any claim for taxes) against, Lessor which is unrelated to the transactions contemplated by the Lease or any lien arising out of any breach by Lessor of its obligations under the Operative Agreements; (iv) any Lien for current taxes, assessments or other governmental charges which are not delinquent or the validity of which is being contested in good faith by appropriate proceedings promptly initiated and diligently prosecuted so long as such proceedings do not involve any reasonable danger of sale, forfeiture or loss of all or any material part of the Collateral and do not materially adversely affect any lien in favor of Lessor under the Lease; (v) attachments, judgments and other similar liens arising in connection with court proceedings, provided the execution or other enforcement of such liens is effectively stayed
- --------
and the claims secured hereby are being contested in good faith and by appropriate proceedings; (vi) reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases, zoning and land use restrictions and other similar title exceptions or encumbrances affecting real property that were not incurred in connection with the incurrence of indebtedness, so long as such liens do not involve a reasonable danger of sale, forfeiture or loss of all or any material portion of the Collateral and do not materially adversely affect any lien created in favor of Lessor under the Lease; (vii) any lien incurred in the ordinary course of business to secure performance of statutory obligations; and (viii) Purchase Money Security Interests.

     "Person" shall mean any individual, partnership, corporation, trust,
      ------
unincorporated association or joint venture, a government or any department or agency thereof or any other legal entity.

     "Plan" shall mean an "employee benefit plan" as defined in section 3(3) of
      ----
ERISA.

     "Pledge Agreement" shall mean the Pledge Agreement, dated as of the
      ----------------
Effective Date, made by Pledgor in favor of Trustee, as the same may be modified, amended or supplemented from time to time pursuant to the applicable provisions thereof.

     "Pledge Certification" shall have the meaning assigned to such term in
      --------------------
Section 3.2 of the Participation Agreement.
- -----------

     "Pledgor" shall have the meaning assigned to such term in the preamble to
      -------
the Pledge Agreement.

     "Proceeds" shall have the meaning assigned to such term in Section 11.1(c)
      --------                                                  ---------------
of the Master Lease.

     "Purchase Agreement" shall mean those contracts to acquire items of
      ------------------
Equipment listed in Schedule I to the Purchase Order Assignment.
                    ----------

     "Purchase Money Security Interests" shall mean indebtedness of any Person
      ---------------------------------
incurred prior to the Effective Date issued to finance the purchase, in whole or in part, of Equipment or any interest therein, which indebtedness is secured by a Lien against one or more items of Equipment, and which is described on
Schedule IV to the Participation Agreement; in no event shall the total amount of the Lien of any such Person against one or more items of Equipment exceed the amount set forth with respect of such item or items on Schedule IV to the Participation Agreement.

     "Purchase Option Exercise Amount" shall mean on the last day of the Master
      -------------------------------
Lease Term and any Renewal Term the sum of (a) the applicable Make-Whole Premium (other than on the last day of the second Renewal Term), (b) the Lease Balance and (c) all other amounts then due and payable under the Operative Agreements.

     "Purchase Order Assignment" shall mean an assignment substantially in the
      -------------------------
form of Exhibit G 2.2 (b)(i) to the Participation Agreement with respect to
        --------------------
Equipment.

     "Purchase Price" for any item of Equipment shall mean the invoice price for
      --------------
such item of Equipment plus any Charges fairly attributable thereto and not otherwise included in the invoice price.

     "Recourse Deficiency Amount" shall mean, with respect to the exercise of
      --------------------------
the Sale Option, the difference between (i) the Purchase Option Exercise Amount at the end of any Renewal Term in which such Sale Option was elected and (ii) 13.374% of the Fair Market Value of the Equipment as of the first day of the first

Renewal Term and 12.768% of the Fair Market Value of the Equipment as of the first day of the second Renewal Term.

     "Reimbursement Agreement" shall mean that certain Letter of Credit and
      -----------------------
Reimbursement Agreement dated as of the Effective Date between Guarantor, as account party, and BofA.

     "Related Person" shall mean, with respect to any person, any trade or
      --------------
business (whether or not incorporated) which, together with such person, is under common control as described in Section 414 of the Code.

     "Release of Lien" shall mean a release of the lien described in Section
      ---------------                                                -------
2.2(b)(ii) of the Participation Agreement.
- ----------

     "Removable Part" shall have the meaning assigned to such term in Section
      --------------                                                  -------
5.5(a) of the Master Lease.
- ------

     "Renewal Option" shall have the meaning assigned to such term in Section
      --------------
11.1(a) of the Master Lease.

     "Renewal Term" shall have the meaning assigned to such term in Section 3.1
      ------------                                                  -----------
of the Master Lease.

     "Rent" shall have the meaning assigned to such term in Section 3.1 of the
      ----                                                  -----------
Master Lease.

     "Replacement Item" shall mean the item of Equipment which will replace an
      ----------------
item of Equipment as specified in a Replacement Notice.

     "Replacement Notice" shall mean a notice provided by the Lessee pursuant to
      ------------------
Section 4.3 of the Participation Agreement.
- -----------

     "Replacement Part" shall have the meaning assigned to such term in Section
      ----------------                                                  -------
5.4(a) of the Master Lease.
- ------

     "Reportable Event" shall mean a "reportable event" described in Section
      ----------------
4043(b) of ERISA and the regulations thereunder.

     "Required Certificate Holders" shall mean the holders of Certificates
      ----------------------------
representing more than 50% of the total outstanding principal amount due and owing under all such Certificates at the time of giving the relevant instruction or taking of action.

     "Responsible Officer" of any Person shall mean:  (i) In the case of any
      -------------------
business corporation, the chairman of the board of directors of such corporation if such chairman is an officer of such corporation, the president, any vice president or any assistant vice president of such corporation, the secretary or any assistant secretary of such corporation or the treasurer or any assistant treasurer of such corporation; (ii) in the case of any partnership, a general partner (if such general partner is an individual), or a Responsible Officer of a corporate general partner, of such partnership or the general manager of such partnership or any assistant general manager of such partnership; (iii) in the case of any commercial bank or trust company, the chairman or vice chairman of the board of directors or trustees of such bank or trust company, the chairman or vice chairman of the executive committee of the board of directors or trustees of such bank or trust company, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or any assistant trust officer of such bank or trust company, the controller or any assistant controller of such bank or trust company, any executive or senior or assistant or second vice president of such bank or trust company or any other individual who is employed by such bank or trust company and customarily performs functions similar to those performed by any of the other officers of such bank or trust company referred to herein; and (iv) in the case of the Trustee, any officer within the corporate trust department (or any successor group) of the Trustee, including any vice president, assistant vice president, assistant secretary or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at that time shall be such officers, and also means, with respect to a particular corporate trust matter, any other officer of the corporate trust department (or any successor group) of the Trustee to whom such trust matter is referred because of his knowledge of and familiarity with the particular trust matter.

     "Sale Option" shall have the meaning assigned to such term in Section
      -----------                                                  -------
11.1(c) of the Master Lease.
- -------

     "Schedule X" shall mean this Schedule to the Participation Agreement.
      ----------

     "Secured Lenders' Agent" shall have the meaning assigned to such term in
      ----------------------
the Indenture, which meaning shall survive any termination of the Indenture.

     "Seller" shall have the meaning assigned to such term in the Certificate of
      ------
Conveyance.

     "Settlor" shall mean Security Pacific Leasing Corporation in its capacity
      -------
as settlor under MGM Trust No. 2.

     "Stated Amount" shall have the meaning assigned to such term in the Letter
      -------------
of Credit.

     "Sublease" shall mean that certain Sublease, dated as of the Effective
      --------
Date, by and between the Lessee, as sublessor and Sublessee, as sublessee as the same may be modified, amended or supplemented from time to time pursuant to the applicable provisions thereof.

     "Sublease Assignment" shall mean the assignment of the Sublease to the
      -------------------
Trustee substantially in the form of Exhibit G 2.2(b)(vi) to the Participation
                                     --------------------
Agreement.

     "Sublease Grant" shall have the meaning assigned to such term in Section
      --------------                                                  -------
5.2 of the Master Lease.
- ---

     "Sublessee" shall mean MGM Grand Hotel, Inc., a Nevada corporation.
      ---------

     "Subsidiary" shall mean any corporation, association, partnership, joint
      ----------
venture or other business entity more than 50% (by number of votes) of the stock of any class or classes (or equivalent interests) of which is at the time owned by the Lessee, Sublessee or Guarantor or by one or more Subsidiaries of the Lessee, Sublessee or Guarantor or by the Lessee, Sublessee or Guarantor and one or more Subsidiaries of the Lessee, Sublessee or Guarantor, if the holders of the stock of such class or classes (or equivalent interest) (a) are ordinarily, in the absence of contingencies, entitled to vote for the election of a majority of the directors (or Persons performing similar functions) of such business entity, even though the right so to vote has been suspended by the happening of such a contingency, or (b) are at the time entitled, as such holders, to vote for the election of the majority of the directors (or Persons performing similar functions) of such business entity, whether or not the right so to vote exists by reason of the happening of a contingency.

     "Substituted Item" shall mean the item of Equipment to be released from the
      ----------------
Lease pursuant to a Replacement Notice.

     "Supplemental Trust Agreement" shall mean any supplement to the Trust
      ----------------------------
Agreement entered into in accordance with the provisions of the Trust Agreement.

     "Swap Agreement(s)" shall mean any interest rate swap agreement, interest
      -----------------
rate cap agreement and/or interest rate collar agreement entered into on or about the Effective Date by a Certificate Holder in respect of such Certificate Holder's Certificate or by The Industrial Bank of Japan, Limited, Los Angeles Agency in respect of the nonrecourse loan made to the MGM Trust No. 2.

     "Tax Allocation Agreement" shall mean the Tax Sharing Agreement dated as of
      ------------------------
December 31, 1988 by and among Guarantor and the subsidiaries of Guarantor that are includable in the consolidated federal income tax return of Guarantor's consolidated group for the taxable year ended December 31, 1988, as such Tax Sharing Agreement has been amended from time to time, including without limitation pursuant to addenda executed by Sublessee and MGM Finance.

     "Termination Date" shall mean the date the Master Lease Term or Renewal
      ----------------
Term ends pursuant to Article VIII of the Master Lease relating to termination as a result of an Event of Default, Article X of the Master Lease relating to
                                    ---------
early termination or Section 11.1 of the Master Lease relating to the exercise
                     ------------
of the Fixed Price Purchase Option or Sale Option or the Casualty Settlement
Date.

     "Termination of Construction Period" shall mean that date by which (a) a
      ----------------------------------
temporary certificate of occupancy has been issued for the Hotel by the Clark County, Nevada Building Department; (b) a Notice of Completion for the Hotel has been duly recorded; (c) all materialmen's claims, mechanics' liens or other Liens or claims for Liens directly related to the Equipment (other than Permitted Liens) have been paid or satisfactory provisions have been made for such payment; (d) an Officers' Certificate has been delivered to the Trustee certifying that substantially all guest rooms in the Hotel are open and available for hire by the public; (e) certificates have been delivered by the Lessee or Sublessee, the project architect(s) and the project manager(s), as appropriate, to the Trustee certifying that the Hotel has been substantially completed in accordance with the plans therefor and all applicable building laws, ordinances and regulations; and (f) the Hotel is in a condition (including installation of fixtures, furnishings and equipment) to receive guests in the ordinary course of business. For the purposes of the preceding sentence, satisfactory provision for payment of claims, Liens and claims for Liens shall be deemed to have been made if a bond, escrow or trust account for payment has been established with an independent third party satisfactory to the Trustee in an amount at least equal to the total of such outstanding claims, Liens and claims for Liens.

     "The Industrial Bank of Japan, Limited, Los Angeles Agency" shall mean the
      ---------------------------------------------------------
Japanese corporation by such name which is making a nonrecourse loan secured by a Class A-1 Certificate to MGM Trust No. 2, a Certificate Purchaser.

     "Total Recourse Amount" shall have the meaning assigned to such term in
      ---------------------
Section 11.1(c) of the Master Lease.
- ---------------

     "Transaction Costs" shall mean
      -----------------

     (i) the reasonable fees and expenses of Mayer, Brown & Platt;

          (ii) the reasonable fees and expenses of BofA and BA Leasing & Capital Corporation, including the reasonable fees and expenses of their respective internal counsel;

          (iii) the reasonable fees of Coudert Brothers, not to exceed $15,000, and reasonable disbursements;

          (iv)  the reasonable fees and expenses of Nagashima & Ohno;

          (v)  the initial fees of the Trustee;

          (vi) all costs of searching and perfecting a first priority security interest in the Equipment;

          (vii)  the placement fee of BofA; and

          (viii)  the reasonable fees and expenses of Dorsey & Whitney.

     "Transfer" shall mean a transaction described in Section 6.2(a)(ii)(B) of
      --------                                        ---------------------
the Participation Agreement.

     "Trust" shall have the meaning assigned to such term in Section 2.1 of the
      -----                                                  -----------
Trust Agreement.

     "Trust Agreement" shall mean that Trust Agreement, dated as of the
      ---------------
Effective Date, between Lessee, as grantor, and Trustee, as trustee creating the MGM Equipment Trust 1993-1 as the same may be modified, amended or supplemented from time to time pursuant to the applicable provisions thereof.

     "Trust Claim" shall have the meaning assigned to such term in Section 3.1
      -----------                                                  -----------
of the Trust Agreement.

     "Trust Estate" shall mean the estate created by the Trust Agreement and
      ------------
described in Section 2.4 thereof.
             -----------

     "Trustee" shall mean Norwest Bank Minnesota, National Association, a
      -------
national banking association.

     "Trustee Indemnified Person" shall have the meaning assigned to such term
      --------------------------
in Section 3.1 of the Trust Agreement.
   -----------

       "Uniform Customs" shall have the meaning assigned to such term in the
       ----------------
Letter of Credit.

     "U.C.C." shall mean the Uniform Commercial Code, as in effect from time to
      ------
time in the State of Nevada.

     "Welfare Plan" shall mean, with respect to any Person, a "welfare plan" as
      ------------
such term is defined in section 3(1) of ERISA to which such Person or any Related Person to such Person may have any liability or contingent liability.

                                   EXHIBIT A
                                       TO
                            PARTICIPATION AGREEMENT
                          (MGM Equipment Trust 1993-1)

                                    FORM OF
                                TRUST AGREEMENT

                                                                 MGM Trust No. 2



                                TRUST AGREEMENT


     THIS TRUST AGREEMENT (this "Trust Agreement"), dated as of November 9,
                                 ---------------
1993, is between Security Pacific Leasing Corporation, a Delaware corporation ("Settlor"), and First Security Bank of Utah, National Association, a national
- ---------
banking association, not in its individual capacity, except as otherwise provided herein, but solely as trustee hereunder ("Trustee").
                                                   -------


                                R E C I T A L S:
                                ---------------

     A. Pursuant to that certain Participation Agreement dated as of November 9, 1993 among MGM Grand Hotel, Inc., Grand Equipment, Inc., MGM Grand Inc., Norwest Bank Minnesota, National Association and the Persons listed on Schedule I thereto (the "Participation Agreement"), MGM Trust No. 2 (as more particularly
                -----------------------
described herein, the "Trust") will become the registered owner of a Class A-1
                       -----
Certificate (the "Certificate").  All capitalized terms used herein without
                  -----------
definition shall have the meanings assigned to such terms in the Participation Agreement.

     B.   The Industrial Bank of Japan, Limited, Los Angeles Agency (the "Trust
                                                                          -----
Lender") has agreed to make a nonrecourse secured loan (the "Loan") to the Trust
- ------                                                       ----
for the purpose of the acquisition by the Trust of the Certificate.

     C. To secure repayment of and as a condition precedent to the making of the Loan, the Trust shall pledge the Certificate to the Trust Lender.

     NOW, THEREFORE, in consideration of the mutual terms, conditions and covenants contained herein, the parties hereto agree as follows:


                                   ARTICLE I

                   AUTHORITY TO EXECUTE AND PERFORM DOCUMENTS
                   ------------------------------------------

     Settlor hereby authorizes and directs Trustee, not in its individual capacity but solely on behalf of the Trust, except as otherwise expressly provided herein:

     (a)  To execute and deliver a note and pledge agreement (the "Note and
                                                                   --------
Pledge Agreement"), substantially in the form of Exhibit A hereto;
- ----------------                                 ---------

     (b) To execute and deliver any assignment, pledge or security agreement, and any accompanying financing statements, necessary to perfect the security interest of the Trust Lender against the Trust Estate (as hereinafter defined);

     (c) To execute and deliver the Participation Agreement, substantially in the form of Exhibit B hereto;
            ---------

     (d) To purchase the Certificate for Ten Million Dollars ($10,000,000) with the proceeds of the Loan made by the Trust Lender;

     (e) To deliver possession of the Certificate to the Trust Lender in accordance with the terms and conditions of the Note and Pledge Agreement; and

     (f) To accept and acknowledge the Designee Letter substantially in the form of Exhibit C hereto.
        ---------

     The Note and Pledge Agreement, the Participation Agreement, the Designee Letter and the Certificate are hereinafter sometimes called the "Operative
                                                                 ---------
Documents."  The estate, right, title and interest of Trustee in and to the
- ---------
Certificate and any proceeds therefrom and all other amounts payable to Trustee under the Certificate are hereinafter referred to for purposes of this Trust Agreement as the "Trust Estate."
                  ------------


                                   ARTICLE II

                        DECLARATION OF TRUST BY TRUSTEE
                        -------------------------------

     Trustee hereby declares that it will hold all its estate, right, title and interest in the properties which are part of the Trust Estate upon the trust and for the use and benefit of Settlor, subject, however, to the Operative Documents.


                                  ARTICLE III

                     RECEIPT, DISTRIBUTION AND APPLICATION
                        OF INCOME FROM THE TRUST ESTATE
                        -------------------------------

     All payments from the Trust Estate shall be distributed by Trustee as follows:

     (a) first, so much of such payments as shall be required to pay or reimburse Trustee for amounts due to it (or any successor trustee appointed pursuant to the provisions hereof) pursuant to the provisions hereof shall be retained by it; and

     (b) second, the remainder of such payment shall promptly be distributed by wire transfer to Grand Equipment, Inc., a Delaware corporation.


                                   ARTICLE IV

                               DUTIES OF TRUSTEE
                               -----------------

     Section 4.1.    Notice of Event of Default.
                     --------------------------

     In the event Trustee shall have knowledge of an Event of Default under any of the Operative Agreements, Trustee shall give prompt written notice of such Event of Default to the Settlor and the Trust Lender by first-class mail, postage prepaid, unless such Event of Default shall have been remedied before the giving of such notice. Subject to the terms of Section 4.3 hereof, Trustee
                                                    -----------
shall take such action, or refrain from taking such action, with respect to an Event of Default as Trustee shall be instructed in writing by Settlor or its designee pursuant to Section 4.2 hereof. If Trustee shall not have received
                     -----------
instructions as provided above within twenty days after mailing notice of such Event of Default to the Trust Lender and Settlor, Trustee may, subject to instructions subsequently received pursuant to the preceding sentence (it being understood that such subsequent instructions shall not invalidate actions of Trustee taken hereunder prior to the receipt of such subsequent instructions), take such action, or refrain from taking such action, but shall be under no duty to, and shall have no liability for its failure or refusal to, take or refrain from taking any action with respect to such Event of Default as it shall deem advisable and in the best interests of the Trust Lender. For all purposes of this Trust Agreement, in the absence of actual knowledge, which shall mean actual knowledge by an officer in the Corporate Trust Department of Trustee, Trustee shall not be deemed to have knowledge of an Event of Default unless notified in writing by Settlor, or by any other party to the transaction contemplated hereby.

     Section 4.2.    Action Upon Instructions.
                     ------------------------

     Subject to the terms of Sections 4.1 and 4.3 hereof, upon the written
                             ------------     ---
instructions at any time and from time to time of the Settlor or its designee, Trustee will take such of the following actions as may be specified in such instructions:

             (i) Give such notice or direction, or exercise such right, remedy or power hereunder or under the Note and Pledge Agreement or in respect of all or any part of the Trust Estate, or take such action as shall be specified in such instruction;

             (ii) Take such action to preserve or protect the Trust Estate (including the discharge of liens or encumbrances);

             (iii) Approve as satisfactory to it all matters required by the terms of this Trust Agreement or any Operative Document to be satisfactory to Trustee, it being understood that without the written instructions of the Settlor or its designee, Trustee shall not approve any such matter as satisfactory to it; and

             (iv) Take any other action as instructed by Settlor or its designee.

     Section 4.3.   Indemnification.
                    ---------------

     Trustee shall not be required to take any action or refrain from taking any action under Section 4.1 or 4.2 hereof unless Trustee shall have been
             -----------    ---
indemnified by Settlor or another person satisfactory to Trustee, in manner and form satisfactory to Trustee, against any liability, cost or expense (including attorneys' fees) which may be incurred in connection therewith; and if Settlor shall have directed Trustee to take any such action or refrain from taking any action, Settlor agrees to furnish or cause to be furnished such indemnity as shall be required. Trustee shall not be required to take any action under
Section 4.1 or 4.2 hereof, nor shall any other provision of this Trust Agreement
- -----------    ---
be deemed to impose a duty on Trustee to take any action, if Trustee shall have been advised by legal counsel (not an employee of Trustee) that such action is contrary to the terms hereof or of any of the documents contemplated hereby to which Trustee is a party or is otherwise contrary to law.

     Section 4.4.   No Duties Except as Specified in Trust Agreement or
                    ---------------------------------------------------
                    Instructions.
                    ------------

     Trustee shall not have any duty or obligation to manage, control, use, sell, dispose of or otherwise deal with the Trust Estate or otherwise to take or refrain from taking any action under, or in connection with, any of the documents contemplated hereby to which Trustee is a party except as expressly provided by the terms of this Trust Agreement or as expressly provided in written instructions from Settlor or its designee received pursuant to the terms of Section 4.1 or 4.2 hereof; and no implied duties or obligations shall be read
   -----------    ---
into this Trust

Agreement against Trustee. Trustee, nevertheless, covenants that it will, in its individual capacity and at its own cost and expense, promptly take such action as may be necessary to discharge any liens or encumbrances on any part of the Trust Estate which result from claims against the Trust Estate not related or connected to the Trust Estate or the administration of the Trust Estate or any other transaction pursuant to this Trust Agreement or any Operative Document ("Trustee Lien").
  ------------

     Section 4.5.   No Action Except Under Specified Documents or Instructions.
                    ----------------------------------------------------------

     Trustee agrees that it will not manage, control, use, sell, dispose of or otherwise deal with any part of the Trust Estate except:

     (a)  As required by the terms of the Operative Documents;

     (b) In accordance with the powers granted to, or the authority conferred upon, Trustee pursuant to this Trust Agreement; or

     (c) In accordance with the express terms hereof or with written instructions from Settlor or its designee pursuant to Section 4.1 or 4.2 hereof.
                                                      -----------    ---


                                   ARTICLE V

                                    TRUSTEE
                                    -------

     Section 5.1.   Acceptance of Trusts and Duties.
                    -------------------------------

     Trustee accepts the Trust hereby created and agrees to perform the same but only upon the terms of this Trust Agreement. Trustee also agrees to receive and disburse all moneys actually received by it constituting part of the Trust Estate upon the terms of this Trust Agreement. Trustee shall not be answerable or accountable under any circumstances, except for its own willful misconduct or negligence or the consequences of the breach by Trustee of any warranties, representations or covenants made or undertaken by it in its individual capacity pursuant hereto.

     Section 5.2.   Absence of Duties.
                    -----------------

     Except in accordance with written instructions furnished pursuant to
Section 4.1 or 4.2 hereof and except as provided in, and without limiting the
- -----------    ---
generality of, Section 4.4 hereof, Trustee shall have no duty:
               -----------

             (i) To see to any recording or filing of any Operative Document or this Trust Agreement or any filing or recording of any document relating thereto, or to see to the maintenance of any such recording or filing;

             (ii) To see to any insurance or to effect or maintain any such insurance; or

             (iii) To see to the payment or discharge of any tax, assessment or other governmental charge or any lien or encumbrance of any kind owing with respect to, or assessed or levied against, any part of the Trust Estate except a Trustee Lien.

     Section 5.3.   No Segregation of Moneys; No Interest.
                    -------------------------------------

     Except as otherwise provided herein, moneys received by Trustee hereunder constitute trust funds but need not be segregated in any manner except to the extent required by law, and may be deposited under such general conditions as may be prescribed by law in the general banking department of Trustee, and Trustee shall not be liable for any interest thereon.

     Section 5.4.   Reliance; Agent; Advice of Counsel.
                    ----------------------------------

     Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. Trustee may accept a copy of a resolution of the Board of Directors of Settlor or its designee, certified by the Secretary or an Assistant Secretary thereof as duly adopted and in full force and effect, as conclusive evidence that such resolution has been duly adopted by said Board, and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically described herein, Trustee may for all purposes hereof rely on a certificate, signed by the President or by any Executive Vice President or an Assistant Treasurer or the Secretary or an Assistant Secretary of any party to the Operative Documents, as to such fact or matter, and such certificates shall constitute full protection to Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon. In the administration of the Trust hereunder, Trustee may exercise any of the trusts or powers hereof and perform its powers and duties hereunder directly or through agents or attorneys and may, upon prior written notice to Settlor and the Trust Lender and at the expense of the Trust Estate, in good faith consult with counsel, accountants and other skilled persons to be selected and employed by it, and Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel or accountants.

     Section 5.5.   Not Acting in Individual Capacity.
                    ---------------------------------

     Except to the extent otherwise specifically provided herein, Trustee acts solely as trustee hereunder and not in its individual capacity, and all persons having any claim against Trustee by reason of the transactions contemplated hereby shall look only to the Trust Estate for payment or satisfaction thereof, except to the extent provided in the last sentence of Section 5.1 hereof.
                                                      -----------


                                   ARTICLE VI

                              TERMINATION OF TRUST
                              --------------------

     Section 6.1.   Termination of Trust.
                    --------------------

     This Trust Agreement and the Trust created hereby shall terminate and the Trust Estate shall be distributed pursuant to Article III hereof, and this Trust
                                              -----------
Agreement shall be of no further force or effect, upon the earlier of:

             (i) The indefeasible payment in full in cash of all obligations owing to the Trustee arising out of the Certificate;

             (ii) Written notice from Settlor that this Trust is to be terminated; or

             (iii) Twenty-one (21) years less one (1) day after the death of the last survivor of all of the descendants living on the date hereof of John D., Laurance S., David or Abby G. Rockefeller, children of John D. Rockefeller, Jr.

Any Trust assets governed by a statute or rule of law under which such assets cannot validly remain in trust until the date prescribed above shall be distributed on the last day on which such assets can validly remain in trust.


                                  ARTICLE VII

                            SUCCESSOR OWNER TRUSTEE
                            -----------------------

     Section 7.1.   Resignation or Removal.
                    ----------------------

     Trustee or any successor Trustee may resign at any time without cause by giving at least thirty (30) days' prior written notice to Settlor, such resignation to be effective upon the appointment of a successor Trustee and the acceptance of such appointment. In addition, Settlor may at any time remove Trustee without cause by an instrument in writing delivered to Trustee. Such removal shall be effective upon the appointment of a successor Trustee and the acceptance of such appointment. In the case of resignation or removal of Trustee, Settlor may appoint a successor Trustee by an instrument or instruments signed by Settlor. If a successor Trustee shall not have been appointed or, if appointed, shall not have accepted such appointment within thirty (30) days after resignation or removal as hereinbefore provided, Trustee or Settlor may apply to any court of competent jurisdiction to appoint a successor Trustee to act until such time, if any, as a successor shall have been appointed by Settlor as above provided. A successor Trustee hereunder shall be deemed the "Trustee" for all purposes hereof, and each reference herein to Trustee shall thereafter be deemed a reference to such successor.

     Section 7.2.   Appointment Procedures.
                    ----------------------

     Any successor Trustee, whether appointed by a court or by Settlor, shall execute and deliver to the predecessor Trustee an instrument accepting such appointment, and thereupon such successor Trustee, without further act, shall become vested with all the estates, properties, rights, powers, duties and trusts of the predecessor Trustee hereunder in the trusts hereunder with like effect as if originally named Trustee herein. Upon the written request of the successor Trustee, the predecessor Trustee shall execute and deliver an instrument transferring to such successor Trustee, upon the trust herein expressed, all the estates, properties, rights, powers, duties and trusts of such predecessor Trustee.

     Section 7.3.   Qualifications of Successor Trustee.
                    -----------------------------------

     No successor Trustee shall be appointed as such unless:

             (i) such successor Trustee is a bank or trust company having its principal place of business in the United States, and having a combined capital and surplus of at least One Hundred Million Dollars ($100,000,000); and

             (ii) such successor Trustee shall have entered into an agreement, in form and substance reasonably satisfactory to Settlor whereby such successor Trustee confirms that it shall be deemed a party to this Trust Agreement, the Participation Agreement, the Certificate and the Note and Pledge Agreement and agrees to be bound by all the terms hereof and thereof applicable to Trustee.

     Section 7.4.   Merger or Consolidation of Trustee.
                    ----------------------------------

     Any corporation into which Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which Trustee shall be a party, or any corporation to which substantially all the business of Trustee may be transferred, shall, subject to the limitations of Section 7.3, be Trustee under this Trust Agreement without further act.


                                  ARTICLE VIII

                           SUPPLEMENTS AND AMENDMENTS
                  TO THIS TRUST AGREEMENT AND OTHER DOCUMENTS
                  -------------------------------------------

     Section 8.1.   Supplements and Amendments Upon Instructions of Settlor;
                    --------------------------------------------------------
                    Limitations.
                    -----------

     At any time and from time to time, upon the written request of Settlor or its designee, Trustee shall execute a supplement hereto or to any Operative Document or any other document or agreement affecting the rights of Trustee for the purposes of adding provisions to, or changing or eliminating provisions of, this Trust Agreement, such Operative Document or such other agreement as specified in such request.

     Section 8.2.   Trustee Protected.
                    -----------------

     If in the opinion of Trustee any document required to be executed pursuant to the terms of Section 8.1 hereof adversely affects any right, immunity or
                -----------
indemnity in favor of Trustee under this Trust Agreement or any Operative Document or any of the documents contemplated hereby or thereby to which Trustee is a party, or would cause or result in any conflict with or breach of any terms, conditions or provisions of, or default under, the articles of association, as amended, or bylaws, as amended, of Trustee, or any of such documents contemplated hereby to which Trustee is a party, Trustee may, in its sole discretion, decline to execute such document.

     Section 8.3.   Request of Substance, Not Form.
                    ------------------------------

     It shall not be necessary for any written request of Settlor or its designee furnished pursuant to Section 8.1 hereof to specify the particular form
                               -----------
of the proposed documents to be executed pursuant to said Section 8.1, but it
                                                          -----------
shall be sufficient if such request shall indicate the substance thereof.

     Section 8.4.   Documents Mailed to Holders.
                    ---------------------------

     Promptly after the execution by Trustee of any document entered into pursuant to Section 8.1 hereof, Trustee shall mail, by first-class mail, postage
            -----------
prepaid, a conformed copy thereof to Settlor or its designee, but the failure of Trustee to mail such conformed copies shall not impair or affect the validity of such document. Promptly after the receipt by Trustee of any other document, notice or other information regarding the Trust or the Trust Estate, Trustee shall deliver such document, notice or information to Settlor or its designee, as the case may be.

     Section 8.5.   Performance of Other Agreements.
                    -------------------------------

     Notwithstanding any other provision in this Trust Agreement, no consent of Settlor or its designee shall be required to enable Trustee to perform the applicable provisions of the Participation Agreement or the Certificate in accordance with the terms thereof.


                                   ARTICLE IX

                                 MISCELLANEOUS
                                 -------------

     Section 9.1.   No Legal Title to Trust Estate in Settlor.
                    -----------------------------------------

     Settlor shall have no legal title to any part of the Trust Estate. No transfer, by operation or law or otherwise, of the right, title and interest of Settlor in and to the Trust Estate or hereunder shall operate to terminate this Trust Agreement or the trusts hereunder or entitle any successor or transferee of Settlor to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

     Section 9.2.   Limitations on Rights of Others.
                    -------------------------------

     Nothing in this Trust Agreement, whether express or implied, shall be construed to give to any person other than Trustee and Settlor any legal or equitable right, remedy or claim under or in respect of this Trust Agreement or any covenants, conditions or provisions contained herein. All such covenants, conditions and provisions are, and shall be held to be, for the sole and exclusive benefit of Settlor.

     Section 9.3.   Notices.
                    -------

     All notices provided for herein shall be in writing and shall be deemed to have been given (unless otherwise required by the specific provisions hereof in respect of any matter) when delivered personally or after being deposited in the United

States mail, certified (return receipt request), postage prepaid, addressed as follows and received, as evidenced by the signature of the addressee on the return receipt therefor:

     If to Settlor:
     -------------

          Security Pacific Leasing Corporation
          Four Embarcadero Center, 12th Floor
          San Francisco, California  94111

          Attention:  Ms. Sara L. Fitch

     If to the Trust Lender:
     ----------------------

          The Industrial Bank of Japan, Limited,
             Los Angeles Agency
          350 South Grand Avenue, Suite 1500
          Los Angeles, California  90071

          Attention:  Mr. Vicente L. Timiraos

     If to Trustee:
     -------------

          First Security Bank of Utah, National Association
          Corporate Trust Department
          79 South Main Street
          Salt Lake City, Utah  84111

          Attention:  Mr. Greg A. Hawley

or to Settlor, the Trust Lender or Trustee at such other address as Settlor, the Trust Lender or Trustee may designate by notice duly given in accordance with this Section 9.3.
     -----------

     Section 9.4.   Severability.
                    ------------

     Any provision of this Trust Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 9.5.   Separate Counterparts.
                    ---------------------

     This Trust Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 9.6.   Successor and Assigns.
                    ---------------------

     All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, Trustee and its successors and assigns and to Settlor and its successors and its assigns. Any request, notice, direction, consent, waiver or other instrument or action by Settlor shall bind its successors and assigns.

     Section 9.7.   Transfer of Settlor's Interest.
                    ------------------------------

     Settlor shall not be entitled to assign, convey or otherwise transfer any of its right, title or interest in and to this Trust Agreement or the Trust Estate.

     Section 9.8.   Headings.
                    --------

     The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     Section 9.9.   Limitation on Settlor's Liability.
                    ---------------------------------

     Settlor shall not have any liability for the performance or failure of performance of the obligations of Trustee under this Trust Agreement.

     Section 9.10.  Written Changes, Waivers, Discharges or Terminations.
                    ----------------------------------------------------

     No term or provisions of this Trust Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party or other person against whom enforcement of the change, waiver, discharge or termination is sought which modification, waiver, discharge or termination shall be subject to the approval of the Trust Lender so long as any amounts are owing under the Note and Pledge Agreement; and any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given.

     Section 9.11.  Governing Law.
                    -------------

     This Trust Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of California, including all matters of construction, validity and performance.

     Section 9.12.  Identification of Trust.
                    -----------------------

     This Trust may for convenience be referred to as the "MGM Trust No. 2."

     IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

SECURITY PACIFIC                        FIRST SECURITY BANK OF UTAH,
  LEASING CORPORATION                     NATIONAL ASSOCIATION
"Settlor"                               "Trustee"


By:_____________________________        By:___________________________
Name:___________________________        Name:_________________________
Title:__________________________        Title:________________________

                                    EXHIBIT B
                                       TO
                            PARTICIPATION AGREEMENT
                          (MGM Equipment Trust 1993-1)

                                    FORM OF
                                 MASTER LEASE

                                   EXHIBIT B

                                       TO

                            PARTICIPATION AGREEMENT

                           MGM EQUIPMENT TRUST 1993-1



                                  MASTER LEASE

                         Dated as of November __, 1993


                                    between


                             GRAND EQUIPMENT, INC.,

                                   as Lessee


                                      and


                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                    not individually, but solely as Trustee,

                                   as Lessor,

                             TABLE OF CONTENTS

                                                          PAGE
                                                          ----
ARTICLE I       DELIVERY AND ACCEPTANCE...................   1

   1.1.         Acceptance and Master Lease of Equipment..   1
   1.2.         Acceptance Procedure......................   2

ARTICLE II      LEASE TERM................................   3

   2.1.         Interim and Base Periods..................   3
   2.2.         Master Lease Commencement Date............   3
   2.3.         Master Lease Renewal......................   3

ARTICLE III     RENT; OTHER ECONOMIC PROVISIONS...........   3

   3.1.         Rent Payments.............................   3
   3.2.         Place and Manner of Payment...............   4
   3.3.         Net Lease.................................   4
   3.4.         Integrated Transaction....................   5

ARTICLE IV      WARRANTIES................................   5

   4.1.         Warranty Disclaimer.......................   5
   4.2.         Assignment of Warranties..................   5

ARTICLE V       POSSESSION, ASSIGNMENT, SUBLEASE, USE AND
                 MAINTENANCE OF EQUIPMENT.................   6

   5.1.         Restriction on Lessee's Possession and Use   6
   5.2.         Sublease..................................   6
   5.3.         Maintenance...............................   6
   5.4.         Replacement and Substitution..............   7
   5.5.         Alterations, Modifications and Additions;
                Removable Parts...........................   8
   5.6.         Labelling of Equipment....................  10
   5.7.         Inspection of Collateral..................  10

ARTICLE VI      RISK OF LOSS; REPLACEMENT; WAIVER AND
                 INDEMNITY................................  10

   6.1.         Casualty..................................  10
   6.2.         Partial Casualty..........................  11
   6.3.         Partial Casualty Proceeds.................  11

ARTICLE VII     INSURANCE.................................  12

   7.1.         Required Coverages........................  12
   7.2.         Delivery of Insurance Certificates........  14

                                                            Page
                                                            ----
ARTICLE VIII    DEFAULT...................................   14

   8.1.         Event of Default..........................   14
   8.2.         Remedies                                     18
   8.3.         Proceeds of Sale; Deficiency..............   19
   8.4.         Right to Perform Lessee's Agreements......   19

ARTICLE IX      RETURN OF EQUIPMENT.......................   19

ARTICLE X       EARLY TERMINATION.........................   20

ARTICLE XI      LEASE TERMINATION.........................   20

   11.1.        Lessee's Options..........................   20
   11.2.        Election of Options.......................   22
   11.3.        Sale Option Procedures....................   22

ARTICLE XI      ASSIGNMENTS...............................   23

   12.1.        Assignment by Lessor......................   23
   12.2.        Assignment by Lessee......................   23

ARTICLE XIII    OWNERSHIP, GRANT OF SECURITY INTEREST AND
                FURTHER ASSURANCES........................   24

   13.1.        Grant of Security Interest................   24
   13.2.        Retention of Title or Proceeds in the Case
                of Default................................   25

ARTICLE XIV     EFFECT OF WAIVER..........................   25

ARTICLE XV      SURVIVAL OF COVENANTS.....................   25

ARTICLE XVI     APPLICABLE LAW............................   26

ARTICLE XVII    EFFECT AND MODIFICATION OF MASTER LEASE...   26

ARTICLE XVII    NOTICES...................................   26

ARTICLE XIX     COUNTERPARTS..............................   27

ARTICLE XX      SEVERABILITY..............................   27

ARTICLE XXI     SUCCESSORS AND ASSIGNS; MERGER............   27

   21.1.        Successors and Assigns....................   27
   21.2.        Merger....................................   27

ARTICLE XXII    BROKERS...................................   27

ARTICLE XXIII   JURY TRIAL................................   28

^
ARTICLE XXIV   CAPTIONS; TABLE OF CONTENTS...............   28

ARTICLE XXV    FINAL AGREEMENT...........................   28

ARTICLE XXVI   TIMELINESS OF PERFORMANCE.................   29

Schedule I   -  Applicable Percentage
Schedule II  -  Class I Equipment
Schedule III -  Class II Equipment
||

                                  MASTER LEASE
                                  ------------



     This MASTER LEASE (as amended, modified, restated or supplemented from time to time, this "Master Lease") dated as of November __, 1993 is between Grand
               ------------
Equipment, Inc., a Delaware corporation ("Lessee"), with its principal office at
                                          ------
3155 W. Harmon Ave., Las Vegas, Nevada 89103, and Norwest Bank Minnesota, National Association, not in its individual capacity, but solely in its capacity as trustee under the Trust Agreement ("Lessor").
                                       ------


     WHEREAS, pursuant to the terms and conditions set forth herein and in that certain Participation Agreement, dated as of November 9, 1993, (the

"Participation Agreement") among MGM Grand, Inc., a Delaware corporation
- ------------------------
("Guarantor"), Lessee, MGM Grand Hotel, Inc., a Nevada corporation
- -----------
("Sublessee"), the persons named on Schedule I thereto, and Lessor, Lessor and
  ---------
Lessee have agreed that Lessor will lease to Lessee and Lessee will lease from Lessor certain personal property described in Certificates of Acceptance and Certificates of Possession and replacements thereto.

     AND WHEREAS, capitalized terms used but not otherwise defined herein (including those used in the foregoing recitals) shall have the meanings specified in Schedule X to the Participation Agreement, unless the context otherwise requires.

     AND WHEREAS, to secure Lessee's obligations under this Master Lease and the other Operative Agreements, Lessee will grant to Lessor on behalf of itself and the Certificate Holders a security interest in the Collateral.

     NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE I

                            DELIVERY AND ACCEPTANCE

     Section 1.1.  Acceptance and Lease of Equipment.  On the Effective Date and
                   ---------------------------------
each Delivery Date, Lessor, subject to the satisfaction or waiver of the applicable conditions set forth in Article II or Section 3.1 of the
                                   ----------    -----------
Participation Agreement, hereby agrees to accept delivery on such Effective Date or Delivery Date of the items of Equipment subject to such Closing or identified on a Certificate of Acceptance on such Delivery Date pursuant to the terms of the Participation Agreement and simultaneously to lease such items of Equipment to the Lessee hereunder, and the Lessee, subject to satisfaction or waiver of the applicable conditions set forth in the Participation Agreement, hereby agrees, expressly for the direct benefit of the Lessor and the Certificate Holders, to lease on such Effective Date or Delivery Date from the Lessor hereunder, such items of Equipment for the Master Lease Term. Lessor and Lessee acknowledge that certain Items of Equipment identified in Schedule II hereto ("Class I Equipment") that will become subject to the
   -----------          -----------------
terms and conditions of this Master Lease on the Effective Date will not be operational as of such date. The obligations of Lessee to place in service all of the Class I Equipment are set forth in the Participation Agreement. In addition, as of the Effective Date, the Items of Equipment identified on

Schedule III hereto (the "Class II Equipment") will not have been delivered by
- ------------              ------------------
the Manufacturer to the Hotel. Upon delivery and acceptance by Lessee of any item of Class II Equipment in accordance with Section 1.2, such item shall
                                              -----------
become subject to all of the terms and conditions of this Master Lease. The obligations of Lessee with respect to Class II Equipment are set forth in the Participation Agreement. Lessee's obligation to pay Rent and all other sums under this Master Lease shall not be diminished as a result of the Class I Equipment not being operational as of the Effective Date or at any time thereafter or of the Class II Equipment not having been accepted and subject to this Master Lease as of the Effective Date or any time thereafter.

     Section 1.2.  Acceptance Procedure.  Lessor hereby authorizes one or more
                   --------------------
employees of Sublessee, to be designated by the Sublessee, as the authorized representative or representatives of the Lessor to accept delivery of the Equipment on the Effective Date and each Delivery Date. Lessee hereby agrees that such acceptance of delivery by such authorized representative or representatives on behalf of Lessor shall, without further act, irrevocably constitute acceptance by Lessee of all of the terms and conditions of this Master Lease with respect to items of Equipment delivered on each Delivery Date. Sublessee's acceptance of the items of Equipment to be accepted on the Effective Date shall be evidenced by a Certificate of Acceptance or Certificate of Possession (with respect to Class I Equipment) and on each Delivery Date thereafter with respect to the Class II Equipment by a Certificate of Acceptance, in each case executed by Sublessee and Lessee and delivered to Lessor. In addition, no later than 240 days after the Document Closing Date, Sublessee shall deliver to Lessor one or more Certificates of Acceptance covering all Class II Equipment.

                                 ARTICLE II

                                   LEASE TERM

          Section 2.1.  Interim and Base Periods.  Unless earlier terminated,
                        ------------------------
the term of this Master Lease (the "Master Lease Term") shall consist of an
                                    -----------------
interim period commencing on and including the Effective Date and ending on but not including the Lease Commencement Date (the "Interim Period") and a base
                                                --------------
period, commencing on and including the Lease Commencement Date and ending on but not including the third anniversary thereof (the "Base Period").
                                                      -----------

          Section 2.2.  Master Lease Commencement Date.  The lease commencement
                        ------------------------------
date shall be on December 31, 1993 (the "Lease Commencement Date").
                                         -----------------------

          Section 2.3.  Master Lease Renewal.  Lessee may elect to renew this
                        --------------------
Master Lease for up to two successive one-year renewal terms (each, a "Renewal
                                                                       -------
Term") as provided in Article XI hereof.
- ----                  ----------


                                  ARTICLE III

                        RENT; OTHER ECONOMIC PROVISIONS

          Section 3.1.  Rent Payments.  For the Master Lease Term and each
                        -------------
Renewal Term, Lessee shall pay rent to Lessor for the Equipment as follows (the "Rent"): On each date on which a payment of principal, Make-Whole Premium, if
 ----
any, yield and interest (including any interest on overdue principal and, to the extent permitted by law, yield or interest) is due and payable on one or more outstanding Certificates an amount equal to the aggregate amount of principal, Make-Whole Premium, if any, yield and interest (including interest on overdue principal and, to the extent permitted by law, yield or interest) due on such Certificates on such date, regardless of whether such date falls during or after the Master Lease Term or Renewal Terms, provided, however that no such amount
                                        --------  -------
shall be payable as Rent if it is otherwise required to be paid on such date by the Lessee pursuant to the provisions of this Master Lease and is in fact so paid; and further provided that if at the end of the Master Lease Term or
          ------- --------
Renewal Term the Sales Option has been properly elected, then a portion of the principal payable on the Class A-3 Certificates and Class B Certificates on such date equal to the amount by which the Purchase Option Exercise Amount exceeds the greater of the Applicable Percentage Amount or the Recourse Deficiency Amount shall not be payable as Rent hereunder.

          Section 3.2.  Place and Manner of Payment.  Rent and all other sums
                        ---------------------------
due Lessor hereunder shall be paid in immediately available funds to Lessor at the Corporate Trust Office, or at such other office of Lessor as it may from time to time specify to Lessee in a notice pursuant to this Master Lease. All such payments shall be received by Lessor not later than 10:00 a.m. California time, on the date due; funds received after such time shall for all purposes under the Operative Agreements be deemed to have been received by Lessor on the next succeeding Business Day.

          Section 3.3.  Net Lease.  This Master Lease is a net lease and
                        ---------
Lessee's obligation to pay all Rent, indemnity and other amounts payable hereunder shall be absolute and unconditional under any and all circumstances and, without limiting the generality of the foregoing, Lessee shall not be entitled to any abatement or reduction of Rent or any setoff against Rent, indemnity or other amount, whether arising by reason of any past, present or future claims of any nature by Lessee against Lessor or any Certificate Holder, or otherwise. Except as otherwise expressly provided herein, this Master Lease shall not terminate, nor shall the obligations of Lessee be otherwise affected:
(a) By reason of any defect in, damage to, or loss of possession or use, obsolescence or destruction, of any or all of the Equipment, however caused; or
(b) By the taking or requisitioning of any or all of the Equipment by condemnation or otherwise; or (c) By the invalidity or unenforceability or lack of due authorization by Lessor or Lessee or other infirmity of this Master Lease; or (d) By lack of power or authority of Lessor to enter into this Master Lease; or (e) By the attachment of any lien, encumbrance, security interest or other right or claim of any third party to any item of Equipment; or (f) By any prohibition or restriction of or interference with Lessee's use of any or all of the Equipment by any person or entity; or (g) By the insolvency of or the commencement by or against Lessee or Lessor of any bankruptcy, reorganization or similar proceeding; or (h) By any other cause, whether similar or dissimilar to the foregoing, any present or future law to the contrary notwithstanding; or (i) By reason of the Class I Equipment (or any item thereof) not being operational; or (j) By reason of the Class II Equipment (or any item thereof) not being delivered or otherwise not subject to this Master Lease. It is the intention of the parties that all Rent, indemnities and other amounts payable by Lessee hereunder shall be payable in all events in the manner and at the times herein provided unless Lessee's obligations in respect thereof have been terminated or modified pursuant to the express provisions of this Master Lease. To the extent permitted by applicable law, Lessee waives any and all rights which it may now have or which may at any time be conferred upon it, by statute or otherwise, to terminate, cancel, quit or surrender this Master Lease, in whole or in part, except strictly in accordance with the express terms hereof. Each rental, indemnity or other payment made by Lessee hereunder shall be final, and Lessee shall not seek to recover (except as expressly provided in this Master Lease) all or any part of such payment from Lessor for any reason whatsoever.

          Section 3.4.  Integrated Transaction.
                        ----------------------

          The transaction represented by the Operative Agreements is intended by the Participants to be one integrated transaction to provide for the secured financing of the Equipment. In furtherance thereof, all indemnities, representations, warranties, covenants and obligations of any type of the Lessee to any Participant contained in any Operative Agreement and any certificate or other document delivered in connection therewith or all amendments thereto are hereby incorporated by reference as though fully set forth herein.


                                   ARTICLE IV

                                   WARRANTIES

          Section 4.1.  Warranty Disclaimer.  LESSEE ACKNOWLEDGES AND AGREES
                        -------------------
THAT: (a) THE EQUIPMENT IS OF A SIZE, DESIGN, CAPACITY AND MANUFACTURE SELECTED BY LESSEE; (b) LESSEE IS SATISFIED THAT THE SAME IS SUITABLE FOR ITS PURPOSES;
(c) LESSOR IS NOT A MANUFACTURER THEREOF OR A DEALER IN PROPERTY OF SUCH KIND; AND (d) NEITHER LESSOR NOR THE CERTIFICATE PURCHASERS HAVE MADE OR SHALL BE DEEMED TO HAVE MADE: (i) ANY REPRESENTATION OR WARRANTY OR COVENANT WITH RESPECT TO THE TITLE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, CONDITION, QUALITY, DESCRIPTION, DURABILITY OR SUITABILITY OF ANY ITEM OF EQUIPMENT IN ANY RESPECT OR IN CONNECTION WITH OR FOR THE PURPOSES AND USES OF LESSEE OR SUBLESSEE; OR (ii) ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO ANY EQUIPMENT.

          Section 4.2.  Assignment of Warranties.  Lessor assigns to Lessee for
                        ------------------------
the benefit of the Sublessee, to the extent assignable, all of its interest, if any, in any warranties, covenants and representations of any manufacturer, producer or maker of any item of Equipment (whether or not included in the Purchase Order Assignment); provided that such assignment shall remain in effect
                            --------
only so long as no Event of Default has occurred and is continuing; and provided, further, that any action taken by Lessee by reason thereof shall be at
- --------  -------
the expense of Lessee and shall be consistent with Lessee's obligations pursuant to this Master Lease.

                                 ARTICLE V

                     POSSESSION, ASSIGNMENT, SUBLEASE, USE
                          AND MAINTENANCE OF EQUIPMENT

          Section 5.1.  Restriction on Lessee's Possession and Use.  Lessee
                        ------------------------------------------
shall not: (a) Use, operate, maintain or store any item of Equipment or any portion thereof: (i) Except in accordance with Section 5.3; or (ii) in
                                                -----------
violation in any material respect of any applicable insurance policy or law or regulation of any Authority; (b) Abandon any item of Equipment (upon such item becoming subject to this Master Lease); (c) Except as required by Section 5.2,
                                                                  -----------
sublease or assign, without the prior written consent of a Deciding Interest of Residual Certificate Holders, any item of Equipment or permit the use thereof by anyone other than Lessee or Persons acting at the direction of, or pursuant to a license or invitation granted by Lessee or Sublessee in the ordinary course of Lessee's or Sublessee's operations; (d) Except as set forth in Section 5.2,
                                                               -----------
sell, assign or transfer any of its rights hereunder or in any item of Equipment, or directly or indirectly create, incur or suffer to exist any Lien of any kind on any of its rights hereunder or in any item of Equipment, except for Permitted Liens; or (e) Except in connection with any maintenance or repair thereof, permit any item of Equipment or any Part relating to such item of Equipment to be located at any location outside the Hotel.

          Section 5.2.  Sublease.  Lessee has subleased the items of Equipment
                        --------
on each Delivery Date to the Sublessee pursuant to the terms of the Sublease. The Sublease shall be expressly subject and subordinate to this Master Lease and the Liens created hereby, and expressly prohibit any further assignment, sublease or transfer except that Sublessee has granted a security interest in its interest as "sublessee" under the Sublease (but not the Equipment subject to the Sublease) to MGM Finance under the Collaterally Assigned Documents which in turn has assigned such security interest to the Secured Lenders' Agent (the "Sublease Grant"). All of Lessee's right, title and interest in, to and under
- ---------------
the Sublease shall be pledged by Lessee to Lessor, as collateral for Lessee's obligations under the Operative Agreements, by delivery of an executed copy, marked as the sole original execution copy for U.C.C. purposes, to Lessor, and Lessee shall do any further act and execute, acknowledge, deliver, file, register and record any further documents which Lessor (pursuant to a request under Section 7.2 of the Trust Agreement) may reasonably request in order to
      -----------
create, perfect, preserve and protect Lessor's security interest in the Sublease. Lessee shall remain primarily liable hereunder for the performance of all of the terms of this Master Lease to the same extent as if such Sublease had not been entered into.

          Section 5.3.  Maintenance.  Lessee directly or through Sublessee shall
                        -----------
at its expense at all times during the term of this Master Lease: (a) Maintain, manage and monitor the Equipment in compliance in all material respects with all applicable requirements of law, Authority and/or insurance policies; (b) Maintain the Equipment (or cause the Equipment to be maintained) in as good an operating order, repair, condition and appearance as it was on the date such Equipment became subject to this Master Lease (assuming that, as of such date, the Equipment was in good operating order, repair, condition and appearance), ordinary wear and tear excepted; (c) Maintain, manage and monitor the Equipment in all material respects in accordance with the terms of all applicable contracts (including, without limitation, service contracts and insurance contracts); (d) Conduct all scheduled maintenance of the Equipment in conformity in all material respects with Sublessee's past practices and the Manufacturer's maintenance and repair guidelines for similar equipment (including, without limitation, Sublessee's maintenance program for such equipment); and (e) Cause the Equipment to continue to have at all times in all material respects the capacity and functional ability to perform, on a continuing basis (subject to normal interruption in the ordinary course of business for maintenance, inspection, service, repair and testing) and in commercial operation, the functions for which it was specifically designed. Lessee shall in any event maintain the Equipment (or cause the Equipment to be maintained) in all material respects in at least as good a condition as comparable equipment owned or leased by it, Sublessee or any of their respective Subsidiaries. Lessee will maintain or cause to be maintained and shall permit Lessor to inspect any records, logs and other materials required by any governmental authority having jurisdiction to be maintained or filed in respect of any items of Equipment.

          Section 5.4.  Replacement and Substitution.
                        ----------------------------

          (a) In the event that any Part which may from time to time be incorporated or installed in or attached to any item of Equipment becomes at any time worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever (unless such event constitutes a Casualty or Partial Casualty, in which event the provisions of Section 7.1 or 7.2 hereof shall apply),
                                      -----------    ---
     Lessee, at its own cost and expense, will promptly replace, or cause to be replaced, such Part with a replacement Part (a "Replacement Part"). In
                                                     ----------------
     addition, Lessee may, at its own cost and expense, remove in the ordinary course of maintenance, service, repair, overhaul or testing, any Part, whether or not worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use, provided that Lessee will, at its own cost and expense, replace such Part
     --------
     as promptly as is commercially reasonable. All Replacement Parts shall be free and clear of all Liens (other than Permitted Liens) and shall be in as good operating condition as, and shall have a value and utility at least equal to, the Parts replaced, assuming such replaced Parts and the Equipment were in the condition and repair required to be maintained by the terms hereof. Any Part at any time removed from any item of Equipment shall remain the property of Lessor, no matter where located, until such time as such Part shall be replaced by a Part which has been incorporated or installed in or attached to such item of Equipment and which meets the requirements for a Replacement Part specified above. Immediately upon any Replacement Part becoming incorporated or installed in or attached to any such item of Equipment as above provided, without further act: (i) Title to the replaced Part shall thereupon vest in Lessee, free and clear of all rights of Lessor, and shall no longer be deemed a Part hereunder; (ii) title to such Replacement Part shall thereupon vest in Lessor; and (iii) such Replacement Part shall become subject to this Master Lease and the security interest created hereunder and be deemed part of such item of Equipment for all purposes hereof to the same extent as the Parts incorporated or installed in or attached to such item of Equipment on the date such item of Equipment became subject to this Master Lease. No later than 45 days after the end of each fiscal quarter of the Lessee, Lessee shall deliver to Lessor a Certificate of Conveyance evidencing the conveyance by Lessee to Lessor of all Replacement Parts not previously evidenced by a Certificate of Conveyance and such other documents in respect of such Part or Parts as Lessor may reasonably request in order to confirm that title to such Part or Parts has passed to Lessor, as provided above.

          (b) Lessee may request the replacement of an item of Equipment by delivery of a Replacement Notice in the manner described in Section 4.3 of
                                                                 -----------
     the Participation Agreement. Upon the satisfaction of the conditions specified in such Section 4.3, each in form and substance satisfactory to
                       -----------
     Lessor, Lessor shall execute and deliver to Lessee a bill of sale (without representations or warranties, except that the substituted Item is free and clear of all Lessor Liens) and such other documents as may be required to release the substituted Item from the terms and scope of this Master Lease, in such form as may be reasonably requested by Lessee and are in form and substance satisfactory to the Certificate Holders, all at Lessee's expense.

     Section 5.5.   Alterations, Modifications and Additions; Removable Parts.
                    ---------------------------------------------------------

          (a) Lessee shall not remove, replace or alter any item of Equipment or affix or place any accessory, equipment or device on any item of Equipment if such removal, replacement, alteration or addition would materially impair the originally intended function or use or materially reduce the value of such item of Equipment, provided that Lessee, at its
                                                 --------
     own expense, will make, or cause to be made, any alteration, improvement, modification or addition to or in respect of any item of Equipment that may be necessary, from time to time, to comply in all material respects with any applicable law, governmental rule or regulation (including any Environmental Law) or any provision of any insurance policy required to be maintained under Section 7.1 hereof (any Parts being used to comply with
                      -----------
     this provision shall be hereafter referred to as "Mandatory Parts").
                                                       ---------------
     Lessee shall notify Lessor in advance of any proposed alteration of any item of Equipment if the cost of such alteration, in the aggregate, can reasonably be expected to exceed $250,000, or if such advance notice is not practicable, within 30 days after the completion of such alteration. All Parts affixed to or installed as a part of any item of Equipment, excluding temporary replacements, shall thereupon become subject to the security interest under this Master Lease. If no Event of Default shall exist, Lessee may remove, at its expense, any Part (other than a Mandatory Part) at any time during the term of this Master Lease (such part, a "Removable
                                                                     ---------
     Part"):  (i) Which is in addition to, and not in replacement of or
     ----
     substitution for, any Part originally incorporated or installed in or attached to an item of Equipment on the date such item became subject to this Master Lease or any Part in replacement of or substitution for any such Part originally incorporated or installed or attached to such Equipment; (ii) which is not a Mandatory Part; and (iii) which can be removed from any item of Equipment without causing damage to such Equipment or diminishing or impairing the value, utility or condition which such Equipment would have had at such time had such addition not occurred; provided that: (x) Such removal will not materially impair the value or
     --------
     use which the item of Equipment would have had at such time had such Part not been affixed or placed to or on such Equipment; and (y) such Part is not necessary for the continued normal use of such Equipment. Lessee shall repair all damage to the Equipment resulting from any alteration so as to restore any item of Equipment to the condition in which it existed prior to such alteration (ordinary wear and tear excepted). Lessor shall not have any obligation to pay for or to reimburse Lessee for any alteration permitted by this Section 5.5.
                       -----------

          (b) Title to all Parts incorporated or installed in or attached or added to any item of Equipment as the result of alterations, modifications or additions under this Section 5.5, except Removable Parts, shall, without
                          -----------
     further act, vest in Lessor in the manner provided in clause (ii) of
                                                           -----------
     Section 5.4(a) and the other applicable provisions of Section 5.4 shall
     --------------                                        -----------
     apply with respect to such Parts. Title to any Removable Parts shall not vest in Lessor, and upon the removal by Lessee of any Removable Part as provided herein, such Removable Part shall no longer be deemed part of the item of Equipment from which it was removed. Any Removable Part not removed by Lessee as provided herein prior to the end of the Master Lease Term shall become the property of Lessor at such time.

     Section 5.6.   Labelling of Equipment.  Lessee shall as soon as practicable
                    ----------------------
affix and keep throughout the Master Lease Term and any Renewal Terms labels, plates or other markings, bearing the inscription "Security Interest held by Norwest Bank Minnesota, National Association," upon a prominent place on each item of Equipment constituting "theme park equipment," "kitchen equipment," or "escalators and elevators" (as such terms are used in the Appraisal) and reasonably susceptible to being so identified (as determined by Sublessee in its reasonable judgment).

     Section 5.7.   Inspection of Collateral.  Lessor shall have the right at
                    ------------------------
all reasonable times, upon reasonable notice, to inspect any Collateral.


                                   ARTICLE VI

                RISK OF LOSS; REPLACEMENT; WAIVER AND INDEMNITY

     Section 6.1.   Casualty.  Subject to the last sentence of this Section 6.1,
                    --------                                        -----------
upon a Casualty, Lessee shall give prompt written notice thereof (a "Casualty
                                                                     --------
Notice") to Lessor, which notice shall specify whether Lessee will:
- ------

          (a)  Subject to the penultimate sentence of this Section 6.1, repay a
                                                           -----------
     portion of the Lease Balance (as deter-mined after payment of Rent on such date) equal to the sum of the Casualty Amount and any Make-Whole Premium, which repayment shall be made no later than the later of: (i) The next scheduled Rent Payment Date; or (ii) 60 days after such Casualty (the later date being referred to as the "Casualty Settlement Date"); or
                                    ------------------------

          (b)  Subject to the last sentence of this Section 6.1, replace the
                                                    -----------
     Item of Equipment with respect to which the

     Casualty has occurred pursuant to the provisions of Section 5.4 hereof and
                                                         -----------
     Section 4.3 of the Participation Agreement.  All proceeds of any casualty
     -----------
     insurance or condemnation proceeds ("Casualty Proceeds") paid to the Lessee
                                          -----------------
     or Sublessee by reason of a Casualty to an item of Equipment shall be deposited into a deposit account (the "Deposit Account") established by
                                            ---------------
     Lessor at Norwest Bank Minnesota, National Association. Any Casualty Proceeds paid to Lessor with respect to an item of Equipment suffering a Casualty shall be held in such Deposit Account. All proceeds in the Deposit Account shall be distributed in accordance with Section 4.3 of the
                                                             -----------
     Participation Agreement and the following sentence. Any monies in the Deposit Account attributable to the Casualty of an item of Equipment after Lessee's payment in full of the Casualty Amount together with accrued but unpaid interest thereon to the date of payment or compliance with the conditions governing a Replacement Item in each case with respect to such item of Equipment shall be remitted promptly to Lessee.

If there is a Casualty to any item of Equipment that constitutes an escalator or elevator, subject to the immediately following sentence, Lessee shall be obligated to make the substitution referred to in clause (b) above and shall not
                                                  ----------
be entitled to make the payment with respect to such items of Equipment referred to in clause (a) above. Upon the occurrence and during the continuance of an
      ----------
Event of Default or an event which with the giving of notice and/or the passage of time could give rise to an Event of Default, Lessee shall be, at the option of a Deciding Interest of Residual Certificate Holders, obligated to make the payment referred to in clause (a) above and shall not be entitled to exercise
                       ----------
any right or election of replacement as set forth in clause (b) above.
                                                     ----------

     Section 6.2.   Partial Casualty.  Upon any Partial Casualty, Lessee shall
                    ----------------
give to Lessor a Notice of Partial Casualty. As soon as practicable after a Partial Casualty, Lessee shall: (a) Repair and rebuild the affected portions of such item of Equipment (or cause such affected portions to be repaired and rebuilt) to the condition required to be maintained by Section 5.3 hereof,
                                                       -----------
provided that the value and functional capability of such item of Equipment, as
- --------
restored, is at least equivalent to the value and functional capability of such item of Equipment as in effect immediately prior to the occurrence of such Partial Casualty; or (b) Replace such affected item of Equipment with a Replacement Item pursuant to the provisions of Section 5.4 hereof and Section
                                               -----------            -------
4.3 of the Participation Agreement.
- ---

     Section 6.3.   Partial Casualty Proceeds.  All Partial Casualty Proceeds
                    -------------------------
received by Lessee, Sublessee or any of their

Affiliates as a result of a Partial Casualty shall be promptly paid to Lessor. Subject to the last sentence of this Section 6.3, Lessor shall deposit Partial
                                     -----------
Casualty Proceeds into the Deposit Account and, so long as no Event of Default or event which with the giving of notice and/or passage of time could give rise to an Event of Default shall exist, Lessor shall disburse such Partial Casualty Proceeds with respect to an item of Equipment suffering a Partial Casualty as follows:

          (a) to Lessee in payment of the costs of repairing and rebuilding the affected portions of such item of Equipment suffering a Partial Casualty which the Lessee has chosen to repair and rebuild in accordance with

     Section 6.2; or
     -----------

          (b) upon a Replacement Item being duly substituted for an item of Equipment suffering a Partial Casualty, to Lessee to the extent Partial Casualty Proceeds with respect to the corresponding Substituted Item of Equipment were deposited into the Deposit Account.

     Partial Casualty Proceeds held by Lessor and to be distributed in accordance with paragraph (a) of Section 6.3 shall be disbursed by Lessor from
                -------------    -----------
the Deposit Account to Lessee from time to time (but no more frequently than twice per calendar month) to pay Lessee for the costs of repairing and rebuilding the affected portions of the Equipment as required under Section 6.2,
                                                                    -----------
subject to such reasonable disbursement conditions as Lessor may impose, including presentation of invoices and other supporting documentation reflecting such costs and delivery of Lien waivers; provided, however, Lessor shall have no
                                         --------  -------
obligation to disburse any Partial Casualty Proceeds out of the Deposit Account at any time that Lessor shall reasonably determine: (i) That such Partial Casualty Proceeds are not sufficient to repair and rebuild the affected portions of the Equipment as required by Section 6.2 (unless additional funds which are,
                                -----------
in the sole discretion of Lessor, sufficient to so repair and rebuild the affected portions of the Equipment have been deposited in the Deposit Account); or (ii) that Lessee is not diligently performing its obligations under Section
                                                                       -------
6.2.  Notwithstanding the foregoing provisions of this Section 6.3, and provided
- ---                                                    -----------
no Event of Default and no event which with the giving of notice and/or passage of time could become an Event of Default shall exist, if the aggregate amount of Partial Casualty Proceeds attributable to any Partial Casualty is $250,000 or less, Lessee may receive such Partial Casualty Proceeds directly, without delivery to Lessor, provided such Partial Casualty Proceeds are applied in
                    --------
accordance with the requirements of Section 6.2.  If Lessor receives Partial
                                    -----------
Casualty Proceeds in an amount that is less than $250,000, so long as no Event of Default or event which with the giving of notice and/or passage of time could give rise to an Event of Default shall exist, Lessor shall promptly remit such funds to Lessee. Notwithstanding any Partial Casualty, all of Lessee's obligations under this Master Lease (including its obligation to make all payments of Rent as they become due) shall continue unabated and in full force and effect as provided in this Master Lease.


                                  ARTICLE VII

                                   INSURANCE

     Section 7.1.   Required Coverages.  Lessee will keep the Equipment insured
                    ------------------
by financially sound and reputable insurers against loss or damage of the kinds and in the amounts customarily insured against by similar corporations engaged in similar operations and carry such other insurance as is usually carried by such corporations, provided that in any event Lessee will maintain:
                   --------

          (a)  Casualty Insurance -- insurance against all risks of loss or
               ------------------
     damage with respect to the Equipment with deductibles and in such minimum amounts as are consistent with industry standards; provided, however, that
                                                        --------  -------
     at no time shall the amount of coverage be less than the sum of (A) the Lease Balance; (B) all unpaid accrued yield and interest on the Certificates; and (C) all other amounts then payable by Lessee under this Master Lease and the other Operative Agreements;

          (b)  Public Liability Insurance -- combined single limit insurance
               --------------------------
     against claims for bodily injury, death or property damage in an amount at least equal to $100,000,000 per occurrence with such deductibles as are carried by similarly situated companies involved in operating similar facilities and equipment; and

          (c)  Other Insurance -- such other insurance including workmen's
               ---------------
     compensation and business interruption insurance, in each case as generally carried by owners of equipment similar to the Equipment and properties in the State of Nevada, in such amounts and against such risks as are then customary for equipment and property similar in use.

Such insurance shall be written by reputable insurance companies that are financially sound and solvent and otherwise reasonably appropriate considering the amount and type of insurance being provided by such companies. Any insurance company selected by Lessee which is rated in Best's Insurance Guide or any successor thereto (or if there be none, an organization having a similar reputable national reputation) shall have a general policyholder rating of "A" and a financial rating of at least "10," or be otherwise acceptable to a Deciding Interest of Residual Certificate Holders, and if any insurance company selected by Lessee is not so rated, then an executive officer of Lessee and Lessee's outside insurance broker shall each deliver a certificate to Lessor on or before the commencement of the term of the policy provided by such company certifying that such company meets the criteria stated in the preceding sentence, and shall name Lessor, in the case of casualty insurance, as sole loss payee with respect to claims in excess of $250,000, and as loss payee, as its interest may appear, with respect to claims equal to or less than $250,000, in each case to the extent such claims relate to Items of Equipment subject to this Master Lease, and, in the case of liability insurance, together with the Certificate Holders, as additional insureds. Each policy referred to in this Section 7.1 shall provide that: (i) it will not be
                    -----------
cancelled or its limits reduced, or allowed to lapse without renewal, except after not less than 30 days' written notice to Lessor; (ii) the interests of Lessor and the Certificate Holders shall not be invalidated by any act or negligence of Lessee or any person having an interest in any item of Equipment, except for such acts or omissions that constitute exceptions to this clause (ii)
                                                                     -----------
as provided for in policies of insurance in effect as of the date hereof; (iii) such insurance is primary with respect to any other insurance carried by or available to Lessor and the Certificate Holders; (iv) the insurer shall waive any right of subrogation, setoff, counterclaim, or other deduction, whether by attachment or otherwise, against Lessor or the Certificate Holders; and (v) such policy shall contain a cross-liability clause providing for coverage of Lessor and each Certificate Holder as if separate policies had been issued to each of them. Lessee will notify Lessor promptly of any policy cancellation, reduction in policy limits, modification or amendment.

     Section 7.2.   Delivery of Insurance Certificates.  On or before the
                    ----------------------------------
Effective Date and at each Delivery Date, Lessee shall deliver to Lessor certificates of insurance satisfactory to Lessor evidencing the existence of all insurance required to be maintained hereunder and setting forth the respective coverages, limits of liability, carrier, policy number and period of coverage. Thereafter, throughout the Master Lease Term and any Renewal Terms, no sooner than 10 days before and no later than on the last day of October (commencing in
1994), Lessee shall deliver to Lessor certificates of insurance evidencing that all insurance required by Section 7.1 hereof to be maintained by Lessee with
                          -----------
respect to the Equipment subject to this Master Lease is in effect. With each such certificate of insurance (other than certificates delivered in connection with Delivery Date Closings) Lessee shall cause to be delivered a written report of Karch & Company or such other firm of independent insurance brokers of nationally recognized standing, stating that, in their opinion, such policy is in compliance with the provisions of Section 7.1 hereof
                                                             -----------
and is comparable in all material respects with insurance carried by responsible owners and operators of equipment similar to the Equipment.


                                  ARTICLE VIII

                                    DEFAULT

     Section 8.1.   Event of Default.  The following shall constitute events of
                    ----------------
default (each an "Event of Default") hereunder (whether any such event shall be
                  ----------------
voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (a) Any payment of Rent or any other payment payable by the Lessee hereunder or under any other Operative Agreement shall not be paid when due, and such payment shall be overdue for a period of five Business Days;

          (b) Any representation or warranty on the part of Lessee, Sublessee or Guarantor contained in any Operative Agreement or in any certificate, letter or other writing or instrument furnished or delivered to Lessor or Certificate Holders or, pursuant thereto shall at any time prove to have been incorrect in any material respect when made, deemed made or reaffirmed, as the case may be;

          (c) Lessee shall default in any respect in the performance or observance of any term, covenant, condition or agreement on its part to be performed or observed under Section 4.4 of the Participation Agreement,
                                 -----------
     Sections 5.1(c) or 5.1(d), Article XI, or Section 21.2 hereof;
     ---------------    ------  ----------     ------------

          (d) Lessee shall default in any material respect in the performance or observance of any term, covenant, condition or agreement on its part to be performed or observed under Section 5.2, Article VII or Article IX
                                    -----------  -----------    ----------
     hereof;

          (e) Lessee, Sublessee or Guarantor shall default in any material respect in the performance or observance of any other term, covenant, condition or agreement on their part to be performed or observed hereunder or under any Operative Agreement (and not constituting an Event of Default under any other clause of this Section 8.1), and such default shall
                                    -----------
     continue unremedied for a period of 30 days after: (i) Written notice thereof by Lessor or any Participant to

     Lessee; or (ii) Lessee or Guarantor has Actual Knowledge thereof; provided,
                                                                       --------
     that if such failure cannot be remedied within such 30-day period and the Lessee or Guarantor is diligently proceeding, in the absolute discretion of the Lessor, to correct such failure of performance and such failure of performance is capable of being remedied within an additional 30-day period, such period shall be extended for an additional 30 days;

          (f) (i) Either Lessee, Sublessee or Guarantor shall generally fail to pay, or admit in writing its inability to pay, its debts as they become due, or shall voluntarily commence any case or proceeding or file any petition under any bankruptcy, insolvency or similar law or seeking dissolution, liquidation or reorganization or the appointment of a receiver, trustee, custodian or liquidator for itself or a substantial portion of its property, assets or business or to effect a plan or other arrangement with its creditors, or shall file any answer admitting the jurisdiction of the court and the material allegations of any involuntary petition filed against it in any bankruptcy, insolvency or similar case or proceeding, or shall be adjudicated bankrupt, or shall make a general assignment for the benefit of creditors, or shall consent to, or acquiesce in the appointment of, a receiver, trustee, custodian or liquidator for itself or a substantial portion of its property, assets or business; or
     (ii) corporate action shall be taken by Lessee for the purpose of effectuating any of the foregoing;

          (g) Involuntary proceedings or an involuntary petition shall be commenced or filed against Lessee, Sublessee or Guarantor under any bankruptcy, insolvency or similar law or seeking the dissolution, liquidation or reorganization of Lessee, Guarantor or Sublessee or the appointment of a receiver, trustee, custodian or liquidator for Lessee, Guarantor or Sublessee or of a substantial part of the property, assets or business of Lessee, Guarantor or Sublessee, or any writ, judgment, warrant of attachment, execution or similar process shall be issued or levied against a substantial part of the property, assets or business of Lessee, Guarantor or Sublessee, and such proceedings or petition shall not be dismissed or stayed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded, within 60 days after commencement, filing or levy, as the case may be;

          (h) A contribution failure occurs with respect to any Pension Plan (other than a Multiemployer Plan) sufficient to give rise to a lien under
     Section 302(f) of ERISA or Section

     412(n) of the Code with respect to any Pension Plan (other than a Multiemployer Plan) as to which Lessee or any Related Person to Lessee may have any liability, there shall exist an unfunded current liability (as defined in 302(d)(8) of the Code) with respect to any Pension Plan which unfunded current liability is material to the consolidated financial condition of Guarantor and its consolidated subsidiaries, steps are undertaken to terminate any Pension Plan, any Reportable Event occurs with respect to a Pension Plan for which notice to the PBGC has not been waived, any action is taken with respect to a Pension Plan which could result in the requirement that Lessee or any Related Person to the Lessee furnish a bond or other security to the PBGC or such Pension Plan, the occurrence of any event which could cause Lessee or any Related Person to Lessee to incur any material liability, fine or penalty with respect to any Pension Plan or any material increase in liability with respect to any Pension Plan, or the occurrence of any event that could result in any material increase in the liability (or contingent liability) of Lessee or any Related Person to Lessee with respect to post-retirement benefits under any Welfare Plan.

          (i) any Operative Agreement or the security interest granted under this Master Lease shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of Lessee, Guarantor or Sublessee, as the case may be, or Lessee or Guarantor or any Subsidiary of either shall, directly or indirectly, contest in any manner the effectiveness, validity, binding nature or enforceability thereof; or the security interest securing Lessee's obligations under the Operative Agreements shall, in whole or in part, cease to be a perfected first priority security interest, subject only to Permitted Liens;

          (j) Guarantor shall fail to perform (within the applicable grace or cure period set forth in an Operative Agreement) in any material respect any covenant or condition under the Guaranty;

          (k)  There shall exist a material breach with respect to the Sublease;

          (l) Lessee, Sublessee, Guarantor or any of their respective Subsidiaries (other than MGM Grand Air, Inc. and its Subsidiaries) shall fail to make any payment when due in respect of any indebtedness or contingent obligation or as a result of an event of default, the maturity of an indebt-edness or contingent obligation has been accelerated prior to its express maturity, provided that the aggregate of all such defaulted payments and/or accelerations of principal exceeds $25,000,000 and such default or defaults shall continue unremedied for 60 days after written notice to Lessee, Sublessee or Guarantor;

          (m) The Termination of Construction Period has not occurred by October 7, 1994, provided that the foregoing shall not constitute an Event
                      --------
     of Default if the Termination of Construction Period shall have occurred prior to an acceleration of the Certificates;

          (n) A final judgment or final judgments for the payment of money are entered by a court or courts of competent jurisdiction against Lessee, Sublessee, Guarantor or any Subsidiary of Lessee or the Sublessee, and such judgment or judgments remain undischarged for a period (during which execution shall not be effectively stayed) of 60 days, provided that the
                                                            --------
     aggregate of all such judgments exceeds $25,000,000;

          (o) There has occurred any revocation, suspension or loss of any Gaming Permit (after the same shall have been obtained) which results in the cessation of business at the Hotel for a period of more than 120 consecutive days;

          (p) Any Event of Default under and as defined in the Indenture (or under any documentation evidencing a refinancing or replacement of the indebtedness created thereunder) has occurred and is continuing;

          (q) Any Event of Default under and as defined in the MGM Credit Agreement (or under any documentation evidencing a refinancing or replacement of the indebtedness created thereunder) has occurred and is continuing; or

          (r) Any Event of Default under and as defined in the Reimbursement Agreement has occurred and is continuing.

     Section 8.2.   Remedies.  If any Event of Default exists and is continuing,
                    --------
Lessor may exercise in any order one or more or all of the remedies set forth in this Section 8.2 (it being understood that no remedy herein conferred is
     -----------
intended to be exclusive of any other remedy or remedies, but each and every remedy shall be cumulative and shall be in addition to every other remedy given herein or now or hereafter existing at law or in equity or by statute). For purposes of the preceding sentence, if an Event of Default is cured prior to termination of this Lease (but after the applicable grace period), such Event of Default shall no longer be deemed to be continuing; provided, however, that upon
                                                    --------  -------
termination of this Lease by Lessor pursuant
to this Section 8.2, Lessor may exercise any and all remedies provided for
        -----------
herein and under applicable law:

          (a) Lessor may proceed by appropriate court action or actions, either at law or in equity, to enforce performance by Lessee of the applicable covenants of this Master Lease or to recover damages for the breach thereof; or

          (b) Lessor may by notice in writing to Lessee terminate this Master Lease, but Lessee shall remain liable as hereinafter provided; and Lessor may, at its option, do any one or more of the following: (i) Declare the Lease Balance, all accrued but unpaid Rent (to the extent of the accrued unpaid interest on the Certificates), all other amounts then payable by Lessee under this Master Lease and the other Operative Agreements and an amount equal to the Make-Whole Premium to be immediately due and payable, and recover any other damages and expenses (including the costs and expenses described in Sections 7.1, 7.2 and 10.5 of the Participation
                           ------------  ---     ----
     Agreement) in addition thereto which Lessor shall have sustained by reason of such Event of Default; (ii) enforce the Lien given hereunder pursuant to the U.C.C. or any other law; (iii) enter upon the premises where any item of Equipment may be and either remove such Equipment (or any portion thereof), with any damage to the improvements upon which the Equipment may be attached to be borne by Lessee, or take possession of the Equipment; and
     (iv) require Lessee to disassemble and return the Equipment as provided in

     Article IX hereof; or
     ----------

          (c) Lessor may require Lessee immediately to purchase the Equipment for a purchase price equal to the sum of the Lease Balance, all accrued and unpaid Rent, an amount equal to any Make-Whole Premium and all other amounts then due and payable under the Operative Agreements.

Except for notices expressly otherwise provided for in the Operative Agreements, Lessee hereby waives presentment, demand, protest and notice of any kind including, without limitation, notices of default, notice of acceleration and notice of intent to accelerate.

     Section 8.3.   Proceeds of Sale; Deficiency.  The proceeds of any sale
                    ----------------------------
pursuant to this Article VIII shall be applied by the Lessor in the manner
                 ------------
specified in Article V of the Trust Agreement.
             ---------

     If there is a deficiency in any amounts due hereunder after Lessor has exercised remedies, Lessee shall promptly pay the same to Lessor.

     Section 8.4.   Right to Perform Lessee's Agreements.  If Lessee fails to
                    ------------------------------------
perform any of its agreements contained herein or in any other Operative Agreement, whether or not an Event of Default has occurred and is continuing, Lessor may perform such agreement and the fees and expenses incurred by Lessor in connection with such performance together with interest thereon shall be payable by Lessee upon demand. Interest on fees and expenses so incurred by Lessor shall accrue at the rate provided in the Certificates for overdue payments.


                                   ARTICLE IX

                              RETURN OF EQUIPMENT

     If Lessor shall rightfully demand possession of the Equipment pursuant to this Master Lease, Lessee, at its expense, shall forthwith disassemble, package to facilitate reassembly and deliver exclusive possession of such Equipment to Lessor at a location designated by Lessor, together with a copy of an inventory list of the Equipment, all then current plans, specifications and operating, maintenance and repair manuals relating to the Equipment that have been received or prepared by Lessee, appropriately protected and in the condition required by
Section 5.3 hereof, to Lessor.  In addition, if Lessor has terminated this
- -----------
Master Lease pursuant to Section 8.2 or Section 11.3, Lessee shall maintain the
                         -----------    ------------
Equipment in the condition required by Section 5.3, store the Equipment without
                                       -----------
cost to Lessor and keep all of the Equipment insured in accordance with Article
                                                                        -------
VII for 90 days after redelivery thereof.
- ---


                                   ARTICLE X

                               EARLY TERMINATION

     If no Event of Default or event which with the giving of notice and/or passage of time could become an Event of Default shall exist, on any date scheduled for the payment of principal with respect to the Certificates subsequent to the ninth such scheduled date Lessee may, at its option, by giving at least 30 days advance written notice to Lessor, purchase all, but not less than all, of the Equipment for the sum of: (i) The Lease Balance (as determined after any payment of Rent on such date); (ii) an amount equal to any Make-Whole Premium; and (iii) all other fees and expenses then due and payable pursuant to this Master Lease and the other Operative Agreements. Upon the payment of such sum by Lessee in accordance with the provisions of the preceding sentence, the obligation of Lessee to pay Rent hereunder shall cease, the term of this Master Lease shall end on the date of such payment and Lessor shall execute and deliver to Lessee a bill of sale (without representations or warranties, except that the Equipment is free and clear of Lessor Liens) and such other documents as may be required to release the Equipment from the terms and scope of this Master Lease, in such form as may be reasonably requested by Lessee, all at Lessee's expense.


                                   ARTICLE XI

                               LEASE TERMINATION

     Section 11.1.  Lessee's Options.  Not later than 360 days prior to the last
                    ----------------
day of the Master Lease Term and any Renewal Term, Lessee shall by delivery of written notice to Lessor exercise one of the following options:

          (a) Renew this Master Lease for an additional one year Renewal Term (the "Renewal Option"); provided, however, that such Renewal Option may be
           --------------    --------  -------
     exercised only with respect to the expiration of the Master Lease Term and the first Renewal Term;

          (b) Purchase for the Purchase Option Exercise Amount all, but not less than all, of the Equipment then subject to this Master Lease on the last day of the Master Lease Term or Renewal Term with respect to which such option is exercised (the "Fixed Price Purchase Option"), in which
                                    ---------------------------
     event Lessee shall, not less than three months prior to the expiration of the Master Lease Term or Renewal Term, as the case may be, at its option, either: (i) Post a letter of credit, from a bank satisfactory to the Required Certificate Holders in an amount equal to the Purchase Option Exercise Amount, which letter of credit will secure the payment by Lessee of the Purchase Option Exercise Amount; or (ii) Present to Lessor an unconditional purchase agreement for all of the Equipment in an amount not less than the Purchase Option Exercise Amount from a purchaser who, in the sole judgment of the Required Certificate Holders, is at least as creditworthy as the Sublessee, which agreement shall be in form and substance satisfactory to Lessor and the Required Certificate Holders; or

          (c) Sell for cash to a purchaser or purchasers not in any way affiliated with Lessee, Sublessee or Guarantor all, but not less than all, of the Equipment then subject to this Master Lease on the last day of the Master Lease Term or any Renewal Term with respect to which such option is exercised (the "Sale Option"). Simultaneously with a sale pursuant to the
                     -----------
     Sale Option, Lessee shall pay Lessor from the gross proceeds of such sale, without deductions or expense reimbursements (the "Proceeds"), the Lease
                                                        --------
     Balance as of the

     Termination Date (as determined after any payment of Rent on such date) plus any applicable Make-Whole Premium. If the Proceeds exceed the sum of the Lease Balance plus any applicable Make-Whole Premium as of such date, Lessee will retain the portion of the Proceeds in excess thereof. If the Proceeds are less than the sum of the Lease Balance plus any applicable Make-Whole Premium as of such date, Lessee will pay or will cause to be paid to Lessor on the last day of the Master Lease Term or the applicable Renewal Term: (i) Adjusted Proceeds; and (ii) from its own funds, the sum of the Make-Whole Premium, if any, and the greater of: (x) The Applicable Percentage Amount or (y) the Recourse Deficiency Amount (the amount determined pursuant to clause (ii) shall be referred to as the "Total
                            -----------                              -----
     Recourse Amount").  The obligation of Lessee to pay the Total Recourse
     ---------------
     Amount shall be a recourse obligation of the Lessee and shall be payable on the date provided for in the preceding sentence without regard to the amount of Proceeds. The Total Recourse Amount and all Adjusted Proceeds paid to Lessor shall be distributed in accordance with Article V of the
                                                            ---------
     Trust Agreement. If Lessee elects to exercise the Sale Option, Lessee shall, not less than 30 days prior to the expiration of the Master Lease Term or any Renewal Term, as the case may be, post a letter of credit, from a bank satisfactory to a Deciding Interest of Residual Certificate Holders in an amount equal to the greater of the Applicable Percentage Amount or the Recourse Deficiency Amount, which letter of credit will secure the payment by Lessee of the Applicable Percentage Amount or the Recourse Deficiency Amount, as applicable.

     Section 11.2.  Election of Options.  Lessee's election of the Fixed Price
                    -------------------
Purchase Option will be irrevocable at the time made, but if Lessee fails to make a timely election, Lessee will be deemed, in the case of the Master Lease Term and each Renewal Term (other than the last Renewal Term) to have irrevocably elected the Renewal Option and, in the case of the last Renewal Term, Lessee will be deemed to have irrevocably elected the Fixed Price Purchase Option. In addition, the Sale Option shall automatically be revoked if there exists an Event of Default at any time after the Sale Option is properly elected and Lessor shall be entitled to exercise all rights and remedies under Article
                                                                       -------
VIII hereof.  Lessee may not elect the Sale Option if there exists on the date
- ----
the election is made an Event of Default or an event which with the giving of notice and/or passage of time could become an Event of Default.

     Section 11.3.  Sale Option Procedures.  (a) If Lessee elects the Sale
                    ----------------------
Option, Lessee shall use its best commercial efforts to obtain the highest all cash purchase price for the Equipment. All costs related to such sale and delivery, including the cost of sales agents, removal of the Equipment, delivery of documents and Equipment, certification and testing of the Equipment in any location chosen by the buyer or prospective buyer, or other information and of any parts, configurations, repairs or modifications desired by a buyer or prospective buyer shall be borne entirely by Lessee, without regard to whether such costs were incurred by Lessor, Lessee or any potentially qualified buyer. Lessor shall not have any responsibility for procuring any purchaser. If, nevertheless, Lessor, at the direction of a Deciding Interest of the Residual Certificate Holders, undertakes any sales efforts, Lessee shall promptly reimburse Lessor for any charges, costs and expenses incurred in such effort, including any allocated time charges, costs and expenses of internal counsel or other attorneys' fees. Upon a sale pursuant to the Sale Option, the Equipment shall be in the condition required by
Section 5.3 hereof.
- -----------

     (b) Lessor shall determine whether to accept the highest all cash offer for the Equipment, which determination shall be made by a Deciding Interest of Residual Certificate Holders, in their sole and absolute discretion; provided, however, that Lessor's acceptance of an all cash offer for the Equipment shall not relieve Lessee of its obligation to sell such Equipment on the last day of the Master Lease Term or a Renewal Term, as the case may be, if the sale pursuant to the offer and acceptance is not consummated; and provided, further, however, that Lessor shall be obligated to accept the highest all cash offer for the Equipment if Proceeds are equal to or greater than Adjusted Proceeds.
Lessee shall provide Lessor copies of all written offers for the purchase of any Item of Equipment promptly after receipt thereof. At least 14 days prior to the last day of the Master Lease Term or Renewal Term with respect to which such option is exercised, Lessor, acting at the direction of a Deciding Interest of Residual Certificate Holders, shall notify Lessee of which offer, if any, it is willing to accept; provided that any offers communicated to Lessee after such date shall continue to be promptly delivered to Lessor and, in the sole discretion of the Deciding Interest of Residual Certificate Holders, and subject to whatever contractual limitations then exist, considered. Lessor retains the right to reject all offers (subject to the second proviso in the first sentence of this Section 11.3(b) in which event Lessor shall retain ownership of the
        ---------------
Equipment, Lessee and Sublessee shall execute a release of all right, title and interest in and to the Equipment, in form satisfactory to the Lessor and a Deciding Interest of Residual Certificate Holders, Lessee shall pay to Lessor any applicable taxes and Lessee shall represent and warrant that the Equipment is free and clear of all Liens (other than Liens imposed by, through or under Lessor in its individual capacity and not related to the transactions contemplated by the Operative

Agreements). Any purchaser or purchasers of the Equipment shall not in any way be affiliated with Lessee, Sublessee or Guarantor.


                                  ARTICLE XII

                                  ASSIGNMENTS

     Section 12.1.  Assignment by Lessor.  Lessor shall not sell, assign,
                    --------------------
transfer or otherwise dispose of its rights or delegate its obligations under this Master Lease to any other person except as permitted or required by the Trust Agreement.

     Section 12.2.  Assignment by Lessee.  Lessee shall not sell, assign,
                    --------------------
transfer or otherwise dispose of its rights or delegate its obligations under this Master Lease to any other person, except as permitted or required by
Section 5.2.
- -----------


                                  ARTICLE XIII

                          OWNERSHIP, GRANT OF SECURITY
                        INTEREST AND FURTHER ASSURANCES

     Section 13.1.  Grant of Security Interest.  Title to the Equipment shall
                    --------------------------
remain in Lessor as security for the obligations of Lessee, Sublessee and Guarantor hereunder and under the Operative Agreement to which it is a party until such time as Lessee, Sublessee and Guarantor have fulfilled all of their obligations hereunder and under such Operative Agreement. Lessee hereby assigns, grants and pledges to Lessor, on behalf of itself and the Certificate Holders, a security interest in all of Lessee's right, title and interest, whether now or hereafter existing or acquired, in the Collateral, to secure the payment and performance of all obligations of Lessee, Sublessee or Guarantor now or hereafter existing under this Master Lease or any other Operative Agreement; provided, however, that the foregoing security interest does not secure the
- --------  -------
payment or performance of any obligations of Lessee, Sublessee or Guarantor now or hereafter existing under any agreement, instrument, lease or other undertaking that is not an Operative Agreement or otherwise connected with or arising out of the transactions contemplated by the Participation Agreement. Lessee shall, at its expense, do any further act and execute, acknowledge, deliver, file, register and record any further documents which Lessor (pursuant to a request under Section 7.2 of the Trust Agreement) may reasonably request in
                   -----------
order to protect its title to and perfected security interest in the Collateral, subject to no liens other than Permitted Liens, and Lessor's rights and benefits under this Master Lease. Lessee shall promptly and duly execute and deliver to Lessor (pursuant to a request under

Section 7.2 of the Trust Agreement) such documents and assurances and take such
- -----------
further action as Lessor may from time to time reasonably request in order to carry out more effectively the intent and purpose of this Master Lease and the other Operative Agreements, to establish and protect the rights and remedies created or intended to be created in favor of Lessor hereunder and thereunder, and to establish, perfect and maintain the right, title and interest of Lessor in and to the Equipment, subject to no lien other than Permitted Liens, or of such financing statements or fixture filings or other documents with respect hereto as Lessor may from time to time reasonably request, and Lessee agrees to execute and deliver promptly such of the foregoing financing statements and fixture filings or other documents as may require execution by Lessee. To the extent permitted by applicable laws, Lessee hereby authorizes any such financing statements and fixture filings to be filed without the necessity of the signature of Lessee. Upon Lessee's request, Lessor shall at such time as all of the obligations of Lessee under this Master Lease or any other Operative Document have been paid or performed in full (other than Lessee's contingent obligations, if any, under Articles VII and VIII of the Participation Agreement and Section 3.1 of the Trust Agreement), execute and deliver termination
    -----------
statements and other appropriate documentation reasonably requested by Lessee, all at Lessee's expense, to evidence Lessor's release of its security interest in the Collateral. At such time, Lessor shall execute and deliver to Lessee a bill of sale (without representations or warranties except that the Equipment is free and clear of Lessor Liens) for the Equipment.

     Section 13.2.  Retention of Title or Proceeds in the Case of Default.  If
                    -----------------------------------------------------
Lessee would be entitled to any amount (including any Casualty Proceeds or Partial Casualty Proceeds) or title to any item of Equipment hereunder but for the existence of any Event of Default or event which with the giving of notice and/or passage of time could become an Event of Default, Lessor shall hold such amount or item of Equipment as part of the Collateral and shall be entitled to apply such amounts against any amounts due hereunder; provided that Lessor shall
                                                      --------
distribute such amount or transfer such Equipment in accordance with the other terms of this Master Lease if and when no Event of Default or event which with the giving of notice and/or passage of time could become an Event of Default exists.


                                  ARTICLE XIV

                                EFFECT OF WAIVER

     No delay or omission to exercise any right, power or remedy accruing to Lessor upon any breach or default of Lessee hereunder shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein or of or in any similar breach or default thereafter occurring, nor shall any single or partial exercise of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of Lessor of any breach or default under this Master Lease must be specifically set forth in writing and must satisfy the requirements set forth in Article XVII with respect to approval by
                                      ------------
Lessor.


                                   ARTICLE XV

                             SURVIVAL OF COVENANTS

     All claims pertaining to the representations, warranties and covenants of Lessee under Articles II, III, IV, V, VI, VII, X, XII and XIV shall survive the
             -----------  ---  --  -  --  ---  -  ---     ---
termination of this Master Lease to the extent such claims arose out of events occurring or conditions existing prior to any such termination.


                                  ARTICLE XVI

                                 APPLICABLE LAW

     THIS MASTER LEASE SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF CALIFORNIA WITHOUT REGARD TO THE CHOICE OF LAW PROVISIONS THEREOF.


                                  ARTICLE XVII

                    EFFECT AND MODIFICATION OF MASTER LEASE

     Except as provided in the next sentence, no variation, modification, amendment or waiver of this Master Lease, including any schedules or exhibits hereto, or any other Operative Agreement to which Lessor is a party shall be valid unless in writing and signed by Lessor and Lessee. No variation, modification, amendment or waiver of this Master Lease purporting to: (a) Postpone, reduce or forgive, in whole or in part, any payment of Rent, Lease Balance, Purchase Option Exercise Amount, Applicable Percentage, Recourse Deficiency Amount, Make-Whole Premium, interest or other amount payable hereunder, or modify the definition or method of calculation of any payment of Rent, Lease Balance, Purchase Option Exercise Amount, Applicable

Percentage, Recourse Deficiency Amount, Make-Whole Premium, interest or other amount payable hereunder; (b) Release any Collateral granted hereunder (except as expressly provided herein); (c) Modify or waive any provisions of Articles V,
                                                                     ----------
IX or XI or Sections 8.3, 12.2 or 13.2; or (d) Modify this sentence shall be
- --    --    ------------  ----    ----
valid unless in writing and signed by Lessor.


                                 ARTICLE XVIII

                                    NOTICES

     All notices, demands, requests, consents, approvals and other instruments hereunder shall be in writing and shall be deemed to have been properly given if given as provided for in Section 10.4 of the Participation Agreement.
                         ------------


                                  ARTICLE XIX

                                  COUNTERPARTS

     This Master Lease has been executed in several counterparts. One counterpart has been prominently marked "Lessor's Copy". Only the counterpart marked "Lessor's Copy" shall evidence a monetary obligation of Lessee or shall be deemed to be an original or to be chattel paper for purposes of the U.C.C., and such copy shall be held by Lessor.


                                   ARTICLE XX

                                  SEVERABILITY

     Whenever possible, each provision of this Master Lease shall be interpreted in such manner as to be effective and valid under applicable law; but if any provision of this Master Lease shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Master Lease.


                                  ARTICLE XXI

                         SUCCESSORS AND ASSIGNS; MERGER

     Section 21.1.  Successors and Assigns.  This Master Lease shall be binding
                    ----------------------
upon the parties hereto and, subject to Article XII hereof, their respective
                                        -----------
successors and assigns, and
shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     Section 21.2.  Merger.  Lessee shall not consolidate with or merge with or
                    ------
into any other corporation or entity, or permit any other corporation or entity to consolidate with or merge with or into Lessee or any such subsidiary.


                                  ARTICLE XXII

                                    BROKERS

     Neither the Lessee nor the Lessor has engaged or authorized any broker, finder, investment banker or other third party to act on its behalf, directly or indirectly, as a broker, finder, investment banker, agent or any other like capacity in connection with this Master Lease or the transactions contemplated hereby, except that Sublessee and its Affiliates have retained BA Leasing & Capital Corporation as arranger in connection with the transaction contemplated hereby and the Sublessee shall be responsible for, and shall indemnify, defend, and hold the Lessor and each Certificate Purchaser harmless from and against any and all claims, liabilities, or demands by BA Leasing & Capital Corporation for fees or other entitlements with respect to this Master Lease or the transactions contemplated hereby or by the Participation Agreement.


                                 ARTICLE XXIII

                                   JURY TRIAL

     EACH OF LESSEE AND LESSOR WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS MASTER LEASE OR ANY RELATED DOCUMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS MASTER LEASE OR ANY RELATED DOCUMENT AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.


                                  ARTICLE XXIV

                          CAPTIONS; TABLE OF CONTENTS

     Section captions and the table of contents used in this Master Lease (including the schedule) are for convenience of reference only and shall not affect the construction of this Master Lease.


                                  ARTICLE XXV

                                FINAL AGREEMENT

     THIS MASTER LEASE, TOGETHER WITH THE OTHER OPERATIVE AGREEMENTS, REPRESENTS THE ENTIRE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED BY THE MASTER LEASE AND THE OTHER OPERATIVE AGREEMENTS. THIS MASTER LEASE CANNOT BE MODIFIED, SUPPLEMENTED, AMENDED, RESCINDED OR CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES, EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                                  ARTICLE XXVI

                           TIMELINESS OF PERFORMANCE

     The provisions of Article XI pertaining to the delivery of notice and the
                       ----------
performance of certain events on dates required by such Article XI are to be
                                                        ----------
strictly adhered to by the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have executed this Master Lease as of the day and year first above written.


GRAND EQUIPMENT, INC.            NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                                 not individually, but solely as Trustee



By___________________________    By____________________________
Name Printed:________________    Name Printed:_________________
Title:________________________   Title:________________________

                                    EXHIBIT C
                                       TO
                            PARTICIPATION AGREEMENT
                          (MGM Equipment Trust 1993-1)

                                    FORM OF
                                    SUBLEASE

                                    SUBLEASE


                                P R E A M B L E

     This Sublease, dated as of November 17, 1993, as amended, modified, restated or supplemented from time to time, (this "Sublease") is between Grand
                                                   --------
Equipment, Inc., a Delaware corporation ("Sublessor"), with its principal office
                                          ---------
at 3155 West Harmon Avenue, Las Vegas, Nevada 89103, and MGM Grand Hotel, Inc., a Nevada corporation, with its principal office at 3155 West Harmon Avenue, Las Vegas, Nevada 89103 ("Sublessee").
                      ---------


                                R E C I T A L S:
                                - - - - - - - -

     WHEREAS, Sublessor and Sublessee are parties to that certain Participation Agreement dated as of November 9, 1993 among MGM Grand, Inc., as Guarantor, Sublessor, as Lessee, Sublessee, as Sublessee, the Persons named on Schedule I thereto and Trustee, not in its individual capacity, but solely as Trustee under the Trust Agreement. Unless otherwise defined herein, terms which are defined herein without definition shall have the same meanings as assigned to them in
Schedule X to the Participation Agreement.
- ----------

     WHEREAS, Sublessor desires to lease to Sublessee, and Sublessee desires to lease from Sublessor, the equipment described in Certificates of Acceptances and/or Certificates of Possession and replacements thereto ("Sublease
                                                             --------
Equipment").
- ---------
     WHEREAS, Sublessor will be Lessee under that certain Master Lease Agreement, dated as of the date hereof (as from time to time thereafter amended or supplemented, the "Master Lease") with Trustee, not in its individual
                      ------------
capacity but solely as Trustee under the Trust Agreement.

     NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. LEASE. Sublessor leases to Sublessee and Sublessee leases from Sublessor the Sublease Equipment described in the Certificates of Acceptance or the Certificates of Possession executed by Sublessee and Lessee and delivered to Lessor, as such items may be substituted and replaced from time to time in accordance with the provisions of the Master Lease and this Sublease. All items of Equipment that become subject to the Master Lease shall automatically become subject to this Sublease.

     SECTION 2.  TERM.  The term of this Sublease shall be concurrent with the term of the Master Lease and termination thereof shall constitute automatic termination hereof and any extension or renewal of the Master Lease shall constitute automatic renewal or extension hereof. If Sublessor terminates the Master Lease with respect to all of the Equipment as provided in Article X of
                                                                 ---------
the Master Lease, Sublessor shall sell to Sublessee and Sublessee shall purchase from Sublessor the Sublease Equipment for the same amount as is payable under the Master Lease and such amount will be payable on the same date as the amount payable under the Master Lease. If a Substituted Item is released from the Master Lease pursuant to Section 5.4(b) thereof, Sublessor shall sell to
                         --------------
Sublessee and Sublessee shall purchase from Sublessor, the Substituted Item so released on the date of delivery to Sublessor from Trustee of a Certificate of Transfer for the Substituted Item for either a purchase price in cash equal to the Substituted Item's then fair market value or in exchange for a Replacement Item or Items meeting the requirements of Section 4.3 of the Participation
                                          -----------
Agreement. Upon payment of the Lease Balance for the Substituted Item, Sublessor shall execute and deliver to Sublessee a quitclaim Certificate of Transfer (without representations or warranties) for the Substituted Item.

     SECTION 3. RENT. For the term of this Sublease, including any renewal terms, Sublessee shall pay rent to Sublessor in the amount, at the time and in the manner set forth for the payment of Rent in the Master Lease.

     SECTION 4. WARRANTIES. NEITHER SUBLESSOR NOR ANY ASSIGNEE MAKES ANY EXPRESS OR IMPLIED WARRANTY WHATSOEVER OF TITLE, MERCHANTABILITY, FITNESS FOR ANY PURPOSE OR OTHERWISE REGARDING ANY SUBLEASE EQUIPMENT OR ANY ITEM THEREOF. Sublessor and Sublessee agree that the risk of loss with respect to any Sublease Equipment, whether or not then delivered or identified, shall be borne by the Sublessee.

     SECTION 5. SUBORDINATION TO MASTER LEASE. This Sublease is being entered into immediately prior to the Sublessor conveying the Equipment to the Lessor and leasing it back from the Lessor pursuant to the Master Lease. The Sublessee acknowledges that this Sublease is being entered into in contemplation of such conveyance and lease by the Sublessor. The Sublessee hereby consents to such conveyance and lease. And the Sublessee agrees that immediately upon the completion of such conveyance and lease transaction on the Effective Date all of Sublessee's rights, title and interest as a direct lessee of the Equipment shall cease and from and after the completion of such conveyance and lease transaction, Sublessee's sole right to possession and use of the Equipment shall be that of a lessee from the Sublessor whose rights in turn derive from the Master Lease. In furtherance thereof, and without regard to the order of events, the Sublessee hereby agrees that the Sublease is in all respects subject and subordinate to the Master Lease and the interests of the Certificate Holders in and to the Collateral. Without limiting the foregoing, if for any reason Assignee shall exercise rights or remedies under the Master Lease, such exercise may include the termination hereof, notwithstanding to the maximum extent permitted by law, any right of Sublessee hereunder. Sublessee shall in all respects assume all obligations of the Sublessor under the Master Lease and Sublessee shall comply with all the terms and provisions thereof, including those of Article V, Article VI, Article VII and Article IX of the Master Lease.
         ---------  ----------  -----------     ----------

     SECTION 6. ASSIGNMENT. Sublessee shall not assign any right or interest in this Sublease without the prior written consent of the Trustee, except that Sublessee may (i) enter into the License Agreement and (ii) grant the Sublease Grant. Sublessor is entering into the Sublease Assignment on the Effective Date with respect to this Sublease. Sublessee consents to such assignment and agrees to enter into and perform its obligations under the consent and agreement of Sublessee in connection with the Sublease Assignment. Sublessee shall, upon request, execute and deliver such instruments and take such other action as may reasonably be requested to protect Sublessor's or Trustee's interest. This Sublease shall not be amended, modified or waived without the prior written consent of Trustee. Sublessee acknowledges that this Sublease has been assigned, and a security interest in the Sublease Equipment has been granted to Trustee under the Master Lease. The Trustee acknowledges and consents to the License Agreement and the Sublease Grant.

     SECTION 7. NOTICES. All notices shall be in writing and shall be given in the manner and at the addresses provided for in the Participation Agreement.

     SECTION 8. MANDATORY PURCHASE. If an Event of Default exists and is continuing under the Master Lease, Sublessee shall immediately purchase the Sublease Equipment for a purchase price equal to the sum of the Lease Balance, an amount equal to any Make-Whole Premium and all other amounts then due and payable under the Operative Agreements. Sublessee shall pay such amounts promptly to Sublessor in immediately available funds. If an Event of Default exists, Sublessee's obligation to purchase the Sublease Equipment shall be absolute and unconditional under any and all circumstances and Sublessee shall not be entitled to, and hereby waives, any right of abatement, setoff or reduction.

     SECTION 9. MISCELLANEOUS. This Sublease will be governed by the laws of the State of California without regard to conflict of law principles. This Sublease has been executed in several counterparts. One counterpart has been prominently marked "Trustee's Copy". Only the counterpart marked "Trustee's Copy" shall be deemed to be chattel paper for purposes of the Uniform Commercial Code. Each of Sublessor and Sublessee waives any right to trial by jury in any action or proceeding with respect to this Sublease or any instrument, document or agreement now or hereafter relating to this Sublease. If any provision hereof shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Sublease. This Sublease shall be binding upon Sublessor and Sublessee and shall inure to the benefit of Sublessor, Sublessee, Assignee, and the successors and assigns of Assignee.

     SECTION 10. INTEGRATED TRANSACTION. The transaction represented by the Operative Agreements is intended by the Participants to be one integrated transaction to provide for the secured financing of the Equipment pursuant to the Master Lease. In furtherance thereof, all indemnities, representations, warranties, covenants and obligations of any type of the Sublessee to any Participant contained in any Operative Agreement and any certificate or other document delivered in connection therewith or all amendments thereto are hereby incorporated by reference as if fully set forth herein.

     IN WITNESS WHEREOF, the parties hereto have executed this Sublease as of the day and year first above written.


                                           GRAND EQUIPMENT, INC.


                                           By:____________________________
                                           Name:  Joseph T. Murphy
                                           Title:  Chief Financial Officer
                                                   and Treasurer


                                           MGM GRAND HOTEL, INC.


                                           By:____________________________
                                           Name:  Joseph T. Murphy
                                           Title:  Secretary-Treasurer

                                   EXHIBIT D
                                       TO
                            PARTICIPATION AGREEMENT
                          (MGM Equipment Trust 1993-1)

                                    FORM OF
                                    GUARANTY


            ________________________________________________________
            ________________________________________________________


                                    GUARANTY

                         dated as of November 17, 1993



                                       of



                                MGM GRAND, INC.



                                  in favor of



                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,

                    not individually, but solely as Trustee



             _____________________________________________________
             _____________________________________________________

                               TABLE OF CONTENTS


                                                       Page
                                                       ----
SECTION  1      Guaranty.............................    1
SECTION  2      Guarantor's Obligations Unconditional    2
SECTION  3      Waiver and Agreement.................    4
SECTION  4      Waiver of Subrogation................    5
SECTION  5      Rights of the Beneficiaries..........    6
SECTION  6      Term of Guaranty Agreement...........    6
SECTION  7      Covenants of Guarantor...............    8
SECTION  8      Notices, etc.........................   10
SECTION  9      Severability of this Guaranty........   10
SECTION 10      Further Assurances...................   11
SECTION 11      Miscellaneous........................   11

                                    GUARANTY
                                    --------



     This GUARANTY (the "Guaranty"), dated as of November 17, 1993, of MGM Grand
                         --------
Inc., a Delaware corporation (the "Guarantor"), is made in favor of Norwest Bank
                                   ---------
Minnesota, National Association, a national banking association, not individually, but solely as trustee (the "Trustee") under the Trust Agreement
                                          -------
dated as of the date hereof between Grand Equipment, Inc., a Delaware corporation as grantor, and the Trustee for the benefit of the Certificate Holders and the Indemnitees. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such term in the Trust Agreement, unless the context otherwise requires.

     WHEREAS, the Guarantor is the direct beneficial owner of all the issued and outstanding capital stock of the Lessee and the Sublessee;

     AND WHEREAS, pursuant to the Sublease, the Sublessee has agreed to sublease the Equipment from the Lessee and concurrently transfer the Equipment, subject to the Sublease, to the Trustee and leaseback such Equipment pursuant to the Master Lease;

     AND WHEREAS, pursuant to the Sublease Assignment, the Lessee has assigned the Sublease to the Trustee;

     AND WHEREAS, the Certificate Purchasers are unwilling to purchase the Certificates as contemplated by the Participation Agreement, and the Trustee is unwilling to accept the trust unless the Guarantor executes this Guaranty and as an inducement to the Certificate Purchasers and the Trustee, the Guarantor is entering into this Guaranty and the guaranty provided for herein;

     AND WHEREAS, it is in the best interest of the Guarantor to execute this Guaranty inasmuch as the Guarantor will derive substantial direct and indirect benefits from the transactions contemplated by the Participation Agreement.

     NOW, THEREFORE, the Guarantor covenants and agrees as follows:

     SECTION 1  Guaranty.  The Guarantor, as primary obligor and not as surety,
                --------
hereby unconditionally and irrevocably guarantees to the Trustee (both individually and in its capacity as Trustee), the Certificate Holders and each other Indemnitee and their respective successors and assigns (individually, a "Beneficiary" and, collectively, the "Beneficiaries") as their respective
- ------------                          -------------
interests may appear: (a) The due, punctual and full payment by the Lessee and the Sublessee of all amounts (including, without limitation, amounts payable as damages in case of default) to be paid by the Lessee and/or the Sublessee pursuant to the Master Lease, the Sublease, the Participation Agreement, the Trust Agreement and/or any other Operative Agreement to which the Lessee or the Sublessee is or is to be a party whether such obligations now exist or arise hereafter, as and when the same shall become due and payable in accordance with the terms thereof; and (b) The due, prompt and faithful performance of, and compliance with, all other obligations, covenants, terms, conditions and undertakings of the Lessee and/or the Sublessee contained in the Participation Agreement, the Trust Agreement or any other Operative Agreements to which the Lessee or the Sublessee is or is to be a party in accordance with the terms thereof (such obligations referred to in clauses (a) and (b) above being hereinafter called the
               -----------     ---
"Obligations").  The Guarantor further agrees to pay any and all costs and
- ------------
expenses (including reasonable fees and disbursements of counsel) that may be paid or incurred by any Beneficiary in collecting any Obligations and/or in preserving or enforcing any rights under this Guaranty or under the Obligations.

     The Guaranty is a guaranty of payment, performance and compliance and not of collectability, is in no way conditioned or contingent upon any attempt to collect from or enforce performance or compliance by the Lessee or the Sublessee or upon any other event, contingency or circumstance whatsoever, and shall be binding upon and against the Guarantor without regard to the validity or enforceability of the Master Lease, the Sublease, the Participation Agreement, the Trust Agreement or any other Operative Agreement.

     If for any reason whatsoever the Lessee or the Sublessee shall fail or be unable duly, punctually and fully to pay such amounts as and when the same shall become due and payable or to perform or comply with any such obligation, covenant, term, condition or undertaking, the Guarantor will immediately pay or cause to be paid such amounts to the Person or Persons entitled to receive the same (according to their respective interests) under the terms of the Operative Agreements, as appropriate, or perform or comply with any such obligation, covenant, term, condition or undertaking or cause the same to be performed or complied with, together with interest on any amount due and owing from the date the same shall have become due and payable to the date of payment.

     SECTION 2  Guarantor's Obligations Unconditional.  The covenants and
                -------------------------------------
agreements of the Guarantor set forth in this Guaranty shall be primary obligations of the Guarantor, and such obligations shall be continuing, absolute and unconditional, shall not be subject to any counterclaim, setoff, deduction, diminution, abatement, recoupment, suspension, deferment, reduction or defense (other than full and strict compliance by the Guarantor with its obligations hereunder), whether based upon any claim that the Lessee, the Sublessee, the Guarantor, or any other Person may have against any Beneficiary or any other Person or otherwise, and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance or condition whatsoever (whether or not the Guarantor, the Lessee, or the Sublessee shall have any knowledge or notice thereof) including, without limitation:

     (a) Any amendment, modification, addition, deletion, supplement or renewal to or of or other change in the Obligations or any Operative Agreement or any of the agreements referred to in any thereof, or any other instrument or agreement applicable to any Operative Agreement or any of the parties to such agreements, or to the Equipment, or any assignment, mortgage or transfer thereof or of any interest therein, or any furnishing or acceptance of additional security for, guaranty of or right of offset with respect to, any of the Obligations; or the failure of any security or the failure of any Beneficiary to perfect or insure any interest in any collateral;

     (b) Any failure, omission or delay on the part of the Lessee or the Sublessee or any Beneficiary to conform or comply with any term of any instrument or agreement referred to in clause (a) above;
                                                 ----------

     (c) Any waiver, consent, extension, indulgence, compromise, release or other action or inaction under or in respect of any instrument, agreement, guaranty, right of offset or security referred to in clause
                                                                          ------
          (a) above or any obligation or liability of the Lessee, the Sublessee
          ---
          or any Beneficiary, or any exercise or non-exercise by any Beneficiary of any right, remedy, power or privilege under or in respect of any such instrument, agreement, guaranty, right of offset or security or any such obligation or liability;

     (d) Any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding with respect to the Lessee, the Sublessee, any Beneficiary or any other Person or any of their respective properties or creditors, or any action taken by any trustee or receiver or by any court in any such proceeding;

     (e) Any limitation on the liability or obligations of any Person under the Master Lease, the Sublease or any other Operative Agreement, the Obligations, any collateral security for the Obligations or any other guaranty of the Obligations or any discharge, termination, cancellation, frustration, irregularity, invalidity or unenforceability, in whole or in part, of any of the foregoing, or any other agreement, instrument, guaranty or security referred to in clause (a) above or any term of any thereof;
                         ----------

     (f) Any defect in the title, compliance with specifications, condition, design, operation or fitness for use of, or any damage to or loss or destruction of, or any interruption or cessation in the use of the Equipment by the Lessee, the Sublessee or any other Person for any reason whatsoever (including, without limitation, any governmental prohibition or restriction, condemnation, requisition, seizure or any other act on the part of any governmental or military authority, or any act of God or of the public enemy) regardless of the duration thereof (even though such duration would otherwise constitute a frustration of a lease), whether or not resulting from accident and whether or not without fault on the part of the Lessee, the Sublessee or any other Person;

     (g) Any merger or consolidation of the Lessee, the Sublessee or the Guarantor into or with any other corporation or any sale, lease or transfer of any of the assets of the Lessee, the Sublessee or the Guarantor to any other Person;

     (h) Any change in the ownership of any shares of capital stock of the Lessee, the Sublessee or any corporate change in the Lessee or the Sublessee; or

     (i) Any other occurrence or circumstance whatsoever, whether similar or dissimilar to the foregoing and any other circumstance that might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or that might otherwise limit recourse against the Guarantor.

     The obligations of the Guarantor set forth herein constitute the full recourse obligations of the Guarantor enforceable against it to the full extent of all its assets and properties, notwithstanding any provision in the Trust Agreement or any other agreements limiting the liability of any Beneficiary or any other Person, or any agreement by any Certificate Holder to look for payment with respect thereto, solely to the Trust Estate.

     SECTION 3  Waiver and Agreement.  The Guarantor waives any and all notice
                --------------------
of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by any Beneficiary upon this Guaranty or acceptance of this Guaranty, and the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guaranty. The Guarantor unconditionally waives, to the extent permitted by law: (a) Acceptance of this Guaranty and proof of reliance by any Beneficiary hereon; (b) Notice of any of the matters referred to in Section 2
                                                                    ---------
hereof, or any right to consent or assent to any thereof; (c) All notices that may be required by statute, rule of law or otherwise, now or hereafter in effect, to preserve intact any rights against the Guarantor, including without limitation, any demand, presentment, protest, proof or notice of nonpayment under the Participation Agreement, the Master Lease, the Sublease, the Trust Agreement or any other Operative Agreement, and notice of default or any failure on the part of the Lessee or the Sublessee to perform and comply with any covenant, agreement, term or condition of the Participation Agreement, the Master Lease, the Sublease, the Trust Agreement or any other Operative Agreement; (d) Any right to the enforcement, assertion or exercise against the Lessee or the Sublessee of any right, power, privilege or remedy conferred in the Participation Agreement, the Master Lease, the Sublease, the Trust Agreement or any other Operative Agreement or otherwise; (e) Any requirement of diligence on the part of any Person; (f) Any requirement of any Beneficiary to take any action whatsoever, to exhaust any remedies or to mitigate the damages resulting from a default by any Person under the Participation Agreement, the Master Lease, the Sublease, the Trust Agreement or any other Operative Agreement; (g) Any notice of any sale, transfer or other disposition by any Person of any right under, title to or interest in the Participation Agreement, the Master Lease, the Sublease, the Trust Agreement any other Operative Agreement, the Equipment or the Trust Estate; (h) any and all benefits under California Civil Code Sections 2809, 2810, 2819, 2825, 2845, 2846, 2847, 2848, 2849, 2850, 2899 and
3433 and California Code of Civil Procedure Sections 580a, 580b, 580d and 726; and (i) Any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety, or that might otherwise limit recourse against the Guarantor.

     The Guarantor agrees that this Guaranty shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Lessee or the Sublessee is rescinded or must be otherwise restored by any of the Beneficiaries, whether as a result of any proceedings in bankruptcy or reorganization or otherwise.

     The Guarantor further agrees that, without limiting the generality of this Guaranty, if an Event of Default shall have occurred and be continuing and the Trustee is prevented by applicable law from exercising its remedies under the Master Lease or the Sublease, the Trustee shall be entitled to receive hereunder from the Guarantor, upon demand therefor, the sums which would have otherwise been due from the Lessee or the Sublessee had such remedies been exercised.

     SECTION 4  Waiver of Subrogation.  The Guarantor hereby irrevocably waives
                ---------------------
any claim or other rights which it may now or hereafter acquire against the Lessee or Sublessee that arise from the existence, payment, performance or enforcement of the Guarantor's obligations under this Guaranty or any other Operative Agreement, including any right of subrogation, reimbursement, exoneration, or indemnification, any right to participate in any claim or remedy of the Beneficiaries against the Lessee or Sublessee or any Collateral which the Trustee now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including the right to take or receive from the Lessee or Sublessee, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to the Guarantor in violation of the preceding sentence and the Obligations shall not have been indefeasibly paid in cash, such amount shall be deemed to have been paid to the Guarantor for the benefit of, and held in trust for, the Beneficiaries, and shall forthwith be paid to the Trustee to be credited and applied pursuant to the terms of the Trust Agreement. The Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Participation Agreement and that the waiver set forth in this Section 4 is knowingly made in contemplation of such
                         ---------
benefits. Guarantor hereby absolutely, unconditionally and irrevocably waives and agrees not to assert or take advantage of any defense based upon an election of remedies by Trustee, including an election to proceed by non-judicial rather than judicial foreclosure, which destroys or impairs any right of subrogation of Guarantor or the right of Guarantor to proceed against any Person for reimbursement or both.

     SECTION 5  Rights of the Beneficiaries.  This Guaranty is made for the
                ---------------------------
benefit of, and shall be enforceable by, each Beneficiary as its interest may appear.

     SECTION 6  Term of Guaranty Agreement.  This Guaranty and all guaranties,
                --------------------------
covenants and agreements of the Guarantor contained herein shall continue in full force and effect and shall not be discharged until such time as all the Obligations shall be indefeasibly paid in full in cash and all the agreements of the Lessee, the Sublessee and the Guarantor hereunder and under the Master Lease, the Sublease, the Participation Agreement, the Trust Agreement and the other Operative Agreements shall have been duly performed. If, as a result of any bankruptcy, dissolution, reorganization, insolvency, arrangement or liquidation proceedings (or proceedings similar in purpose or effect) or if for any other reason, any payment received by any Beneficiary in respect of the Obligations is rescinded or must be returned by such Beneficiary, this Guaranty shall continue to be effective as if such payment had not been made and, in any event, as provided in the preceding sentence.

     SECTION 7  Covenants of Guarantor.  The Guarantor covenants and agrees with
                ----------------------
each Beneficiary that:

     (a) promptly following such filing, a copy of each regular or periodic report and any Current Report on Form 8-K filed by the Guarantor with any securities exchange or with the Securities and Exchange Commission or any successor agency, and the delivery of any Quarterly Report on Form 10-Q any Annual Report on Form 10-K in either case as filed with the Securities and Exchange Commission, shall be deemed to satisfy the Guarantor's obligations under Section 8(a)(i) and Section 8(a)(ii),
                                        ---------------     ----------------
          respectively, for the period covered by such reports; and

     (b) if the Guarantor shall cease to be subject to Section 13 or 15(d) of the Securities Exchange Act of 1934; and (B) the Trustee or any Certificate Holder of a Certificate at the time outstanding shall request that the Guarantor deliver to the Trustee, or to such Certificate Holder, information with respect to the Guarantor that meets the requirements of Rule 144A(d)(4)(i) of such Act (or any successor provision), then: (x) Promptly following the receipt by the Guarantor of that request, the Guarantor shall deliver such information to the Trustee, or to such Certificate Holder; and (y) such information shall, at the time of such delivery, be as of a date so as to be entitled to the presumption that such information is "reasonably current", within the meaning of Rule 144A(d)(4)(ii) of such Act (or any successor provision).

     SECTION 8  Notices, etc.  All notices, demands, requests, consents,
                -------------
approvals and other instruments hereunder shall be in writing and shall be deemed to have been properly given if given as provided for in Section 10.4 of
                                                               ------------
the Participation Agreement.

     SECTION 9  Severability of this Guaranty.  In case any provisions of this
                -----------------------------
Guaranty or any application thereof shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions and statements and any other application thereof shall not in any way be affected or impaired thereby. To the extent permitted by law, the Guarantor hereby waives any provision of law that renders any term or provision hereof invalid or unenforceable in any respect.

     SECTION 10   Further Assurances.  The Guarantor hereby agrees to execute
                  ------------------
and deliver all such instruments and take all such action as the Trustee or any other Beneficiary may from time to time reasonably request in order to fully effectuate the purposes of this Guaranty.

     SECTION 11  Miscellaneous.  THIS GUARANTY SHALL IN ALL RESPECTS BE GOVERNED
                 -------------
BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. This Guaranty shall be binding upon the Guarantor and its successors, transferees and assigns and inure to the benefit of and be enforceable by the respective successors, transferees, and assigns of the Beneficiaries, provided, however, that the
                                               --------  -------
Guarantor may not assign any of its obligations hereunder without the prior written consent of the Trustee and each Certificate Holder. The table of contents and headings in this Guaranty are for purposes of reference only, and shall not limit or otherwise affect the meaning hereof. This Guaranty may be executed in any number of counterparts and by different parties hereto on separate counterparts, each executed counterpart constituting an original, but all of which together shall constitute one agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Guaranty to be executed as of the date first above written.

                         MGM Grand, Inc.



                                           By:  ___________________________
                                           Name Printed:  Joseph T. Murphy
                                           Title:  Vice President and
                                                   Chief Financial Officer

                                   EXHIBIT E
                                       TO
                            PARTICIPATION AGREEMENT
                          (MGM Equipment Trust 1993-1)

                            FORM OF PLEDGE AGREEMENT



                                PLEDGE AGREEMENT


                         Dated as of November 17, 1993


                                    made by


                          MGM GRAND, INC., as Pledgor


                                  in favor of


                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                    not individually, but solely as Trustee

                                TABLE OF CONTENTS
                                -----------------
                                                           PAGE
                                                           ----
                                   ARTICLE I
                                     PLEDGE

SECTION 1.1.  Grant of Security Interest..................    2
SECTION 1.2.  Security for Obligations....................    2
SECTION 1.3.  Delivery of CD Collateral...................    2
SECTION 1.4.  Interest on Certificates of Deposit.........    2
SECTION 1.5.  Continuing Security Interest................    2
SECTION 1.6.  Security Interest Absolute..................    3
SECTION 1.7.  Waiver of Subrogation.......................    4

                                   ARTICLE II
                            RELEASE AND REINVESTMENT

SECTION 2.1.  Partial Release.............................    5
SECTION 2.2.  Reinvestment................................    5

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

                                   ARTICLE IV
                                   COVENANTS

SECTION 4.1.  Protect Collateral; Further Assurances, etc.   7
SECTION 4.2.  Continuous Pledge...........................   8
SECTION 4.3.  Voting Rights; Dividends, etc...............   8

                                   ARTICLE V
                                  THE TRUSTEE

SECTION 5.1.  Trustee Appointed Attorney-in-Fact..........   8
SECTION 5.2.  Trustee May Perform.........................   9
SECTION 5.3.  Trustee Has No Duty.........................   9
SECTION 5.4.  Reasonable Care.............................   9

                                   ARTICLE VI
                                    REMEDIES

SECTION 6.1.  Certain Remedies............................   10
SECTION 6.2.  Compliance with Restrictions................   11
SECTION 6.3.  Application of Proceeds.....................   11
SECTION 6.4.  Indemnity and Expenses......................   11

                                  ARTICLE VII
                            MISCELLANEOUS PROVISIONS

SECTION 7.1.  Operative Agreement.........................   12
SECTION 7.2.  Amendments, etc.............................   12

SECTION 7.3.  Protection of CD Collateral.............   12
SECTION 7.4.  Addresses for Notices...................   12
SECTION 7.5.  Section Captions........................   13
SECTION 7.6.  Severability............................   13
SECTION 7.7.  Governing Law, Entire Agreement, etc....   13

                               PLEDGE AGREEMENT
                               ----------------

     THIS PLEDGE AGREEMENT (this "Pledge Agreement"), dated as of November 17, 1993, made by MGM Grand, Inc., a Delaware corporation (the "Pledgor"), in favor of Norwest Bank Minnesota, N.A., not individually, but solely as trustee (the "Trustee") under the Trust Agreement (the "Trust Agreement"), dated as of the date hereof, between Grand Equipment, Inc., a Delaware corporation (the "Lessee"), as grantor, and the Trustee, as trustee.

     WHEREAS, pursuant to a Participation Agreement (the "Participation Agreement"), dated as of November 9, 1993 entered into among MGM Grand, Inc., a Nevada corporation, the Lessee, the Pledgor, the Persons named on Schedule I thereto and the Trustee, not in its individual capacity, except as otherwise expressly provided therein, but solely as trustee under the Trust Agreement, the Certificate Purchasers have agreed to purchase certain Certificates;

     WHEREAS, capitalized terms used but not otherwise defined herein (including those terms used in the foregoing recitals) shall have the meanings specified in
Schedule X to the Participation Agreement unless the context otherwise requires;

     WHEREAS, the Pledgor is the direct beneficial owner of all of the issued and outstanding capital stock of the Lessee and the Sublessee;

     WHEREAS, as a condition precedent to the purchase of the Certificates, the Pledgor is required to execute and deliver this Pledge Agreement;

     WHEREAS, it is in the best interests of the Pledgor to execute this Pledge Agreement inasmuch as the Pledgor will derive substantial direct and indirect benefits from the purchase of the Certificates by the Certificate Purchasers; and

     WHEREAS, the Pledgor has duly authorized the execution, delivery and performance of this Pledge Agreement.

     NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Certificate Purchasers to purchase the Certificates pursuant to the Participation Agreement, the Pledgor agrees, for the benefit of the Trustee and each Certificate Holder, as follows:

                                   ARTICLE I

                                    PLEDGE

     SECTION 1.1.  Grant of Security Interest.  The Pledgor hereby pledges,
                   --------------------------
hypothecates, assigns, charges, mortgages, delivers, and transfers to the Trustee, for its benefit and the benefit of each of the Certificate Holders pursuant to the Trust Agreement, and hereby grants to the Trustee, for its benefit and the benefit of each of the Certificate Holders pursuant to the Trust Agreement of a continuing security interest in, all of the following property (the "CD Collateral"):

          (a) The certificates of deposit identified in Schedule I hereto and all certificates of deposit acquired by reason of the reinvestment of the proceeds thereof (the "Certificates of Deposit");

          (b) All interest and other payments and rights with respect to the Certificates of Deposit; and

          (c)  All proceeds of any of the foregoing.

     SECTION 1.2.  Security for Obligations.  This Pledge Agreement secures the
                   ------------------------
payment in full of all Obligations as such term is defined in the Guaranty.

     SECTION 1.3.  Delivery of CD Collateral.  All certificates representing or
                   -------------------------
evidencing any CD Collateral, including all Certificates of Deposit, shall be delivered free to Norwest Bank Minnesota, National Association, Corporate Trust Department, with interest and/or principal delivered via federal wire to Norwest Bank Minnesota, National Association; ABA No. 091000019, Attention: Income Collections; Reference: MGM Equipment Trust No. 1993-1; Payable date _________________; Account No.: 13047101, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank.

     SECTION 1.4.  Interest on Certificates of Deposit.  In the event that any
                   -----------------------------------
interest is to be paid on any CD Collateral at a time when no Event of Default or event which with the giving of notice and/or passage of time could become an Event of Default shall exist, such interest shall upon receipt be paid by the Trustee to the Pledgor. If any such Event of Default or event has occurred and is continuing, then any such interest shall be paid directly to the Trustee.

     SECTION 1.5.  Continuing Security Interest.  This Pledge Agreement shall
                   ----------------------------
create a continuing security interest in the CD Collateral and shall:

          (a) Remain in full force and effect until the earlier of: (i) Indefeasible payment in full in cash of all Obligations and the termination of the Trust Agreement in accordance with the terms thereof; and (ii) the release of all CD Collateral pursuant to the terms of Article II hereto;

          (b) Be binding upon the Pledgor and its successors, transferees and assigns; and

          (c) Inure, together with the rights and remedies of the Trustee hereunder, to the benefit of the Trustee and each Certificate Holder from time to time.

Upon the reversion of the Trust Estate to the Grantor, the security interest granted herein shall terminate and all rights to the CD Collateral shall revert to the Pledgor. Upon any such termination, the Trustee will, at the Pledgor's sole expense, deliver to the Pledgor, without any representations, warranties or recourse of any kind whatsoever, all certificates and instruments representing or evidencing all CD Collateral, and execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

     SECTION 1.6.  Security Interest Absolute.  All rights of the Trustee and
                   --------------------------
the security interests granted to the Trustee hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional, irrespective of:

          (a) Any lack of validity or enforceability of the Participation Agreement, the Trust Agreement, the Certificates or any other Operative Agreement;

          (b)  The failure of the Trustee or any Certificate Holder:

               (i) To assert any claim or demand or to enforce any right or remedy against the Lessee, the Sublessee, the Guarantor, the Issuer of the Letter of Credit, or any other Person under the provisions of the Operative Agreements or otherwise; or

               (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any Obligation;

          (c) Any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations or any other extension, compromise or renewal of any Obligation;

          (d) Any reduction, limitation, impairment or termination of any Obligation for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Pledgor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligation or otherwise;

          (e) Any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Participation Agreement, the Trust Agreement, any Certificate or any other Operative Agreement;

          (f) Any addition, exchange, release, surrender or non-perfection of any collateral (including the CD Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Obligations; or

          (g) Any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Lessee, the Sublessee, any surety or any guarantor.

     SECTION 1.7.  Waiver of Subrogation.  The Pledgor hereby irrevocably waives
                   ---------------------
any claim or other rights which it may now or hereafter acquire against the Lessee or the Sublessee that arise from the existence, payment, performance or enforcement of the Pledgor's obligations under this Pledge Agreement or any other Operative Agreement, including any right of subrogation, reimbursement, exoneration, or indemnification, any right to participate in any claim or remedy of the Trustee or Certificate Holders against the Lessee or the Sublessee or any collateral which the Trustee now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including the right to take or receive from the Lessee or Sublessee, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to the Pledgor in violation of the preceding sentence and the Obligations shall not have been paid in cash in full, such amount shall be deemed to have been paid to the Pledgor for the benefit of, and held in trust for, the Trustee and Certificate Holders, and shall forthwith be paid to the Trustee to be credited and applied upon the Obligations, whether matured or unmatured. The Pledgor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Participation Agreement and that the waiver set forth in this Section 1.6, is knowingly made
                                                -----------
in contemplation of such benefits.

                                  ARTICLE II

                            RELEASE AND REINVESTMENT

     SECTION 2.1.  Partial Release.  Certificates of Deposit shall be released
                   ---------------
from the security interest granted herein from time to time when and as the conditions for partial release contained in Section 3.2 of the Participation
                                            -----------
Agreement have been satisfied to the reasonable satisfaction of the Trustee but no more frequently than twice per calendar month and no earlier than one month after the Effective Date. The Certificates of Deposit released shall have a principal amount equal to the maximum aggregate principal amount of Certificates of Deposit subject to this Pledge Agreement which is equal to or less than the amount for which the conditions to release have been satisfied pursuant to
Section 3.2 of the Participation Agreement.  Upon any such partial release, the
- -----------
Trustee will, at the Pledgor's sole expense, deliver to the Pledgor, without representations, warranties or recourse of any kind whatsoever, all certificates and instruments representing or evidencing the Certificates of Deposit selected by the Trustee for release pursuant to the standard described above, if any, and execute and deliver to Pledgor such documents as the Pledgor shall reasonably request to evidence such release.

     SECTION 2.2.  Reinvestment.  If any Certificate of Deposit shall mature
                   ------------
while it is subject to this Pledge Agreement, the proceeds payable at the time of such maturity shall be paid to the Trustee. The proceeds representing interest shall be applied in the manner described at Section 1.4 hereof. The
                                                     -----------
proceeds representing principal shall be invested by the Trustee from time to time as directed by the Pledgor in writing, at the expense and risk of Pledgor, in certificates of deposit maturing within 90 days after such investment issued by commercial banks organized under the laws of the United States of America or of a political subdivision having a combined capital and surplus in excess of $1,000,000,000 and rated "B" or better by Thompson Bank Watch, Inc., provided that the aggregate amount at any one time so invested in certificates of deposit issued by any one bank shall not exceed $5,000,000. The certificates of deposit so acquired shall be subject to the grant of security interest contained in this Pledge Agreement.


                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     The Pledgor represents and warrants unto the Trustee and each Certificate Purchaser, as at the date of each pledge and delivery hereunder by the Pledgor to the Trustee of any CD Collateral, as follows:

          (a) Pledgor is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware;

          (b) Pledgor is duly qualified or licensed and in good standing as a foreign corporation authorized to do business in each other jurisdiction where, because of the nature of its respective activities or properties, such qualification or licensing is required, except for such jurisdictions where the failure to be so qualified or licensed will not materially adversely affect the consolidated condition (financial or otherwise), business, prospects or operations of Pledgor and its respective consolidated subsidiaries;

          (c) Pledgor has all requisite corporate power and authority to execute, deliver, and perform its obligations under this Pledge Agreement;

          (d) The execution and delivery by Pledgor of this Pledge Agreement and the performance by Pledgor of its obligations thereunder, have been duly authorized by all necessary corporate action (including any necessary stockholder action) on its part, and do not and will not: (i) Violate any provision of any law, rule or regulation presently in effect having applicability to Pledgor or of any order, writ, judgment, decree, determination or award presently in effect having applicability to Pledgor or of the charter or bylaws of Pledgor; or (ii) result in a breach of or constitute a default under any indenture or loan or credit agreement, or result in a breach of or constitute a default under any other agreement or instrument to which Pledgor is a party or by which Pledgor or its respective properties may be bound or affected; or (iii) result in, or require, the creation or imposition of any lien or security interest of any nature upon or with respect to any of the properties now owned or hereafter acquired by Pledgor (other than the security interest contemplated by the Master Lease and this Pledge Agreement), and Pledgor is not in default under or in violation of its charters or bylaws;

          (e) The Pledge Agreement constitutes the legal, valid and binding obligation of Pledgor, enforceable against Pledgor, in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity;

          (f) There is no litigation (including, without limitation, derivative actions), arbitration or governmental proceedings pending or, to the knowledge of Pledgor, threatened against Pledgor which may adversely affect the consolidated condition (financial or otherwise), business, prospects or operations of Pledgor or its consolidated subsidiaries or impair Pledgor's ability to perform its obligations under the Pledge Agreement;

          (g) No authorization, consent, approval, license or formal exemption from, nor any filing, declaration or registration with, any court, governmental agency or regulatory authority (Federal, state, local or foreign), including, without limitation, the Securities and Exchange Commission, or with any securities exchange, or any other Person is or will be required in connection with the execution and delivery by Pledgor of the Pledge Agreement, the performance by Pledgor of its obligations under the Pledge Agreement, the Pledge of the CD Collateral pursuant to the Pledge Agreement or the exercise by the Trustee of rights provided in this Pledge Agreement with respect to the CD Collateral;

          (h) The Pledgor is the legal and beneficial owner of, and has good and marketable title to (and has full right and authority to pledge and assign) the CD Collateral, free and clear of all liens, security interests, options, or other charges or encumbrances, except any lien or security interest granted pursuant hereto in favor of the Trustee;

          (i) The delivery of the CD Collateral to the Trustee is effective to create a valid, perfected, first priority security interest in the CD Collateral and all proceeds thereof, securing the Obligations. No filing or other action will be necessary to perfect or protect such security interest; and

          (j) The Pledgor is in compliance with the requirements of all applicable laws (including, without limitation, the provisions of the Fair Labor Standards Act), rules, regulations and orders of every governmental authority, the non-compliance with which might materially adversely affect the business, properties, assets, operations, condition (financial or otherwise) or prospects of the Pledgor or the value of the CD Collateral or the worth of the CD Collateral as collateral security.


                                   ARTICLE IV

                                   COVENANTS

     SECTION 4.1.  Protect Collateral; Further Assurances, etc.  The Pledgor
                   --------------------------------------------
will not sell, assign, transfer, pledge, or encumber in any other manner the CD Collateral (except in favor of the Trustee hereunder). The Pledgor will warrant and defend the right and title herein granted unto the Trustee in and to the CD Collateral (and all right, title, and interest represented by the CD Collateral) against the claims and demands of all Persons whomsoever. The Pledgor agrees that at any time, and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments, and take all further action, that may be necessary or desirable, or that the Trustee (pursuant to a request under Section 7.2 of the Trust Agreement) may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Trustee to exercise and enforce its rights and remedies hereunder with respect to any CD Collateral.

     SECTION 4.2.  Continuous Pledge.  Subject to Sections 1.4 and 2.1, the
                   -----------------              ------------     ---
Pledgor will, at all times, keep pledged to the Trustee pursuant hereto all CD Collateral and other securities, instruments, proceeds, and rights from time to time received by or distributable to the Pledgor in respect of any CD Collateral.

     SECTION 4.3.  Interest and Proceeds.  The Pledgor agrees that after any
                   ---------------------
Event of Default or event which with the giving of notice and/or passage of time could become an Event of Default shall have occurred, promptly upon receipt thereof by the Pledgor and without any request therefor by the Trustee, to deliver (properly endorsed where required hereby or requested by the Trustee) to the Trustee all interest, all principal, all other cash payments, and all proceeds of the CD Collateral, all of which shall be held by the Trustee as additional CD Collateral for use in accordance with Section 6.3. All interest,
                                                    -----------
principal, cash payments, and proceeds which may at any time and from time to time be held by the Pledgor but which the Pledgor is then obligated to deliver to the Trustee, shall, until delivery to the Trustee, be held by the Pledgor separate and apart from its other property in trust for the Trustee.


                                   ARTICLE V

                                  THE TRUSTEE

     SECTION 5.1.  Trustee Appointed Attorney-in-Fact.  The Pledgor hereby
                   ----------------------------------
irrevocably appoints the Trustee the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Trustee's discretion, to take any action and to execute any instrument which the Trustee may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including without limitation:

          (a) To ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the CD Collateral;

          (b) To receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above; and
                                                     ----------

          (c) To file any claims or take any action or institute any proceedings which the Trustee may deem necessary or desirable for the collection of any of the CD Collateral or otherwise to enforce the rights of the Trustee with respect to any of the CD Collateral.

The Pledgor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section 5.1 is irrevocable and coupled with an
                         -----------
interest.

     SECTION 5.2.  Trustee May Perform.  If the Pledgor fails to perform any
                   -------------------
agreement contained herein, the Trustee may itself perform, or cause performance of, such agreement, and the expenses of the Trustee incurred in connection therewith shall be payable by the Pledgor pursuant to Section 6.4.
                                                      -----------

     SECTION 5.3.  Trustee Has No Duty.  The powers conferred on the Trustee
                   -------------------
hereunder are solely to protect its interest (on behalf of the Certificate Holders) in the CD Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any CD Collateral in its possession and the accounting for moneys actually received by it hereunder, the Trustee shall have no duty as to any CD Collateral or responsibility for:

          (a) Ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any CD Collateral, whether or not the Trustee has or is deemed to have knowledge of such matters, or

          (b) Taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any CD Collateral.

     SECTION 5.4.  Reasonable Care.  The Trustee is required to exercise
                   ---------------
reasonable care in the custody and preservation of any of the CD Collateral in its possession; provided, however, the Trustee shall be deemed to have exercised
                --------  -------
reasonable care in the custody and preservation of any of the CD Collateral, if it takes such action for that purpose as the Pledgor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Trustee to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

                                   ARTICLE VI

                                    REMEDIES

     SECTION 6.1.  Certain Remedies.  If any Event of Default shall have
                   ----------------
occurred:

          (a) The Trustee may exercise in respect of the CD Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the Uniform Commercial Code as in effect from time to time in the State of California ("U.C.C.") (whether or not the U.C.C. applies to the affected CD Collateral) and also may, without notice except as specified below, sell the CD Collateral or any part thereof in one or more parcels at public or private sale, at any of the Trustee's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Trustee may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Trustee shall not be obligated to make any sale of CD Collateral regardless of notice of sale having been given. The Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned; and

          (b)  The Trustee may:

               (i) Transfer all or any part of the CD Collateral into the name of the Trustee or its nominee, with or without disclosing that such CD Collateral is subject to the lien and security interest hereunder;

               (ii) notify the parties obligated on any of the CD Collateral to make payment to the Trustee of any amount due or to become due thereunder;

               (iii) enforce collection of any of the CD Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto;

               (iv) endorse any checks, drafts, or other writings in the Pledgor's name to allow collection of the CD Collateral;

               (v)  take control of any proceeds of the CD Collateral; and

               (vi) execute (in the name, place and stead of the Pledgor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the CD Collateral.

     SECTION 6.2.  Compliance with Restrictions.  The Pledgor agrees that in any
                   ----------------------------
sale of any of the CD Collateral whenever an Event of Default shall have occurred, the Trustee is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such CD Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and the Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Trustee be liable nor accountable to the Pledgor for any discount allowed by the reason of the fact that such CD Collateral is sold in compliance with any such limitation or restriction.

     SECTION 6.3.  Application of Proceeds.  All cash proceeds received by the
                   -----------------------
Trustee in respect of any sale of, collection from, or other realization upon, all or any part of the CD Collateral may, in the discretion of the Trustee, be held by the Trustee as additional collateral security for, or then or at any time thereafter be applied in the manner provided in Article V of the Trust
                                                     ---------
Agreement.

     SECTION 6.4.  Indemnity and Expenses.  The Pledgor hereby indemnifies and
                   ----------------------
holds harmless the Trustee from and against any and all claims, losses, and liabilities arising out of or resulting from this Pledge Agreement (including enforcement of this Pledge Agreement), except claims, losses, or liabilities resulting from the Trustee's gross negligence or wilful misconduct. Upon demand, the Pledgor will pay to the Trustee the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Trustee may incur in connection with:

          (a) The administration of this Pledge Agreement, the Participation Agreement and each other Operative Agreement;

          (b) The custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any of the CD Collateral;

          (c) The exercise or enforcement of any of the rights of the Trustee hereunder; or

          (d) The failure by the Pledgor to perform or observe any of the provisions hereof.


                                  ARTICLE VII

                            MISCELLANEOUS PROVISIONS

     SECTION 7.1.  Operative Agreement.  This Pledge Agreement is an Operative
                   -------------------
Agreement executed pursuant to the Participation Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

     SECTION 7.2.  Amendments, etc.  No amendment to or waiver of any provision
                   ---------------
of this Pledge Agreement nor consent to any departure by the Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the Trustee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

     SECTION 7.3.  Protection of CD Collateral.  The Trustee may from time to
                   ---------------------------
time, at its option, perform any act which the Pledgor agrees hereunder to perform and which the Pledgor shall fail to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence of an Event of Default) and the Trustee may from time to time take any other action which the Trustee reasonably deems necessary for the maintenance, preservation or protection of any of the CD Collateral or of its security interest therein.

     SECTION 7.4.  Addresses for Notices.  All notices and other communications
                   ---------------------
provided for hereunder shall be in writing and shall be deemed to have been duly given when delivered personally, facsimilied (and confirmed, which confirmation may be mechanized) or otherwise actually received or five Business Days after being deposited in the United States mail, certified, postage prepaid, addressed to the address specified for such Person in the Participation Agreement.

     SECTION 7.5.  Section Captions.  Section captions used in this Pledge
                   ----------------
Agreement are for convenience of reference only, and shall not affect the construction of this Pledge Agreement.

     SECTION 7.6.  Severability.  Wherever possible each provision of this
                   ------------
Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

     SECTION 7.7.  Governing Law, Entire Agreement, etc.  THIS PLEDGE AGREEMENT
                   ------------------------------------
SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR CD COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF CALIFORNIA. THIS PLEDGE AGREEMENT AND THE OTHER OPERATIVE AGREEMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

     IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                           MGM GRAND, INC.


                                           By:________________________________
                                           Name Printed:  Joseph T. Murphy
                                           Title:  Vice President and
                                                   Chief Financial Officer


                                           NORWEST BANK MINNESOTA, National
                                           Association, not individually,
                                           but solely as Trustee


                                           By:________________________________
                                           Name Printed:  Carter Dreblow
                                           Title:  Vice President

                                   EXHIBIT F
                                       TO
                            PARTICIPATION AGREEMENT
                          (MGM Equipment Trust 1993-1)

                                    FORM OF
                                LETTER OF CREDIT


                          IRREVOCABLE LETTER OF CREDIT
             BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION
                   INTERNATIONAL TRADE BANKING DIVISION #5655
                               333 SOUTH BEAUDRY
                         LOS ANGELES, CALIFORNIA  90017
                    ATTENTION:  DIRECT PAY LETTER OF CREDIT

                                                               November 17, 1993

Letter of Credit No. ___________________

Norwest Bank Minnesota, National Association not individually, but solely as Trustee of MGM Equipment Trust 1993-1
Corporate Trust Department
6th & Marquette
Minneapolis, MN  55479-0069

Attention: Carter Dreblow

Gentlemen:

          At the request and on the instructions of our customer, MGM Grand Inc., a Delaware corporation, we, the undersigned bank (herein called the "Issuer"), hereby establish in your favor this irrevocable Letter of Credit in
 -------
the maximum aggregate amount of Seven Million Dollars ($7,000,000) (the portion of such maximum aggregate amount available in accordance with this Letter of Credit, is herein called the "Stated Amount").
                              -------------

          The Stated Amount available to be drawn under this Letter of Credit shall at all times be equal to the lesser of: (a) the maximum amount specified above; and (b) the amount set forth in a certificate delivered from time to time in the form of Schedule I hereto as being twenty-percent (20%) of the amount which the aggregate unpaid principal amount (exclusive of interest, premium, if any, and interest on interest, if any) of outstanding Class A-1 Certificates, as described in that certain Trust Agreement ("Trust Agreement"), dated as of the
                                            ---------------
date hereof, between Grand Equipment, Inc., a Delaware corporation, as grantor, and you, as trustee, has not exceeded for more than ninety (90) calendar days. To the extent not otherwise defined, capitalized terms shall have the meaning assigned to such terms in the Trust Agreement, unless the context otherwise requires.

          Subject to the other provisions of this Letter of Credit, you are hereby irrevocably authorized to make one demand for payment hereunder by presentation to the Issuer, at its above address, of your certificate in the form of Schedule II hereto, duly completed, either: (a) in the form of a letter
        -----------
on your letterhead signed by a person purporting to be a Responsible Officer; or
(b) in the form of a Telex or other writing transmitted by any telecommunication facility, sent by a person purporting to be a Responsible Officer.

          Demand for payment may be made by you under this Letter of Credit prior to the expiration hereof at any time during the Issuer's business hours at its aforesaid address in Los Angeles, California (or, such other office as shall have been designated to you in writing by the Issuer), on a Business Day. If demand for payment is made by you hereunder at or prior to 10:00 A.M., Los Angeles time, on a Business Day, and provided that such demand for payment and the documents presented in connection therewith conform to the terms and conditions hereof, payment shall be made to you of the amount demanded, in immediately available funds, not later than 2:00 P.M., Los Angeles time on the next succeeding Business Day. If demand for payment is made by you hereunder after 10:00 A.M., Los Angeles time, on a Business Day, and provided that such demand for payment and the documents presented in connection therewith conform to the terms and conditions hereof, payment shall be made to you of the amount demanded, in immediately available funds, not later than 2:00 P.M., Los Angeles time, on the second next succeeding Business Day. If a demand for payment made by you hereunder does not, in any instance, conform to the terms and conditions of this Letter of Credit, the Issuer shall give you prompt notice that the purported demand was not effected in accordance with the terms and conditions of this Letter of Credit, stating the reasons therefor and that the Issuer is holding any documents at your disposal or is returning the same to you, as the Issuer may elect. Upon being notified that the purported demand was not effected in accordance with this Letter of Credit, you may attempt to correct any such non-conforming demand for payment if, and to the extent that, you are entitled (without regard to the provisions of this sentence) and able to do so.

          Only you or your designated transferee may make a drawing under this Letter of Credit. Upon payment of the amount specified in a demand presented hereunder, the Issuer shall be fully discharged of its obligation under this Letter of Credit with respect to such demand and shall not thereafter be obligated to make any further payments under this Letter of Credit with respect to such demand.

          This Letter of Credit shall automatically terminate on the Issuer's close of business at its aforesaid address in Los Angeles, California, or such substitute office designated by the Issuer, on March 31, 1999 or, if said date shall not be a Business Day, on the first Business Day next succeeding said date. No drawing may be made on this Letter of Credit after such automatic termination.

          This Letter of Credit sets forth in full the terms of our undertaking, and this undertaking shall not in any way be modified, amended or amplified by reference to any document, instrument or agreement referred to herein (except the Uniform Customs (hereinafter defined), the certificates in the forms of Schedules I, II and III hereto and definitions of undefined capitalized terms
- -----------  --     ---
used herein) or in which this Letter of Credit is referred to (except the certificates in the forms of Schedules I, II and III hereto) or to which this
                             -----------  --     ---
Letter of Credit relates and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement.

          All documents presented to the Issuer in connection with any demand for payment hereunder, as well as all notices and other communications to the Issuer in respect of this Letter of Credit, shall be in writing and addressed and presented to Bank of America National Trust and Savings Association of Los Angeles, California, at its above address, or such substitute office designated by the Issuer, and shall make specific reference to this Letter of Credit by number. Such documents, notices and other communications shall be personally delivered to the Issuer or, if appropriate, may be sent to the Issuer by Telex, TWX or facsimile, to the following number(s), as applicable:

                     Telex No:  67652
                     TWX No:
                     Facsimile No:  (213) 345-6694

          This Letter of Credit shall be deemed to be a contract made under the laws of the State of California and shall be governed by and construed in accordance with the laws of said State, without regard to principles of conflicts of law and shall be subject to the Uniform Customs and Practice for Documentary Credits (1983 Revision), International Chamber of Commerce, Publication No. 400 (the "Uniform Customs"), provided that all references to the
                          ---------------
"Issuing Bank" in such Uniform Customs shall be deemed to refer to the Issuer. In the event of a conflict between the laws of the State of California and the Uniform Customs, the Uniform Customs shall prevail.

          This Letter of Credit is transferable to any transferee(s) who has
(have) succeeded to your interest in the Trust Estate. Upon any such transfer, this Letter of Credit may be successively transferred in the same manner to any further successor(s). Transfer of this Letter of Credit to such transferee(s) shall be effected by the presentation to us of this Letter of Credit accompanied by a certificate substantially in the form of Schedule III hereto. Upon such
                                         ------------
presentation, we shall forthwith endorse such transfer on the reverse hereof and forward this Letter of Credit to the transferee(s) designated in such certificate. In case of any transfer of this Letter of Credit, any certificate accompanying a demand for payment hereunder must be executed by the transferee(s).

                                              Very truly yours,

                                              BANK OF AMERICA NATIONAL TRUST
                                              AND SAVINGS ASSOCIATION


                                              By____________________________



                                              By____________________________

                                  SCHEDULE I
                                      to
                           FORM OF LETTER OF CREDIT



Bank of America National Trust
  and Savings Association
International Trade Banking Division #5655
333 South Beaudry
Los Angeles, California  90017


Attention:  Direct Pay Letter of Credit

            Re:  Letter of Credit No. _____________

Gentlemen:

          We refer to your Letter of Credit No. ___________________ (the "Letter of Credit"). Capitalized terms defined in the Letter of Credit have the same meanings when used herein. The undersigned individuals, Responsible Officers of the undersigned, hereby certify as follows with respect to the Letter of Credit:

          (a) The aggregate unpaid principal amount (exclusive of interest, premium, if any, and interest on interest, if any) of outstanding Class A-1 Certificates as described in that certain Trust Agreement, dated as of November 9, 1993 between Grand Equipment, Inc., a Delaware corporation, as grantor, and ____________ as trustee has not exceeded $_____________ for more than ninety
(90) calendar days.

          (b) The amount which is 20% of such amount is $___________. Please reduce the Stated Amount of the Letter of Credit to such amount.

          IN WITNESS WHEREOF, this Certificate has been executed this _____ day of ___________________, 199__.


                                                MGM Grand, Inc.



                                                By:___________________________
                                                Name Printed:_________________
                                                Its:__________________________

                                            Norwest Bank Minnesota, National
                                            Association, not individually,
                                            but solely as Trustee

                                            By:___________________________
                                            Name Printed:_________________
                                            Its:__________________________

                                    SCHEDULE II
                                       to
                            FORM OF LETTER OF CREDIT



Bank of America National Trust
  and Savings Association
International Trade Banking Division #5655
333 South Beaudry
Los Angeles, California  90017


Attention:  Direct Pay Letter of Credit

            Re:  Letter of Credit No. _____________

Gentlemen:

          We refer to your Letter of Credit No. ___________________ (the "Letter of Credit"). Capitalized terms defined in the Letter of Credit have the same meanings when used herein. The undersigned individual, a Responsible Officer of the undersigned, hereby certifies as follows with respect to the Letter of
Credit:

          (i) The Trustee is the beneficiary under the Letter of Credit.

          (ii) An Event of Default under the Master Lease has occurred and is continuing.

          (c) We hereby make demand for payment under the Letter of Credit of the Stated Amount as of the date hereof which our records show to be U.S. $______________, and which demand is evidenced hereby.

          Please [deposit] [wire transfer] the amount hereby demanded [in our Account No. _________________ with] [to] _________________ at _______________.

          IN WITNESS WHEREOF, this Certificate has been executed this _____ day of ___________________, 199__.


                                           Norwest Bank Minnesota, National
                                           Association, not individually,
                                           but solely as Trustee

                                           By:___________________________
                                           Name Printed:_________________
                                           Its:__________________________

                                 SCHEDULE III
                                      to
                           FORM OF LETTER OF CREDIT



To:  Bank of America National Trust
      and Savings Association
     International Trade Banking Division #5655
     333 South Beaudry
     Los Angeles, California  90017


Attention:  Direct Pay Letter of Credit

            Re:  Letter of Credit No. _____________

Gentlemen:

          FOR VALUE RECEIVED, the undersigned beneficiary of the above described Letter of Credit No. __________ dated November 17, 1993 (the "Letter of Credit") issued by Bank of America National Trust and Savings Association (the "Issuer") hereby irrevocably transfers to

          [Insert name(s) and address(es) of successors]

all rights of the undersigned beneficiary to make demands for payment under the Letter of Credit in its entirety. The transferee is the successor in interest to the Trust Estate under the Trust Agreement (as such term is defined in the Letter of Credit).

          By this transfer all rights of the undersigned beneficiary in the Letter of Credit are transferred to the transferee(s) and the transferee(s) shall have the sole right as beneficiary thereof, including sole right relating to any amendments thereto whether now existing or hereafter made (including, without limitation, to increase the amount available thereunder or to extend the expiration date thereof). The transferee(s) is (are) to be advised directly of all amendments to be made to the Letter of Credit without necessity of any consent or notice to the undersigned.

          The Letter of Credit is returned herewith and the undersigned instructs the Issuer to endorse the transfer on the reverse side thereof and to
forward it directly to     [name]   , at            [address]           ,
                       _____________     _______________________________
Attention: _____________, with Issuer's customary notice of transfer and with a copy to the undersigned.

          IN WITNESS WHEREOF, this Certificate has been executed this ____ day of _______________, ____.


                                             Norwest Bank Minnesota, National
                                             Association, not individually,
                                             but solely as Trustee

                                             By:___________________________
                                             Name Printed:_________________
                                             Its:__________________________


                             Guaranty of Signature


                Authorized
                Signature_____________________________________________

                Name of Firm:_________________________________________

                Dated: ___________________, _____.

                              EXHIBIT G 2.2(b)(i)
                                       TO
                            PARTICIPATION AGREEMENT
                          (MGM Equipment Trust 1993-1)

                                    FORM OF
                           PURCHASE ORDER ASSIGNMENT



                           PURCHASE ORDER ASSIGNMENT
                           -------------------------

          This PURCHASE ORDER ASSIGNMENT, dated as of November 17, 1993, (this "Purchase Order Assignment") is among MGM Grand Hotel, Inc., a Nevada
- --------------------------
corporation (the "Sublessee"), Grand Equipment, Inc. a Delaware corporation (the
                  ---------
"Lessee") and Norwest Bank Minnesota, National Association, not individually but
 ------
as Trustee (the "Trustee") under the Trust Agreement, dated as of November 9,
                 -------
1993 (the "Trust Agreement"), between the Lessee and the Trustee.
           ---------------

          WHEREAS, capitalized terms used but not otherwise defined herein (including those used in the foregoing recitals) shall have the meanings specified in Schedule X to the Participation Agreement, dated as of November 9,
             ----------
1993 among the Sublessee, Lessee, MGM Grand, Inc. a Delaware corporation, the Persons listed in Schedule I, thereto, and the Trustee unless the context
                  ----------
otherwise requires;

          AND WHEREAS, the Sublessee and the Persons listed on Schedule I hereto
                                                               ----------
(the "Manufacturers"), are parties to certain Purchase Agreements identified on
      -------------
Schedule I hereto and previously or contemporaneously provided to the Trustee,
- ----------
providing, among other things, for the manufacture and/or installation by the Manufacturers and sale to the Sublessee of certain items of Equipment;

          AND WHEREAS, the Lessee wishes to acquire the Equipment and to assign its interest in the Equipment to the Trustee and the Sublessee, on the terms and conditions hereinafter set forth, is willing to assign to the Lessee and permit the Lessee to assign to the Trustee certain of the Sublessee's rights and interests under the Purchase Agreements, and the Lessee and Trustee are willing to accept such assignment, as hereinafter set forth.

          NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

          SECTION 1.  Assignment; Rights Reserved.  The Sublessee does hereby
                      ---------------------------
sell, assign, transfer and set over unto the Lessee and the Lessee does hereby sell, assign, transfer and set over unto the Trustee all of the Sublessee's right, title and interest in and to the Purchase Agreements as and to the extent that the same relates to the items of Equipment specified in Schedule I hereto and the purchase and operation
                                ----------
thereof, except to the extent reserved below, including, without limitation, in such assignment: (a) The right upon valid tender to the Manufacturer to purchase the respective items of Equipment pursuant to the respective Purchase Agreement at the respective purchase prices specified therein and the right to take title to the Equipment and be named the purchaser in all Certificates of Conveyance to be delivered by the Manufacturer for the Equipment substantially in the form of Exhibit G 2.2.(b)(iii) to the Participation Agreement; (b)
               ----------------------
Subject to the provisions of Section 3(a) hereof, all claims for damages in
                             ------------
respect of an item of Equipment arising as a result of any default by a Manufacturer under its Purchase Agreement, including, without limitation, all warranty and indemnity provisions in such Purchase Agreement in respect of the Equipment and all claims thereunder; and (c) Any and all rights of the Sublessee to compel performance of the terms of the Purchase Agreement in respect of the Equipment subject thereto including, without limitation, all warranty and indemnity provisions in the Purchase Agreement in respect of the Equipment subject thereto and all claims thereunder; reserving to the Sublessee, however:
                                           --------------------------  -------
(i) The right to select the closing dates under the Purchase Agreement and the items of Equipment subject thereto to be purchased on each such closing date;
(ii) so long as such Equipment shall be subject to the Sublease and the Trustee shall not have notified the Manufacturer in writing that an Event of Default has occurred and is continuing, all rights: (A) To demand, accept and retain all rights in and to all property (other than such items of Equipment), data and services which the Manufacturer is obligated to provide or does provide pursuant to the Purchase Agreement with respect to such items of Equipment; and (B) to obtain services, training, data and demonstrations pursuant to or in connection with the Purchase Agreement with respect to such items of Equipment; and (iii) all rights with respect to maintenance of representatives at the Manufacturer's plant pursuant to the Purchase Agreement or otherwise.

          The Sublessee does hereby constitute, effective at any time after the Trustee has declared the Master Lease to be in default (or the Master Lease shall be deemed to be declared in default pursuant to the terms thereof) and thereafter so long as the Sublessee has not remedied all Lease Defaults thereunder, the Trustee, its successors and assigns, the Sublessee's true and lawful attorney, irrevocably, with full power (in the name of the Sublessee or otherwise) to ask, require, demand and receive, any and all moneys and claims for moneys due and to become due under, or arising out of, the Purchase Agreement in respect of the items of Equipment subject thereto or any claims thereunder, to the extent that the same have been assigned by this Purchase Order Assignment and, for such period as the Trustee may exercise rights with respect thereto under this Purchase Order Assignment, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute (or, if previously commenced, assume control of) any proceedings and to obtain any recovery in connection therewith which the Trustee may deem to be necessary or advisable in the premises.

          SECTION 2.  Acceptance of Assignment.  Subject to the terms and
                      ------------------------
conditions hereof, the Lessee and the Trustee hereby accept the assignments contained in Section 1 hereof.
             ---------

          SECTION 3. Rights of Sublessee in Absence of Lease Event of Default.
                     ---------------------------------------------------------

          SECTION 3.1.  Rights of Sublessee.  Notwithstanding the foregoing, if
                        -------------------
and so long as no Event of Default shall have occurred and be continuing, the Trustee authorizes the Sublessee, to the exclusion of the Trustee, to exercise in the Sublessee's own name such rights and claims (other than the rights assigned pursuant to clause (a) of Section 1 hereof) of the buyer under the
                     ----------    ---------
Purchase Agreement, to retain any recovery or benefit resulting from the enforcement of any warranty or indemnity under any Purchase Agreement in respect of the items of Equipment subject thereto and all claims thereunder, and the Lessee and Trustee shall, at the Sublessee's expense, cooperate with the Sublessee and take such actions as the Lessee and Trustee reasonably deems necessary to enable the Sublessee to enforce such rights and claims; provided
                                                                     --------
that: (i) The Sublessee may not enter into any specification change notice or, except with respect to rights reserved to the Sublessee under Section 1 hereof,
                                                              ---------
other amendment, modification or supplement to the Purchase Agreements without the written consent or counter-signature of the Lessee and Trustee if such specification change notice, amendment, modification or supplement would: (A) Change the items of Equipment which the Lessee and Trustee are entitled to purchase thereunder; (B) result in any material adverse change in the value or utility of the items of Equipment from that contracted for as of the date hereof; (C) result in any rescission, cancellation or termination of the Purchase Agreement with respect to the items of Equipment; (D) postpone the date of delivery of the items of Equipment; or (E) affect the availability of remedies against the Manufacturer under the Purchase Agreement or otherwise; and
(ii) the Sublessee will use its reasonable efforts to cause deliveries to be made in accordance with the delivery schedule set forth in the Purchase Agreements and to prevent the non-delivery of any items of Equipment; and provided, further, that, upon the occurrence and continuance of an Event of
- --------  -------
Default: (i) The authorization given to the Sublessee to enforce such rights and claims pursuant to this Section 3.1 shall henceforth cease to be effective
                            -----------
and the Trustee shall, to the exclusion of the Lessee and Sublessee, be entitled to assert and enforce such rights and claims as substitute party plaintiff or otherwise, and the Lessee and Sublessee shall cooperate with the Trustee and take such action as the Trustee reasonably deems necessary to enable the Trustee to enforce such rights and claims, and the Trustee, if it shall elect to enforce such rights or claims, shall use its best effort to assert and enforce such rights and claims; and/or (ii) the Trustee shall be entitled to receive all proceeds resulting from any such action and, after deducting from the proceeds of any such action all reasonable costs and expenses, including attorneys' fees (including the allocated time charges of its internal counsel), that may have been incurred by the Trustee in connection with any such action of the Trustee or the Lessee or Sublessee, the Trustee may hold the remaining proceeds as security until all Events of Default shall have been cured or waived pursuant to the Master Lease or may apply all or any such remaining proceeds to the payment of any obligation of the Lessee, Sublessee or Guarantor to make payments at the time due under the Operative Agreements or to pay Rent at the time due under the Master Lease as the Trustee may elect, and the balance, if any, shall be payable to the Lessee when all such Events of Default shall have been cured or waived pursuant to the Master Lease. The Sublessee agrees to preserve and protect the Lessee's and Trustee's right under any warranty or indemnity made by the Manufacturers in the respective Purchase Agreements with respect to the Equipment, and the Lessee and Sublessee warrant that they will not take any action which will impair such rights of the Lessee or the Trustee, and covenant to act solely in compliance with any restrictions and requirements prerequisite to the continued existence, enforcement, validity and maintenance of any such warranty or indemnity.

          SECTION 3.2.  Notice to Manufacturer.  The Manufacturer shall not be
                        ----------------------
deemed to have knowledge of the existence of any Event of Default unless and until the Manufacturer shall have received written notice thereof addressed to it at its address for notice in its respective Purchase Agreement. If the Trustee has notified the Manufacturer of the existence of any such Event of Default by written notice thereof, it will also give prompt written notice to the Manufacturer when such Lease Default has been cured or waived. The Manufacturer shall be entitled to conclusively rely upon any such notice sent by the Trustee.

          SECTION 4.  Certain Rights and Obligations of the Parties.  (a) It is
                      ---------------------------------------------
expressly agreed that, anything herein contained to the contrary notwithstanding: (i) The Sublessee shall at all times remain liable to the Manufacturers under the Purchase Agreements to perform all the duties and obligations of the "Buyer" thereunder to the same extent as if this Purchase Order Assignment had not been executed; (ii) the exercise by the Lessee or Trustee of any of the rights assigned hereunder shall not release the Sublessee from any of its duties or obligations to the Manufacturers under the Purchase Agreements except to the extent that such exercise by the Lessee or Trustee shall constitute performance of such duties and obligations; and (iii) the Trustee shall not have any obligation or liability under the Purchase Agreements by reason of, or arising out of, this Purchase Order Assignment or be obligated to perform any of the obligations or duties of the Sublessee under the Purchase Agreement or to make any payment or to make any inquiry as to the sufficiency of any payment received by any of them or to present or file any claim or to take any other action to collect or enforce any claim for any payment assigned hereunder;

          (b) Without in any way releasing the Sublessee from any of its duties or obligations under the Purchase Agreement, the Trustee and Lessee confirm for the benefit of the Manufacturer that, insofar as the provisions of the Purchase Agreements relate to the Equipment, in exercising any rights under the Purchase Agreement, or in making any claim with respect to the Equipment or other goods and services delivered or to be delivered pursuant to the Purchase Agreement in connection therewith, the terms and conditions of the Purchase Agreement shall apply to, and be binding upon, the Trustee and Lessee to the same extent as the Sublessee, provided that nothing contained in this Purchase Order Assignment
           --------
shall in any way diminish or limit the provisions of the Lessee's or Sublessee's indemnities in Articles 7 and 8 of the Participation Agreement with respect to
               ----------     -
any liability of the Trustee to the Manufacturers in any way relating to or arising out of the Purchase Agreements; and

          (c) Nothing contained herein shall: (i) Subject any Manufacturer to any liability to which it would not otherwise be subject under its respective Purchase Agreement; (ii) modify in any respect the Manufacturers' contract rights thereunder; or (iii) require any Manufacturer to divest itself of title to or possession of any item of Equipment until payment therefor as provided in the Purchase Agreement.

          SECTION 5.  Further Assurances.  The Sublessee and Lessee agree that
                      ------------------
at any time and from time to time, upon the written request of the Trustee, the Sublessee and Lessee will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the Trustee may reasonably request in order to obtain the full benefits of this Purchase Order Assignment and of the rights and powers herein granted.

          SECTION 6.  Intentionally omitted.
                      ---------------------

          SECTION 7.  Representations, Warranties and Covenants.  The Sublessee
                      -----------------------------------------
does hereby represent and warrant that the Purchase Agreements are in full force and effect and are legal, valid and binding obligations of the Sublessee, enforceable against it in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, and that the Sublessee is not in default thereunder. The Sublessee does hereby further represent and warrant that the Sublessee has not assigned or pledged, and hereby covenants that it will not assign or pledge, so long as this Purchase Order Assignment shall remain in effect, the whole or any part of the rights hereby assigned to anyone other than to the Lessee except to the extent contemplated in the Operative Agreements. The Lessee does hereby represent and warrant that the Lessee has not assigned or pledged, and hereby covenants that it will not assign or pledge so long as this Purchase Order Assignment shall remain in effect, the whole or any part of the rights hereby assigned to anyone other than the Trustee except to the extent contemplated in the Operative Agreements.

          SECTION 8.  Governing Law.  This Purchase Order Assignment shall be
                      -------------
governed by, and construed in accordance with, the laws of the State of California, without regard to principles of conflict of law.

          SECTION 9.  Counterparts.  This Purchase Order Assignment may be
                      ------------
executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Purchase Order Assignment to be duly executed as of the day and year first above written.

                                         MGM GRAND HOTEL, INC.


                                         By:_____________________________
                                         Name Printed:  Joseph T. Murphy
                                         Title:  Secretary-Treasurer


                                         GRAND EQUIPMENT, INC.

                                         By:_____________________________
                                         Name Printed:  Joseph T. Murphy
                                         Title:  Chief Financial Officer
                                                 and Treasurer



                                          NORWEST BANK MINNESOTA, National
                                          Association, not individually,
                                          but solely as Trustee


                                          By:_____________________________
                                          Name Printed:  Carter Dreblow
                                          Title:  Vice President

                             EXHIBIT G 2.2(b)(iii)
                                       TO
                            PARTICIPATION AGREEMENT
                          (MGM Equipment Trust 1993-1)

                                    FORM OF
                           CERTIFICATE OF CONVEYANCE


                           CERTIFICATE OF CONVEYANCE
                           -------------------------

          MGM Grand Hotel, Inc., a Nevada corporation ("Assignor"), is the owner
                                                        --------
of the items (together with all repairs, parts, supplies, accessories, equipment and devices affixed thereto or installed thereon, and all warranties, covenants and representations of any manufacturer or vendor thereof, the "Items of
                                                                --------
Equipment") of personal property described on Schedule I hereto;
- ---------                                     ----------

          Assignor grants, conveys, transfers and assigns title to the Items of Equipment to Grand Equipment, Inc., a Delaware corporation (the "Lessee") and
                                                                 ------
Lessee grants, conveys, transfers and assigns title to the Items of Equipment, to Norwest Bank Minnesota, National Association, as trustee (the "Trustee")
                                                                  -------
under that certain Trust Agreement, dated as of November 9, 1993, between Lessee, as grantor and the Trustee as trustee for the benefit of Certificate Holders described therein subject to the existing sublease, dated the date hereof, between Lessee, as sublessor and Assignor, as lessee (the "Sublease");
                                                                   --------
and

          Assignor warrants to Lessee and Trustee, their successors and assigns and to each Certificate Holder, that there is conveyed to Trustee good title to the Items of Equipment, free and clear of all liens, claims, rights or encumbrances of others[, except for Liens described in clause (iv) of the definition of "Permitted Liens"],/*/ but subject to the Sublease.

          Lessee warrants to Trustee, its successors and assigns and to each Certificate Holder, that there is conveyed to Trustee good title to the Items of Equipment, free and clear of all liens, claims, rights or encumbrances of others[, except for Liens described in clause (iv) of the definition of "Permitted Liens"],/*/ but subject to the Sublease.
                   -

- ---------------------
/*/ Insert bracketed language only with respect to theme park rides subject to a Certificate of Conveyance executed and delivered on a Delivery Date. Such exception shall apply to the extent that sales tax has been deferred pursuant to an agreement with the Nevada taxing authorities, which deferred sales tax will be equal to approximately $350,000.

          Assignor and, by their acceptance of this Certificate of Conveyance, Lessee and Trustee hereby evidence and confirm their intent and agreement that the Equipment and each portion thereof is severed, and shall be and remain severed from any real property, and even if physically attached thereto, shall retain the character of personal property, shall be treated as personal property with respect to the rights of Lessee, as buyer, and Trustee, or any other person and shall not, by any reason of attachment or connection to any real property, become or be deemed to be a fixture or pertinent to such real property and may be removed, sold or otherwise transferred, and any Lien or security interest therein may be created independently of such real property and without the consent of the owner of any interest in such real property.

          This Certificate Of Conveyance shall be governed by the laws of California without regard to conflict of law principles.

          IN WITNESS WHEREOF, Assignor and Lessee have caused this Certificate of Conveyance to be executed and delivered by one of its duly authorized officers this ____ day of _________, 199__.

                                           MGM GRAND HOTEL, INC.


                                           By:  _________________________
                                           Name Printed:
                                           Title:


                                           GRAND EQUIPMENT, INC.


                                           By:  _________________________
                                           Name Printed:
                                           Title:

                                 EQUIPMENT LIST
                               EXHIBIT G 2.2(b)(iv)
                                       TO
                            PARTICIPATION AGREEMENT
                          (MGM Equipment Trust 1993-1)

                       FORM OF CERTIFICATE OF ACCEPTANCE


                           CERTIFICATE OF ACCEPTANCE
                           -------------------------


TO: Norwest Bank Minnesota, National Association, not individually, but solely as trustee (the "Trustee") under that certain Trust Agreement, dated as of
                      -------
     November 9, 1993 between Grand Equipment, Inc., a Delaware corporation (the "Lessee"), as grantor and the Trustee, as trustee.
      ------

     Lessee and MGM Grand Hotel, Inc., a Nevada corporation, ("Sublessee") hereby jointly and severally certify to you, and for the benefit of the Certificate Holders described in said Trust Agreement from time to time (and no other Persons), as follows:

     1. That each of Lessee and Sublessee have inspected, received, approved and accepted delivery of all of the items of Equipment described in

          Schedule I hereto (the "Items of Equipment").
          ----------              ------------------

     2. That all of the Items of Equipment are subject to and governed by all of the provisions of the Lease and the Sublease.

     3. That the Items of Equipment are in good operating order, repair, condition and appearance and that neither Lessee nor Sublessee has any knowledge of any defect therein with respect to design, manufacture, condition (reasonable wear and tear excepted) or in any other respect.

     4. Sublessee understands that the Sublease of the Items of Equipment accepted hereby has been assigned to the Trustee and acknowledges its duty to make all payments due under the Sublease with respect to the Items of Equipment directly to the Trustee.


     5. All sales or other taxes payable on the Items of Equipment have been paid in full [, except for Liens described in clause (iv) of the definition of "Permitted Liens"]./*/

- --------------------
/*/ Insert bracketed language only with respect to theme park rides to the extent that sales tax has been deferred pursuant to an agreement with the Nevada taxing authorities. Such deferred amounts will be equal to approximately $350,000.

     IN WITNESS WHEREOF, Lessee and Sublessee have caused this Certificate of Acceptance to be duly executed and delivered by one of its officers thereunto duly authorized this ___ day of ____________, 199__.

                                    GRAND EQUIPMENT, INC.


                                    By:  _________________________
                                    Name:_________________________
                                    Title:________________________



                                    MGM GRAND HOTEL, INC.


                                    By:  _________________________
                                    Name Printed:_________________
                                    Title:________________________


Agreed and Accepted by


Norwest Bank Minnesota, National
Association not individually, but
solely as Trustee


By:  ___________________________
Name Printed: __________________
Title: _________________________

                               EXHIBIT G 2.2(b)(v)
                                       TO
                            PARTICIPATION AGREEMENT
                          (MGM Equipment Trust 1993-1)

                       FORM OF CERTIFICATE OF POSSESSION

                           CERTIFICATE OF POSSESSION
                           -------------------------


TO: Norwest Bank Minnesota, National Association, not individually, but solely as trustee (the "Trustee") under that certain Trust Agreement, dated as of
                      -------
     November 9, 1993 between Grand Equipment, Inc., a Delaware corporation (the "Lessee"), as grantor, and the Trustee, as trustee.
      ------


     Lessee and MGM Grand Hotel, Inc., a Nevada corporation, ("Sublessee")
                                                               ---------
hereby jointly and severally certify to you, and for the benefit of the Certificate Holders described in said Trust Agreement from time to time (and no other Person), as follows:

     1. That each of Lessee and Sublessee have inspected, received, approved and accepted delivery of all of the items of Equipment described in

          Schedule I hereto (the "Items of Equipment").
          ----------              ------------------

     2. That all of the Items of Equipment are subject to and governed by all of the provisions of the Master Lease and the Sublease.

     3. That the Items of Equipment are in the process of being installed and that neither Lessee nor Sublessee has any knowledge of: (a) Any defect therein with respect to design, manufacture, condition or in any other respects; or (b) Any default in the contracts pursuant to which such Items of Equipment are being installed.

     IN WITNESS WHEREOF, Lessee and Sublessee have caused this Certificate of Possession to be duly executed and delivered by one of its officers thereunto duly authorized this __ day of ____________, 199__.

                                    GRAND EQUIPMENT, INC.


                                    By:___________________________
                                    Name Printed:_________________
                                    Title:________________________


                                    MGM GRAND HOTEL, INC.


                                    By:___________________________
                                    Name Printed:_________________
                                    Title:________________________


Agreed and Accepted by


Norwest Bank Minnesota, National
Association not individually, but
solely as Trustee


By:__________________________
Name Printed:________________
Title:_______________________

                               EXHIBIT G 2.2(b)(vi)
                                       TO
                            PARTICIPATION AGREEMENT
                          (MGM Equipment Trust 1993-1)

                          FORM OF SUBLEASE ASSIGNMENT


                              SUBLEASE ASSIGNMENT
                              -------------------

     This SUBLEASE ASSIGNMENT, dated as of November 17, 1993 (this "Sublease
                                                                    --------
Assignment"), is between Grand Equipment, Inc., a Delaware corporation (the
- ----------
"Lessee"), and Norwest Bank Minnesota, National Association, not individually,
- -------
but solely as Trustee (the "Trustee") under the Trust Agreement, dated as of
                            -------
November 9, 1993 (the "Trust Agreement"), between Lessee and the Trustee
                       ---------------
creating the trust referred to as MGM Equipment Trust 1993-1.

     WHEREAS, capitalized terms used but not otherwise defined herein (including those used in the foregoing recitals) shall have the meanings assigned to such terms in the Trust Agreement, unless the context otherwise requires;

     AND WHEREAS, the Lessee has leased certain items of Equipment to the Sublessee pursuant to the Sublease, and the Lessee has conveyed such items of Equipment to the Trustee, and the Trustee has leased such items of Equipment to the Lessee pursuant to the Master Lease;

     AND WHEREAS, the Trustee wishes to obtain the rights of the Lessee under the Sublease, the Lessee is willing to assign to the Trustee Lessee's rights and interests under the Sublease, and the Trustee is willing to accept such assignment.

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

     SECTION 1.  Assignment.  The Lessee does hereby sell, assign, transfer and
                 ----------
set over unto the Trustee all of the Lessee's right, title and interest in and to the Sublease and any Equipment subject thereto, including, without limitation, the right to directly receive all payments and notices due thereunder. This assignment is made with full recourse to the Lessee and is provided as security for the performance of all of Lessee's obligations pursuant to the Lease and the other Operative Agreements to which it is a party.

     The Lessee does hereby appoint the Trustee, its successors and assigns, the Lessee's true and lawful attorney, irrevocably, with full power (in the name of the Lessee or otherwise) to ask, require, demand and receive, any and all moneys and claims for moneys due and to become due under, or arising out of, the Sublease to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute (or, if previously commenced, assume control of) any proceedings and to obtain any recovery in connection therewith which the Trustee may deem to be necessary or advisable.

     SECTION 2.  Acceptance of Assignment.  Subject to the terms and conditions
                 ------------------------
hereof, the Trustee hereby accepts the assignment contained in Section 1 hereof.
                                                               ---------

     SECTION 3.  Certain Rights and Obligations of the Parties.  It is expressly
                 ---------------------------------------------
agreed that, anything herein contained to the contrary notwithstanding: (a) The Lessee shall at all times remain liable to the Sublessee under the Sublease to perform all the duties and obligations of the "lessor" thereunder to the same extent as if this Sublease Assignment had not been executed; (b) The exercise by the Trustee of any of the rights assigned hereunder shall not release the Lessee from any of its duties or obligations to the Sublessee under the Sublease; and
(c) The Trustee shall not have any obligation or liability under the Sublease by reason of, or arising out of, this Sublease Assignment or be obligated to perform any of the obligations or duties of the Lessee under the Sublease or to make any payment or to make any inquiry as to the sufficiency of any payment or to present or file any claim or to take any other action to collect or enforce any claim for any payment assigned hereunder.

     SECTION 4.  Further Assurances.  The Lessee agrees that at any time and
                 ------------------
from time to time, upon the written request of the Trustee, the Lessee will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the Trustee may reasonably request in order to obtain the full benefits of this Sublease Assignment and of the rights and powers herein granted.

     SECTION 5.  Lessee's Representations, Warranties and Covenants.  The Lessee
                 --------------------------------------------------
does hereby represent and warrant that:

     (a) The Sublease is in full force and effect and is the legal, valid and binding obligations of the Lessee, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, and that the Lessee is not in default thereunder;

     (b) The Lessee has not assigned or pledged, and hereby covenants that it will not assign or pledge, so long as this Sublease Assignment shall remain in effect, the whole or any part of the rights hereby assigned to anyone other than the Trustee except as contemplated in the Operative Agreements or consented to by the Trustee;

     (c) The Sublease and documents executed in connection therewith, and each of them are genuine and in all respects what they purport to be and enforceable according to their terms, and that they are, and will continue to be (except insofar as Trustee may consent otherwise) the only, and all of, the instruments executed in connection with the Sublease of the Equipment; all statements contained in the Sublease are true and that all unpaid balances shown therein are correct; the Sublease, and each of the Sublease documents and the obligations which they evidence are, and will continue to be, free and clear of all defenses, setoffs, counterclaims, Liens (other than the Sublease Grant) and encumbrances of every kind and nature (except insofar as Trustee may consent otherwise); at the time of the execution of this Sublease Assignment the undersigned had a good leasehold interest in the items of Equipment subject thereto and full right to enter into the Sublease with respect thereto; all sales or other taxes that may be payable on Equipment identified in the Certificate of Conveyance delivered on the Effective Date have been paid; all parties to the Sublease have full capacity to contract; the Lessee has no knowledge of any facts which impair the validity of the Sublease or make the same less valuable; all filings and recordings required by law have been completed and complied with; any requirement of new or further filings, recordings or renewals thereof shall be complied with by the Lessee and Trustee may undertake same but shall be without any responsibility or obligations whatsoever for any omission or invalid accomplishment thereof; and

     (d) The Sublease and all Sublease documents arise out of a bona fide Sublease of the Equipment to the person therein named as sublessee; no payments of rent or otherwise have been made by Sublessee; the Lessee will not create any Lien upon the Sublease or any of the Equipment except as contemplated in the Operative Agreements or consented to by the Trustee; the Lessee will not accept the return of or retake, recapture or repossess any of such Equipment or modify, terminate or renew the Sublease without Trustee's consent; the Lessee will not permit any items of Equipment to be removed from the places where same may be located without Trustee's consent; and the Lessee shall have no authority to accept any collections of any sums under the Sublease, whether as rent or otherwise.

     SECTION 6.  Governing Law.  This Sublease Assignment and the Consent and
                 -------------
Agreement attached hereto shall be governed by, and construed in accordance with, the laws of the State of California, without regard to principles of conflict of law.

     SECTION 7.  Counterparts.  This Sublease Assignment may be executed by the
                 ------------
parties hereto in separate counterparts and by different parties or separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.



                       *          *          *          *

          IN WITNESS WHEREOF, the parties hereto have caused this Sublease Assignment to be duly executed as of the day and year first above written.

                                           LESSEE:

                                           GRAND EQUIPMENT, INC.


                                           By:_____________________________
                                           Name Printed:  Joseph T. Murphy
                                           Title:  Chief Financial Officer
                                                   and Treasurer



                                           TRUSTEE:

                                           NORWEST BANK MINNESOTA, National
                                           Association, not individually,
                                           but solely   as Trustee


                                           By:_____________________________
                                           Name Printed:  Carter Dreblow
                                           Title:  Vice President

                                   SCHEDULE I
                                       to
                              SUBLEASE ASSIGNMENT

                                    FORM OF
                             CONSENT AND AGREEMENT
                                       OF
                                   SUBLESSEE


          MGM Grand Hotel, Inc., a Nevada corporation (the "Sublessee"), hereby
                                                            ---------
acknowledges notice of and consents to all of the terms of the Sublease Assignment (herein called the "Sublease Assignment"), dated as of the date
                               -------------------
hereof, between Grand Equipment, Inc., a Delaware corporation ("Lessee"), and
                                                                ------
Norwest Bank Minnesota, National Association (the "Trustee"), not individually
                                                   -------
but solely as trustee under the Trust Agreement, (the "Trust Agreement") dated
                                                       ---------------
as of November 9, 1993, between Lessee and Trustee creating the trust referred to as the MGM Equipment Trust 1993-1, (the defined terms therein being hereinafter used with the same meaning as in the Trust Agreement) and hereby confirms to the Trustee that:

     (a) All representations, warranties, indemnities and agreements of the Sublessee under the Sublease with respect to the items of Equipment subject thereto shall inure to the benefit of the Trustee to the same extent as if the Trustee had been the lessor of such items of Equipment subject thereto;

     (b) The Sublessee will pay all amounts due under the Sublease directly to Trustee and will provide all notices required under the Sublease directly to the Trustee;

     (c) Neither the Trustee nor its assigns shall be liable for any of the obligations or duties of the Lessee under the Sublease, nor shall the Sublease Assignment nor this Consent and Agreement give rise to any duties or obligations whatsoever on the part of the Trustee or its assigns;

     (d) The Sublessee hereby assigns to the Trustee for the benefit of the Certificate Holders all rights it may have, if any, as a secured party in the Equipment; and

     (e) The Sublessee shall not permit any Liens to be placed on the Equipment or its interest as Sublessee (other than the Sublease Grant) without the prior consent of the Trustee.

     The Sublessee represents and warrants to the Trustee that:

     (a) The Sublessee is a corporation duly organized and existing in good standing under the laws of the State of Nevada;

     (b) The making and performance of the Sublease and this Consent and Agreement have been duly authorized by all necessary corporate action on the part of the Sublessee, do not require any stockholder approval and do not contravene any law binding on the Sublessee or contravene the Sublessee's charter documents or by-laws or any indenture, credit agreement or other contractual agreement to which the Sublessee is a party or by which it is bound; and

     (c) The Sublease constitutes as of the date hereof a legal, valid and binding obligation of the Sublessee, and this Consent and Agreement is a legal, valid and binding obligation of the Sublessee, in each case enforceable against the Sublessee in accordance with its respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity.


Dated as of November 17, 1993


                              MGM GRAND HOTEL, INC.



                              By:________________________________
                              Name Printed:  Joseph T. Murphy
                              Title:  Secretary-Treasurer



AGREED AND ACCEPTED BY


NORWEST BANK MINNESOTA, National Association, not individually, but solely as Trustee



By:_________________________________
Name Printed:  Carter Dreblow
Title:  Vice President

                             EXHIBIT G 2.2(b)(vii)
                                       TO
                            PARTICIPATION AGREEMENT
                          (MGM Equipment Trust 1993-1)

                        FORM OF INTERCREDITOR AGREEMENT

                                 INTERCREDITOR AGREEMENT


     THIS INTERCREDITOR AGREEMENT (the "Intercreditor Agreement"), dated as of November 17, 1993, is entered into between Norwest Bank Minnesota, National Association, not in its individual capacity, but solely in its capacity as trustee under the Trust Agreement (the "Trust Agreement"), dated as of November 9, 1993 between Grand Equipment, Inc., a Delaware corporation, as grantor (the "Lessee") and Norwest Bank Minnesota, N.A., as trustee (the "Trustee") and Bank of America National Trust and Savings Association, a national banking association ("BofA").

     WHEREAS, capitalized terms used but not otherwise defined herein shall have the meaning specified in Schedule X to the Participation Agreement, dated as of November 9, 1993, among MGM Grand Hotel, Inc., a Nevada corporation, Lessee, MGM Grand Inc., a Delaware corporation, the Persons listed in Schedule I thereto, and the Trustee, not individually, except as expressly set forth therein, but as Trustee, unless the context otherwise requires.

     WHEREAS, pursuant to the terms of the Participation Agreement and Trust Agreement, Certificates with an original principal amount of $48,000,000 are being issued contemporaneously herewith;

     WHEREAS, the Participation Agreement and the Master Lease prohibit the assignment of Lessee's interest in the Master Lease or the Equipment and prohibit the imposition of Liens thereon;

     WHEREAS, contemporaneously herewith BofA will issue the Letter of Credit to the Trustee for the benefit of the Certificate Holders;

     WHEREAS, MGM Grand, Inc. as the account party on the Letter of Credit is entering into a Letter of Credit and Reimbursement Agreement ("Reimbursement Agreement") with BofA dated as of the date hereof;

     WHEREAS, BofA requires the obligations of MGM Grand, Inc. pursuant to the Reimbursement Agreement to be secured by the grant of a subordinated security interest in the Equipment pursuant to a security agreement in the form of Exhibit A hereto; and

     WHEREAS, the Certificate Purchasers have directed the Trustee to consent to the Lessee's grant of such security interest in order to obtain the benefits of the Letter of Credit.

     NOW THEREFORE, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                    CONSENT

     Subject to Article II below, the Trustee hereby consents to the Lessee's grant of a security interest to BofA in all of Lessee's right, title and interest in and to the Master Lease, the Collateral and the residual interest in the Trust pursuant to a security agreement substantially in the form of Exhibit A hereto.


                                   ARTICLE II

                                 SUBORDINATION

     BofA will not take any action to enforce its rights pursuant to such security agreement prior to the time that the Trust Estate reverts to the Grantor pursuant to the terms of the Trust Agreement.

     Section 2.1  Senior Interest.  Notwithstanding the terms contained in any
                  ---------------
agreement relative to the grant of a security interest (including the description of any collateral) or the time of attachment or perfection of any security interest or Lien, the time or order of filing or recording of any Lien under the Uniform Commercial Code or any other applicable law as between the Trustee and BofA, Trustee shall have a senior security interest in and Lien upon the Collateral and the residual interest in the Trust and BofA shall have a junior and subordinate Lien upon the Collateral and the residual interest in the Trust.

     Section 2.2  Limitation on Actions of BofA.  BofA agrees that it will not:
                  -----------------------------
(i) interfere, in any manner, with the Trustee's Lien upon the Collateral and the residual interest in the Trust or the exercise of remedies by the Trustee with respect to the sale or other disposition of the Collateral, the Master Lease and residual interest in the Trust (or any portion thereof) whether at a private sale or pursuant to foreclosure or other judicial proceedings; or (ii) take any action by way of enforcement or application of its Lien upon the Collateral, the Master Lease or the residual interest in the Trust unless and until the Trustee shall have advised BofA, in writing, that the Trust Estate has reverted to the Grantor pursuant to the terms of the Trust Agreement.

     Section 2.3  Defense.  If either BofA or the Trustee, in violation of this
                  -------
Intercreditor Agreement shall commence, prosecute, or participate in any action by way of enforcement or application of its Lien upon any Collateral or in any manner interfere with any of the other's Liens upon any of the

Collateral, then the other of BofA or the Trustee may interpose as a defense or plea the making of this Intercreditor Agreement and such other party may intervene and interpose such defense or plea in its own name or in the name of the Lessee, or restrain the enforcement of any Lien in its own name or in the name of the Lessee.


                                  ARTICLE III

                                 MISCELLANEOUS

     Section 3.1  Other Relationships.  Each of the Trustee and BofA may accept
                  -------------------
deposits from, extend credit to, act as trustee under indentures of, and generally engage in any kind of banking, financing, securities or other business with the Lessee, Sublessee and Guarantor other than in connection with the transactions contemplated herein, without any duty to account therefor to any other party.

     Section 3.2  Termination.  This Intercreditor Agreement shall terminate
                  -----------
upon the reversion of the Trust Estate to the Lessee pursuant to the terms of the Trust Agreement.

     Section 3.3  Waiver.  Each party hereto may specifically waive any breach
                  ------
of this Intercreditor Agreement by any other party, but no such waiver shall be deemed to have been given unless such waiver is in writing, signed by the waiving party and specifically designates the breach waived, nor shall any such waiver constitute a continuing waiver of similar or other breaches.

     Section 3.4  Invalidity.  If, for any reason whatsoever, any one or more of
                  ----------
the provisions of this Intercreditor Agreement shall be held or deemed to be inoperative, unenforceable or invalid in a particular case or in all cases, such circumstances shall not have the effect of rendering any of the other provisions of this Intercreditor Agreement inoperative, unenforceable or invalid, and the inoperative, unenforceable or invalid provision shall be construed as if it were written so as to effectuate, to the maximum extent possible, the parties' intents.

     Section 3.5  Benefit.  The benefit of this Intercreditor Agreement shall
                  -------
inure to the parties hereto, the Certificate Holders and their successors and assigns.

     Section 3.6  Choice of Law.  The existence, validity, construction,
                  -------------
operation and effect of any and all terms and provisions of this Intercreditor Agreement shall be determined in accordance with and governed by the laws of the State of California.

     Section 3.7  Entire Agreement; Amendments.  This Intercreditor Agreement
                  ----------------------------
contains the entire agreement among the parties with respect to the subject matter hereof and supersedes any and all prior agreements, understandings and commitments, whether oral or written. This Intercreditor Agreement may be amended only by a writing signed by duly authorized representatives of each party hereto.

     Section 3.8  Notices.  All notices, demands, declarations, consents,
                  -------
directions, approvals, instructions, requests and other communications required or permitted by the terms hereof shall be in writing and shall be deemed to have been given when delivered personally, facsimilied (and confirmed, which confirmation may be mechanical) or otherwise actually received or 5 business days after being deposited in the United States mail certified, postage prepaid, addressed as follows:

       If to the Trustee:

       Norwest Bank Minnesota, National Association
       Sixth and Marquette
       Minneapolis, MN  55479-0069
       Attention:  Corporate Trust Department

       with a copy to:

       Dorsey & Whitney
       220 South Sixth Street
       Minneapolis, MN  55402
       Attention:  James Alt, Esq.


       If to BofA:

       Bank of America National Trust
        and Savings Association
       Credit Products Group #3283
       555 South Flower Street
       Los Angeles, CA  90071
       Attention:  Jon Varnell
       Facsimile No. (213) 228-6181
       Telephone No. (213) 228-2641
          with a copy to:

          Bank of America National Trust
            and Savings Association
          Trade Finance Services #5655
          333 South Beaudry Street
          Los Angeles, California  90017
          Attention:  International Trade Banking Division
          Facsimile No.  (213) 345-6694
          Telephone No. (213) 345-6631

          and to:

          Credit Products Group #3283
          555 South Flower Street
          Los Angeles, California  90071
          Attention:  Jon Varnell
          Facsimile No.  (213) 228-6181
          Telephone No. (213) 228-2641

or at such other place in the United States as such party may designate by notice given in accordance with this Section 3.8.
                                     -----------

     Section 3.9  Counterparts.  This Intercreditor Agreement may be executed in
                  ------------
any number of counterparts and by different parties hereto on separate counterparts, each executed counterpart constituting an original but all together one agreement.

     Section 3.10  Captions.  Section captions used in this Intercreditor
                   --------
Agreement (including the exhibit hereto) are for convenience of reference only and shall not affect the construction of this Intercreditor Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Intercreditor Agreement as of the day and year first above written.


NORWEST BANK MINNESOTA, N.A.,         BANK OF AMERICA NATIONAL TRUST
not individually, but solely          AND SAVINGS ASSOCIATION
as Trustee


By:_________________________          By:___________________________
Name Printed: Carter Dreblow          Name Printed:  Jon Varnell
Title:  Vice President                Title:  Vice President

                                                                       EXHIBIT A
                                                                       ---------


                               SECURITY AGREEMENT
                               ------------------

     THIS SECURITY AGREEMENT ("Agreement") is entered into as of November 17, 1993 between GRAND EQUIPMENT, INC. (the "Lessee"), a Delaware corporation, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("BofA").

                                    RECITALS
                                    --------

     Lessee is issuing Certificates pursuant to that certain Trust Agreement (the "Trust Agreement"), dated as of November 9, 1993 between the Lessee, as grantor, and Norwest Bank Minnesota, National Association, as trustee (the "Trustee").

     Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such term in the Trust Agreement, unless the context otherwise requires.

     BofA is issuing its Letter of Credit (the "Letter of Credit") to the Trustee as further security for the Lessee's obligations to the Certificate Holders and the Trustee.

     Such Letter of Credit is being issued pursuant to the terms of that certain Letter of Credit and Reimbursement Agreement (the "Reimbursement Agreement") dated as of November 17, 1993 between MGM Grand, Inc., ("MGM") as Account Party and BofA.

     A condition precedent to the issuance of the Letter of Credit pursuant to the terms of the Reimbursement Agreement is the Lessee granting a security interest in its property as described below.

     NOW, THEREFORE, in consideration of the premises, the parties hereto agree as follows:

     1. THE SECURITY. Lessee hereby assigns and grants a security interest to BofA in the following described personal property, all such property hereinafter collectively called "Collateral", in each case with such security interest being subject and subordinate to all of the rights of the Certificate Holders and the Trustee whether such rights are set forth in the Certificates, the Trust Agreement, the Participation Agreement, the Master Lease, the Sublease Assignment or elsewhere:

          A. All of Lessee's rights as lessee pursuant to the terms of the Master Lease, including all of Lessee's rights, title and interest in and to the Equipment subject thereto as described in Schedule I hereto;

          B. All rights to the payment of money now owned or hereafter acquired by Lessee, whether due or to become due and whether or not earned by performance, including, but not limited to, accounts, contract rights, chattel paper, instruments and general intangibles, arising under that certain Sublease ("Sublease"), dated as of November 17, 1993, by and between the Lessee, as sublessor, and MGM Grand Hotel, Inc. ("MGM Hotel"), a Nevada corporation, as Sublessee.

          C. All of Lessee's rights, title and interest as grantor of the Trust Estate pursuant to the Trust Agreement.

          D.  All proceeds of the foregoing.

          E. All rights to insurance and the proceeds thereof covering any of the above property.

     2. OBLIGATIONS SECURED. The Collateral secures and will secure all Obligations of MGM to BofA under the Reimbursement Agreement. For the purposes of this Agreement, "Obligations" shall mean all reimbursement obligations of MGM to BofA under the Reimbursement Agreement, all extensions of credit made by BofA to MGM and all other obligations and liabilities of MGM to BofA under the Reimbursement Agreement, whether now existing or hereafter incurred or created, whether voluntary or involuntary, whether due or not due, whether absolute or contingent, or whether incurred directly or acquired by BofA by assignment or otherwise.

     3.  LESSEE'S COVENANTS.  Lessee covenants and warrants that:

          A.  Lessee will properly maintain and care for Collateral.

          B. Lessee will notify BofA in writing prior to any change in Lessee's place of business, or, if Lessee has or acquires more than one place of business, prior to any change in Lessee's chief executive office or the offices where Lessee's books and records concerning the Collateral are kept.

          C. Lessee will immediately notify BofA of any proposed or actual change of Lessee's name, identity or corporate structure.

          D. Until BofA exercises its rights to make collections, Lessee will diligently collect all amounts owing under the Sublease and keep accurate books and records thereof.

          E. Lessee will promptly notify BofA of any legal process levied against the Collateral or any other event which materially affects the value of the Collateral or the rights and remedies of BofA in relation thereto.

          F.  The execution and delivery of this Agreement does not and will not
     (i) violate any provision of any law, rule or regulation presently in effect having applicability to Lessee or of any order, writ, judgment, decree, determination or award presently in effect having applicability to Lessee or of the charter or bylaws of Lessee, or (ii) result in a breach of or constitute a default under any indenture or loan or credit agreement, or result in a breach of or constitute a default under any other agreement or instrument to which Lessee is a party or by which any of its properties may be bound or affected.

     4. BOFA'S REMEDIES AFTER DEFAULT. Upon the occurrence and continuance of any Event of Default as defined in the Reimbursement Agreement, but subject in each case to all of the rights of the Trustee and the Certificate Holders and the terms of that certain Intercreditor Agreement, dated as of the date hereof between the Trustee and BofA, BofA may do any one or more of the following:

          A. Require Lessee to segregate all collections and proceeds of the Collateral so that they are capable of identification and deliver daily such collections and proceeds to BofA in kind.

          B. Require Lessee to periodically deliver to BofA records and schedules, which show amounts owing under the Sublease or other matters which affect the Collateral.

          C. Verify amounts owing under the Sublease and inspect the books and records of Lessee and make copies thereof or extracts therefrom.

          D. Require Lessee to deliver to BofA any instruments or chattel paper evidencing amounts owing under the Sublease.

          E. Notify MGM Hotel or any other persons of BofA's interest in the Collateral and the proceeds thereof.

          F. Require MGM Hotel to forward all remittances, payments and proceeds of the Collateral to a post office box under BofA's exclusive control.

          G. Demand and collect any amounts owing under the Sublease and any proceeds of the Collateral. In connection therewith Lessee irrevocably authorizes BofA to endorse or sign Lessee's name on all collections, receipts or other documents, take possession of and open the mail addressed to Lessee and remove therefrom proceeds and payments of Collateral.

          H. Enforce the security interest given hereunder pursuant to the Uniform Commercial Code of Nevada or any other law.

          I. Require Lessee to assemble the records pertaining to Collateral and make them available to BofA at a place designated by BofA.

          J. Enter the premises of Lessee and take possession of the records pertaining to the Collateral.

          K. Grant extensions of, compromise claims in respect of, and settle amounts owing under, the Sublease for less than face value, all without prior notice to Lessee.

     5.   MISCELLANEOUS.

          A. Any waiver, expressed or implied, of any provision hereunder and any delay or failure by BofA to enforce any provision shall not preclude BofA from enforcing any such provision thereafter.

          B. Lessee shall, at the request of BofA, and subject to the approval of the Trustee, execute such other agreements, documents or instruments in connection with this Agreement as BofA may reasonable deem necessary.

          C. This Agreement shall governed by and construed according to the laws of the State of California, to the jurisdiction of which the parties hereto submit.

          D. All rights and remedies herein provided are cumulative and not exclusive of any rights or remedies otherwise provided by law. Any single or partial exercise of any right or remedy shall not preclude the further exercise thereof or the exercise of any other right or remedy.

          E. In the event of any action by BofA to enforce this Agreement or to protect the security interest of BofA in the Collateral, Lessee agrees to pay the costs thereof, reasonable attorneys fees, including the allocated cost of in-house counsel, and other expenses.

          F. Lessee hereby waives, to the fullest extent permitted by law, all suretyship defenses and rights of every nature otherwise available under California law and the laws of any other jurisdiction, including, without limitation, all defenses arising under Sections 2787 through 2855 and Sections 2899 and 3433 of the California Civil Code and any successor provisions of those Sections.

     IN WITNESS WHEREOF, the parties have signed this Agreement as of the date first written above.


                              GRAND EQUIPMENT, INC.



                              By:___________________________
                              Name:  Joseph T. Murphy
                              Title:  Chief Financial Officer
                                         and Treasurer


                              BANK OF AMERICA NATIONAL TRUST
                              SAVINGS ASSOCIATION



                              By:___________________________
                              Name:  Jon Varnell
                              Title:  Vice President


MGM Grand Hotel, Inc.
hereby consents to the
foregoing Security Agreement
and to the security interest
granted therein.

MGM GRAND HOTEL, INC.



By:___________________________
Name:  Joseph T. Murphy
Title:  Secretary-Treasurer